                                                                   EXHIBIT 10.03

[LOGO]         [LETTERHEAD OF DEPARTMENT OF THE ARMY APPEARS HERE]

     REPLY TO
     ATTENTION OF

                                 May 18, 1998

Contracts Branch



Great Lakes Dredge & Dock Company
2122 York Road
Oak Brook, Illinois 60523

Gentlemen:


     You are hereby notified of the acceptance of your offer dated May 5, 1998, in the amount of $31,927,300.00, for the Base Bid and All Additive Bid Items, submitted in response to Solicitation No. DACW33-98-B-0004, for Boston Harbor Navigation Improvement and Berth Dredging Project.

     A fully-executed copy of Contract No. DACW33-98-C-0008 is enclosed for your retention.

     In accordance with Contract Clause No. 65.1, CONTINUING CONTRACTS, funds in the amount of $12,000,000.00 have been reserved for this contract and are available for payments this fiscal year.

     Also enclosed, in duplicate, are Performance and Payment Bond forms. In accordance with the Special Clause 1.8 of the Contract, properly executed bonds must be returned to this office within ten (10) calendar days after receipt of same. Upon receipt of these properly executed forms, together with acceptable certificates of insurance as indicated in Special Clause 1.6 of the Contract, a Notice to Proceed will be issued.

     Building materials and supplies used in this contract are exempt from the Massachusetts Sale and Use Tax. Certificate of Exemption No. E 999-089-600 shall be cited by you in your Contractor's Exempt Purchase Certificate, Form ST-5C.

     Please sign the acknowledgement on the enclosed Designation of Authority and Notice of Appointment and return one copy to each of this office.

     Enclosed for your information is a Notice regarding subcontracting assistance.

                                         Sincerely,

                                         /s/ Charles W. Coe

                                         Charles W. Coe
                                         Chief, Contracting Division
                                         Contracting Officer

Enclosures

====================================================================================================================================
                                        1.   SOLICITATION NO.    2.   TYPE OF SOLICITATION     3.   DATE ISSUED    PAGE OF PAGES

SOLICITATION, OFFER,                          DACW33-98-B-0004                                        03/09/98          I   8
     AND AWARD                                                   [X] SEALED BID (IFB)
Construction, Alteration, or Repair)                             [_] NEGOTIATED (RFP)
------------------------------------------------------------------------------------------------------------------------------------
IMPORTANT - The "offer" section on the reverse must be fully completed by offeror.
------------------------------------------------------------------------------------------------------------------------------------
4.   CONTRACT NO.                       5.   REQUISITION/PURCHASE REQUEST NO.        6.    PROJECT NO.
          DACW33-98-C-0008                        961316-8005-8002                                  DACW33-98-B-0004
------------------------------------------------------------------------------------------------------------------------------------
7.   ISSUED BY                      CODE          961316         8.   ADDRESS OFFER TO         BIDS
               DEPT OF THE ARMY                                                           USA ENGR DISTRICT, NEW ENGLAND
               NE DISTRICT, CORPS OF ENGINEERS                                            ATTN: BIDS REC'G DESK, CONTRACTING DIV
               696 VIRGINIA ROAD                                                          696 VIRGINIA ROAD
               CONCORD MA 01742-2751                                                      CONCORD MA 01742-2751



------------------------------------------------------------------------------------------------------------------------------------
9.   FOR INFORMATION          A.   NAME                               B.   TELEPHONE NO. (Include area code) (NO COLLECT CALLS)
          CALL                See Solicitation - SECTION 00100
------------------------------------------------------------------------------------------------------------------------------------
                                                           SOLICITATION
------------------------------------------------------------------------------------------------------------------------------------
NOTE: In sealed bid solicitations "offer" and "offeror" mean "bid" and "bidder".
------------------------------------------------------------------------------------------------------------------------------------
10.  THE GOVERNMENT REQUIRES PERFORMANCE OF THE WORK DESCRIBED IN THESE DOCUMENTS (Title, identifying no., date):

          SPECIFICATIONS titled "BOSTON HARBOR NAVIGATION AND BERTH
                                DREDGING PROJECT", dated MARCH 1998.

          DRAWINGS as listed in paragraph titled "CONTRACT DRAWINGS, MAPS AND
                                SPECIFICATIONS" of the SPECIAL CONTRACT REQUIREMENTS.

          CONTRACT CLAUSES, SECTION 00700 and 00800.




------------------------------------------------------------------------------------------------------------------------------------
11.  The Contractor shall begin performance within    *    ___________ calender days and complete it within   *   _________ calender
                                                   -------                                                  -----
days after receiving

[_] award,     [X] notice to proceed. This performance period is   [X] mandatory,    [_] negotiable. *(See SECTION 00800 - Par. 1)
                                                                                                            ----------------------
------------------------------------------------------------------------------------------------------------------------------------
12A. THE CONTRACTOR MUST FURNISH ANY REQUIRED PERFORMANCE AND PAYMENT BONDS?               12B. CALENDAR DAYS
     (If "YES, Indicate within how many calendar days after award in Item 12B.)

[X] YES        [_] NO                                                                               010
------------------------------------------------------------------------------------------------------------------------------------
13.  ADDITIONAL SOLICITATION REQUIREMENTS:

A.   Sealed offers in original and 2 copies to perform the work required are due at the place specified in Item 8 by 1400 (hour)
                                   -                                                                                 ----
     local time 5/5/98 (date). If this is a sealed bid solicitation, offers must be publicly opened at that time. Sealed envelopes containing offers shall be marked to show the offeror's name and address, the solicitation number, and the date and time offers are due.

B.   An offer guarantee  [X] is,  [_] is not required.

C.   All offers are subject to the (1) work requirements, and (2) other provisions and clauses incorporated in the solicitation in full text or by reference.

     Offers providing less than     60    calender days for Government acceptance after the date offers are due will not be
                                ---------
     considered and will be rejected.

====================================================================================================================================

                                    00010-1

====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
14.  NAME AND ADDRESS OF OFFEROR (Include Zip Code)            15. TELEPHONE NO. (Include area code)
                                                                            630/574-3000
                                                             -----------------------------------------------------------------------
  Great Lakes Dredge & Dock Company                            16. REMITTANCE ADDRESS (Include only if different than item 14)
  2122 York Road
  Oak Brook, Illinois  60523

DUNS:  00-693-0358      CAGE:  26052
-------------------------------------------------------------
CODE  OCULI     FACILITY CODE
------------------------------------------------------------------------------------------------------------------------------------
17.  The offeror agrees to perform the work required at the prices specified below in strict accordance with the terms of this solicitation, if this offer is accepted by the Government in writing within _____ calendar days after the date offers are due.
     (Insert any number equal to or greater than the minimum requirement stated in Item 13D. Failure to Insert any number means the offeror accepts the minimum in item 13D.)

AMOUNTS>       See Page 3 - BIDDING SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
18.  THE OFFEROR AGREES TO FURNISH ANY REQUIRED PERFORMANCE AND PAYMENT BONDS.
------------------------------------------------------------------------------------------------------------------------------------
                                                  19.  ACKNOWLEDGMENT OF AMENDMENTS
                  (The offeror acknowledges receipt of amendments to the solicitation - give number and date of each)
------------------------------------------------------------------------------------------------------------------------------------
AMENDMENT NO.  0001      0002      0003      0004
------------------------------------------------------------------------------------------------------------------------------------
    DATE       3/11/98  4/7/98   4/10/98    4/21/98
------------------------------------------------------------------------------------------------------------------------------------
20.  NAME AND TITLE OF PERSON AUTHORIZED TO SIGN OFFER         20B.  SIGNATURE                      20.C  OFFER DATE
     (Type or Print)     Steven F. O'Hara
                         Vice President                              /s/ Steven F. O'Hara                  5/5/98
------------------------------------------------------------------------------------------------------------------------------------
                                               AWARD (TO BE COMPLETED BY GOVERNMENT)    DACW33-98-C-0008
------------------------------------------------------------------------------------------------------------------------------------
21.  ITEMS ACCEPTED:

                      ITEM NOS. 0001 through 0020B as set forth on Pages Nos. 3 through 8, BIDDING SCHEDULE.



------------------------------------------------------------------------------------------------------------------------------------
22.  AMOUNT                                       23.  ACCOUNTING AND APPROPRIATION DATA
          $31,927,300.00 ESTIMATED                     SEE BIDDING SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
24.  SUBMIT INVOICES TO ADDRESS SHOWN IN          ITEM         25.  OTHER THAN FULL OPEN COMPETITION PURSUANT TO
       (4 COPIES UNLESS OTHERWISE SPECIFIED)  >     SC-1.4
                                                                 [_] 10. U.S.C. 2304(c)(      )    [_] 41 U.S.C. 253(c)(       )
------------------------------------------------------------------------------------------------------------------------------------
26.  ADMINISTERED BY               CODE                        27.  PAYMENT WILL BE MADE BY
                                        -----------------------
     DEPARTMENT OF THE ARMY                                         FINANCE & ACCOUNTING OFFICER
     NEW ENGLAND DISTRICT, CORPS OF ENGINEERS                       U.S. ARMY ENGINEER DISTRICT, NEW ENGLAND
     Concord Park                                                   696 Virginia Road
     696 Virginia Road                                              Concord, MA  01742-2751
     Concord, MA  01742-2751
------------------------------------------------------------------------------------------------------------------------------------
                                   CONTRACTING OFFICER WILL COMPLETE ITEM 28 OR 29 AS APPLICABLE
------------------------------------------------------------------------------------------------------------------------------------
[_] 28. NEGOTIATED AGREEMENT   (Contractor is required to sign     [X] 29. AWARD   (Contractor is not required to sign this
this document and return________ copies to issuing office.)        document.) Your offer on this solicitation, is hereby accepted as
Contractor agrees to furnish and deliver all items or perform      to the items listed. This award consummates the contract, which
all work, requisitions Identified on this form and any             consists of (a) the Government solicitation and your offer, and
continuation sheets for the consideration stated in this           (b) this contract award. No further contractual document is
contract. The rights and obligations of the parties to this        necessary.
contract shall be governed by (a) this contract ward, (b) the solicitation, and (c) the clauses, representations,
certifications, and specifications incorporated by reference in or attached to this contract.

------------------------------------------------------------------------------------------------------------------------------------
30A. NAME AND TITLE OF CONTRACTOR OR PERSON AUTHORIZED             31A. NAME OF CONTRACTING OFFICER (Type or print)
     TO SIGN (Type or Print)                                            CHARLES W. COE
                                                                        Chief, Contracting Division
------------------------------------------------------------------------------------------------------------------------------------
30B. SIGNATURE                              30C. DATE              31B. UNITED STATES OF AMERICA                   31C. AWARD
                                                                                                                        DATE
                                                                   BY   /s/ Charles W. Coe                            5/18/98
====================================================================================================================================

                                            STANDARDS FORM 1442 BACK (REV. 4-85)

                                    00010-2

                                 SECTION 00010

                               BIDDING SCHEDULE

ITEM                     DESCRIPTION                                        QUANTITY      U/I     UNIT PRICE        AMOUNT
-----    -------------------------------------------------------            --------      ---    -------------   ------------
0001     MOBILIZATION AND DEMOBILIZATION FOR                                   1.00        JB          0.00000            0.00
         DREDGING OPERATIONS
           Accounting: N/A

0001A    MOBILIZATION AND DEMOBILIZATION FOR                                   1.00        JB    651519.000000      615,519.00
         DREDGING OPERATION - (O&M FEDERAL)
           Accounting: 96X3123 08-2418 001960  96190  3200 001TKQ

0001B    MOBILIZATION AND DEMOBILIZATION FOR                                   1.00        JB    996595.000000      996,595.00
         DREDGING OPERATIONS - (FEDERAL)
           Accounting: 96X3122 08-2418 039025 96190 3200 001TKD

0001C    MOBILIZATION AND DEMOBILIZATION FOR                                   1.00        JB    332198.000000      332,198.00
         DREDGING OPERATIONS - (NON-FEDERAL)
           Accounting: 96X8862 08-2418 039025 96190 3200 001TKB

0001D    MOBILIZATION AND DEMOBILIZATION FOR                                   1.00        JB    294688.000000      294,688.00
         DREDGING OPERATIONS - (BERTHS)
           Accounting: 96X8862 08-2418 039025 96190 3200 001TKC

0002     MOBILIZATION AND DEMOBILIZATION FOR                                   1.00        JB         0.000000            0.00
         DREDGING OPERATIONS
           Accounting: N/A

0002A    MOBILIZATION AND DEMOBILIZATION FOR                                   1.00        JB    168750.000000      168,750.00
         BLASTING OPERATIONS - (FEDERAL)
           Accounting: 96X3123 08-2418 039025 96190 3200 001TKD

0002B    MOBILIZATION AND DEMOBILIZATION FOR                                   1.00        JB     56250.000000       56,250.00
         BLASTING OPERATIONS - (NON-FEDERAL)
           Accounting: 96x8862 08-2418 039025 96190  3200 001TKB

0003     MAINTENANCE DREDGING AND DISPOSAL                               612,000.00        CY *      23.000000   14,076,000.00
         (O&M FEDERAL)
            Accounting: 96X3123 08-2418 001960 3200 001TKQ

                                    00010-3

ITEM                 DESCRIPTION                     QUANTITY             U/I            UNIT PRICE                AMOUNT
------    ---------------------------------    ---------------------    -------    ---------------------    --------------------
0004      IMPROVEMENT DREDGING AND DISPOSAL         1,230,000.00         CY **            0.000000                      0.00
           Accounting: N/A

0004A     IMPROVEMENT DREDGING AND DISPOSAL -         922,500.00         CY **            7.000000              6,457,500.00
          (FEDERAL)
           Accounting: 96X3122 08-2418 039025 96190 3200 001TKD

0004B     IMPROVEMENT DREDGING AND DISPOSAL -         307,500.00         CY **            7.000000              2,152,500.00
          (NON-FEDERAL)
           Accounting: 96X8862 08-2418 039025 96190 3200 001TKB

0005      ROCK EXCAVATION FROM FEDERAL CHANNEL         16,900.00        CY ***            0.000000                      0.00
           Accounting: N/A

0005A     ROCK EXCAVATION FROM FEDERAL CHANNEL -       12,675.00        CY ***           55.000000                697,125.00
          (FEDERAL)
           Accounting: 96X3122 08-2418 039025 96190 3200 001TKD

0005B     ROCK EXCAVATION FROM FEDERAL CHANNEL -        4,225.00        CY ***           55.000000                232,375.00
          (NON-FEDERAL)
           Accounting: 96X8862 08-2418 039025 96190 3200 001TKB

0006      DEBRIS REMOVAL - (O&M FEDERAL)                  100.00        TN              150.000000                 15,000.00
           Accounting: 96X3123 08-2418 001960 96190 3200 001TKQ

0007      REMOVAL AND DISPOSAL OF OBSTRUCTION               1.00        JB            25000.000000                 25,000.00
          (O&M FEDERAL)
           Accounting: 96X3123 08-2418 001960 96190 3200 001TKQ

0008      WATER QUALITY MONITORING - (O&M FEDERAL)          1.00        JB           250000.000000                250,000.00
           Accounting: 96X3123 08-2418 039025 96190 3200 001TKQ

0009      REMOVAL OF ABANDONED WATER TUNNEL                 1.00        JB           350000.000000                350,000.00

                                    00010-4

ITEM                 DESCRIPTION                     QUANTITY             U/I            UNIT PRICE                AMOUNT
------    ---------------------------------    ---------------------    -------    ---------------------    --------------------
          (NON-FEDERAL)
           Accounting: 96X8862 08-2418 039025 96190 3200 001TKB

0010      BOND COSTS                                        1.00         JB               0.000000                      0.00
           Accounting: N/A

0010A     BOND COST - (O&M FEDERAL)                         1.00         JB           42900.000000                 42,900.00
           Accounting: 96X3123 08-2418 001960 96190 3200 001TKQ

0010B     BOND COST - (FEDERAL)                             1.00         JB           67700.000000                 67,700.00
           Accounting: 96X3122 08-2418 039025 96190 3200 001TKD

0010C     BOND COST - (NON-FEDERAL)                         1.00         JB           39400.000000                 39,400.00
           Accounting: 96X8862 08-2418 039025 96190 3200 001TXB

0011      DREDGING OF DISTRIGAS BERTH AREA                  1.00         JB               0.000000                      0.00
          Accounting: N/A

0011A     MAINTENANCE DREDGING AND DISPOSAL             6,900.00         CY              21.000000                144,900.00
           Accounting: 96X8862 08-2418 039025 96190 3200 001TKC

0011B     IMPROVEMENT DREDGING AND DISPOSAL            16,100.00         CY               7.000000                112,700.00
          (INCLUDES 6,100 CY OF OVERDEPTH)
           Accounting: 96X8862 08-2418 039025 96190 3200 001TKC

0012      DREDGING OF PROLERIZED BERTH AREA                 1.00         JB               0.000000                      0.00
           Accounting: N/A

0012A     MAINTENANCE DREDGING AND DISPOSAL             5,400.00         CY              21.000000                113,400.00
           Accounting: 96X8862 08-2418 039025 96190 3200 001TKC

0012B     IMPROVEMENT DREDGING AND DISPOSAL            13,400.00         CY               7.000000                 93,800.00
          (INCLUDES 5,900 CY OF OVERDEPTH)

                                    00010-5

ITEM                DESCRIPTION                        QUANTITY              U/I            UNIT PRICE               AMOUNT
-----               -----------                        --------              ---            ----------               ------
                    Accounting: 96X8862 08-2418
                    039025 96190 3200 001 TKC

0013                DREDGING OF MORAN BERTH AREA           1.00               JB                0.000000                 0.00
                    Accounting: N/A

0013A               MAINTENANCE DREDGING AND           2,400.00               CY               21.000000            50,400.00
                    DISPOSAL
                    Accounting: 96X8862 08-2418
                    039025 96190 3200 001TKC

0013B               IMPROVEMENT DREDGING AND           5,500.00               CY                7.000000            38,500.00
                    DISPOSAL
                    (INCLUDING 4,600 CY OF
                     OVERDEPTH)
                    Accounting 96X8862 08-2418
                    039025 96190 3200 001TKC

0014                DREDGING OF MEDFORD STREET             1.00               JB                0.000000                 0.00
                    TERMINAL
                    BERTH AREA
                    Accounting: N/A

0014A               MAINTENANCE DREDGING AND          14,600.00               CY               21.000000           306,600.00
                    DISPOSAL
                    Accounting: 96X8862 08-2418
                    039025 96190 3200 001TKC

0014B               IMPROVEMENT DREDGING AND          23,000.00               CY                7.000000           161,000.00
                    DISPOSAL
                    (INCLUDES 9100 CY OF
                     OVERDEPTH)
                    Accounting: 96X8862 08-2418
                    039025 96190 3200 001TKC

0015                DREDGING OR ARMY BASE 4-10             1.00               JB                0.000000                 0.00
                    BERTH AREAS
                    Accounting N/A

0015A               MAINTENANCE DREDGING AND          26,400.00               CY               26.000000           686,400.00
                    DISPOSAL
                    (INCLUDES 9800 CY OF
                     OVERDEPTH)
                    Accounting: 96X8862 08-2418
                    039025 96190 3200 001TKC

0015B               IMPROVEMENT DREDGING AND           5,700.00               CY               10.000000            57,000.00
                    DISPOSAL
                    (INCLUDES 5700 CY OF
                     OVERDEPTH)
                    Accounting: 96X8862 08-2418
                    039025 96190 3200 001TKC

0016                DREDGING OF NORTH JETTY                1.00               JB                0.000000                 0.00
                    BERTH AREAS

                                    00010-6

ITEM                       DESCRIPTION                                 QUANTITY        U/I        UNIT PRICE          AMOUNT
----     -------------------------------------------------------      -----------     -----       ----------        -----------
         Accounting: N/A

0016A    MAINTENANCE DREDGING AND DISPOSAL                               13,30.00        CY        26.000000         345,800.00
         (INCLUDES 6,600 CY OF OVERDEPTH)
            Accounting: 96X8862 08-2418 039025 96190 3200 001TKC

0017     DREDGING OF CONLEY TERMINAL BERTH AREAS                             1.00        JB         0.000000               0.00
         14, 15, 16, AND 17
            Accounting: N/A

0017A    MAINTENANCE DREDGING AND DISPOSAL                              21,400.00        CY        26.000000         556,400.00
         (INCLUDES 2300 CY OF OVERDEPTH)
            Accounting: 96x8862 08-2418 039025 96190 3200 001TKC

0017B    IMPROVEMENT DREDGING AND DISPOSAL                              17,100.00        CY        10.000000         171,000.00
         (INCLUDES 9800 CY OF OVERDEPTH)
            Accounting: 96X8862 08-2418 039025 96190 3200 001TKC

0018     DREDGING OF MYSTIC PIERS 1 AND 2 BERTH                              1.00        JB         0.000000               0.00
         AREAS
            Accounting: N/A

0018A    MAINTENANCE DREDGING AND DISPOSAL                              20,600.00        CY        21.000000         432,600.00
         (INCLUDES 6600 CY OF OVERDEPTH)
            Accounting: 96X8862 08-2418 039025 96190 3200 001TKC

0018B    IMPROVEMENT DREDGING AND DISPOSAL                               6,300.00        CY         7.000000          44,100.00
         (INCLUDES 6300 CY OF OVERDRAFT)
            Accounting: 96X8862 08-2418 039025 96190 3200 001TKC

0019     DREDGING OF ARMY BASE 1-3 BERTH AREAS                               1.00        JB         0.000000               0.00
            Accounting: N/A

0019A    MAINTENANCE DREDGING AND DISPOSAL                              31,100.00        CY        26.000000         808,600.00

                                    00010-7

ITEM                  DESCRIPTION                           QUANTITY       U/I             UNIT PRICE               AMOUNT
----      ------------------------------------------      -----------      ---       ---------------------    ------------------
          (INCLUDES 8,600 C.Y. OF OVERDEPTH)
            Accounting: 96x8862 08-2418 039025 96190
             3200 001TKC

0019B     IMPROVEMENT DREDGING AND DISPOSAL                4,600.00        CY             10.000000                46,000.00
          (INCLUDES 4600 CY OF OVERDEPTH)
            Accounting: 96x8862 08-2418 039025 96190
             3200 001TKC

0020      DREDGING OF MYSTIC PIERS 49 AND 50 BERTH             1.00        JB              0.000000                     0.00
          AREAS
            Accounting: N/A

0020A     MAINTENANCE DREDGING AND DISPOSAL               39,500.00        CY             21.000000               829,500.00
          (INCLUDES 2700 CY OF OVERDEPTH)
            Accounting: 96x8862 08-2418 039025 96190
             3200 001TKC

0020B     IMPROVEMENT DREDGING AND DISPOSAL                3,300.00        CY              7.000000                23,100.00
          (INCLUDES 3300 CY OF OVERDEPTH)
            Accounting: 96x8862 08-2418 039025 96190
             3200 001TKC

              * Includes 101,100 cubic yards of allowable overdepth.

              ** Includes 627,600 cubic yards of allowable overdepth.

              *** Includes 5,100 cubic yards of required overdepth and 5,100 cubic yards of allowable overdepth.

                                    00010-8

________________________________________________________________________________


[LOGO OF US ARMY CORPS OF ENGINEERS NEW ENGLAND DISTRICT        DACW33-98-B-0004
APPEARS HERE]


________________________________________________________________________________


BOSTON HARBOR
NAVIGATION IMPROVEMENT AND
BERTH DREDGING PROJECT




BOSTON, MASSACHUSETTS





CONSTRUCTION SOLICITATION
AND SPECIFICATIONS




MARCH 1998
________________________________________________________________________________

============================================================================================================================
                                      1. SOLICITATION NO.     2. TYPE OF SOLICIATION     3. DATE ISSUED     PAGE OF PAGES
        SOLICITATION, OFFER,                DACW33-98-B-0004
           AND AWARD                                          [X] SEALED BID (IFB)           03/09/98       1         8
(Construction, Alteration, or Repair)                         [_] NEGOTIATED (RFP)
----------------------------------------------------------------------------------------------------------------------------
IMPORTANT - The "offer" section on the reverse must be fully completed by offeror.
----------------------------------------------------------------------------------------------------------------------------
4. CONTRACT NO.                       5. REQUISITION/PURCHASE REQUEST NO.          6. PROJECT NO.
                                             961316-8005-8002                                 DACW33-98-B-0004
----------------------------------------------------------------------------------------------------------------------------
7. ISSUED BY                    CODE         961316               8. ADDRESS OFFER TO
                                     ----------------------------
                                                                                              BIDS
             DEPT OF THE ARMY                                                    USA ENGR DISTRICT, NEW ENGLAND
             NE DISTRICT, CORPS OF ENGINEERS                                     ATTN: BIDS REC'G DESK, CONTRACTING DIV
             696 VIRGINIA ROAD                                                   696 VIRGINIA ROAD
             CONCORD MA 01742-2751                                               CONCARD MA 01742-2751

----------------------------------------------------------------------------------------------------------------------------
9. FOR INFORMATION         A. NAME                                B. TELEPHONE NO. (Include area code)  (NO COLLECT CALLS)
      CALL:                See Solicitation - SECTION 00100
----------------------------------------------------------------------------------------------------------------------------
                                                  SOLICITATION
----------------------------------------------------------------------------------------------------------------------------
NOTE: In sealed bid solicitations "offer" and "offeror" means "bid" and "bidder".
----------------------------------------------------------------------------------------------------------------------------
10. THE GOVERNMENT REQUIRES PERFORMANCE OF THE WORK DESCRIBED IN THESE DOCUMENTS (Title, identifying no., date):

     SPECIFICATIONS titled "BOSTON HARBOR NAVIGATION IMPROVEMENT AND BERTH
                           DREDGING PROJECT", dated MARCH 1998.

     DRAWINGS as listed in paragraph titled "CONTRACT DRAWINGS, MAPS AND
                           SPECIFICATIONS" of the SPECIAL CONTRACT REQUIREMENTS.

     CONTRACT CLAUSES, SECTION 00700 and 00800.



----------------------------------------------------------------------------------------------------------------------------
                                                      *                                                 *
11. The Contractor shall begin performance within -------- ------ calendar days and complete it within ------- -------
    calendar days after receiving    [_] award,     [x] notice to proceed.  This performance period is      [x] mandatory,
[_] negotiable.  *(See SECTION 00800 - Par. 1)
                       ----------------------
----------------------------------------------------------------------------------------------------------------------------
12A. THE CONTRACTOR MUST FURNISH ANY REQUIRED PERFORMANCE AND PAYMENT BONDS?                        12B. CALENDAR DAYS
     (If "YES," indicate within how many calendar days after award in item 12B.)
 [x] YES       [_] NO                                                                                           010
----------------------------------------------------------------------------------------------------------------------------
13. ADDITIONAL SOLICITATION REQUIREMENTS:


A. Sealed offers in original and 2 copies to perform the work required are due at the place specified in Item 8 by 1400 (hour) local time 04/20/98 (date). If this is a sealed bid solicitation, offers must be publicly opened at that time. Sealed envelopes containing offers shall be marked to show the offeror's name and address, the solicitation number, and the date and time offers are due.

B. An offer guarantee  [X] is,   [_] is not required.

C. All offers are subject to the (1) work requirements, and (2) other provisions and clauses incorporated in the solicitation in full text or by reference.

D. Offers providing less than 60 calendar days for Government acceptance after the date offers are due will not be considered and will be rejected.

================================================================================

                                    00010-1

==================================================================================================================================
----------------------------------------------------------------------------------------------------------------------------------
  14. NAME AND ADDRESS OF OFFEROR(Include ZIP Code)              15. TELEPHONE NO. (Include area code)
                                                               -------------------------------------------------------------------
                                                                 16. REMITTANCE ADDRESS (Include only if different than item 14)

  DUNS:                                    CAGE:
--------------------------------------------------------
  CODE                       FACILTY CODE
--------------------------------------------------------

  17.   THE OFFEROR AGREES TO PERFORM THE WORK REQUIRED AT THE PRICES SPECIFIED
        BELOW IN STRICT ACCORDANCE WITHT HE TERMS OF THIS SOLICITAION,. IF THIS
        OFFER IS ACCEPTED BY THE GOVERNMENT IN WRITING WITHIN ---CALENDAR DAYS
        AFTER THE DATE OFFERS ARE DUE. (INSERT ANY NUMBER EQUAL TO OR GREATER
        THAN THE MINIMUM REQUIREMENT STATED IN ITEM 13D. FAILURED TO INSERT ANY
        NUMBER MEANS THE OFFEROR ACCEPTS THE MINIMUM IN ITEM 13D.)

AMOUNTS        SEE PAGE 3 - BIDDING SECHEDULE

-----------------------------------------------------------------------------------------------------------------------------------
  18. THE OFFEROR AGGREES TO FURNISH ANY REQUIRED PERFORMANCE AND PAYMENT BONDS.
-----------------------------------------------------------------------------------------------------------------------------------

  19. ACKNOWLEDGEMENT OF AMENDMENTS
(The offeror acknowledges receipt of amendments to the solicitation - give number and date of each)

-----------------------------------------------------------------------------------------------------------------------------------
AMENDMENT NO.
-----------------------------------------------------------------------------------------------------------------------------------
DATE
-----------------------------------------------------------------------------------------------------------------------------------
  20.A NAME LAND TITLE OF PERSON AUTHORIZED TO SIGN OFFER            20.B. SIGNATURE                 20.C OFFER DATE
       (Type or print)
-----------------------------------------------------------------------------------------------------------------------------------
                                               AWARD (TO BE COMPLETED BY GOVERNMENT)
-----------------------------------------------------------------------------------------------------------------------------------
  21. ITEMS ACCEPTED:



-----------------------------------------------------------------------------------------------------------------------------------
  22. AMOUNT                                            23. ACCOUNTING AND APPROPRIATION DATA
-----------------------------------------------------------------------------------------------------------------------------------
  24. SUBMIT INVOICES TO ADDRESS SHOWN IN              ITEM          25. OTEHR THAN FULL AND OPEN COMPETITION PURSUANT TO
     (4 COPIES UNLESS OTHERWISE SPECIFIED)             [_] 10 U.S.C 2304 (c)  (   )         [_] 41 U.S.C.253(c) (   )
-----------------------------------------------------------------------------------------------------------------------------------
  26. ADMINISTERED BY         CODE __________________________        27. PAYMENT WILL BE MADE BY

----------------------------------------------------------------------------------------------------------------------------------
                                   CONTRACTING OFFICER WILL COMPLETE ITEM 28 OR 29 AS APPLICABLE
----------------------------------------------------------------------------------------------------------------------------------

  [_] 28. NEGOTIATED AGREEMNET [CONRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND
  RETURN_________COPIES TO ISSUING OFFICE.) CONTRACTOR AGREES TO FURNISH AND
  DELIVER ALL ITEMS OR PERFORM ALL WORK, REQUISITIONS INDENTIFIED ON THIS FORM
  AND ANY CONTIMATIONS SHEETS FOR THE CONSIDERATION STATED IN THIS CONTRACT. THE
  RIGHTS AND OBLIGATIONS OF THE PARTIES TO THIS CONTRACT SHALL BE GOVERNED BY
  (A) THIS CONTRACT AWARD,(B) THE SOLICITATION, AND (C) THE CLAUSES,
  REPRESENTATIONS, CERTIFICATIONS, AND SPECIFICATIONS INCORPORATED BY REFERENCES
  IN OR ATTACHED TO THIS CONTRACT.

  [29] 29. AWARD (CONTRACTOR IS NOT REQUIRED TO SIGN THIS DOCUMENT). YOUR OFFER
  ON THIS SOLICITATION, IS HEREBY ACCEPTED AS TO THE ITEMS LISTED. THIS AWARD
  CONSUMMATES THE CONTRACT, WHICH CONSISTS OF (A) THE GOVERNMENT SOLICITATION
  AND YOUR OFFER, AND (B) THIS CONTRACT AWARD. NO FURTHER CONTRACTUAL DOCUMENT
  IS NECESSARY.

------------------------------------------------------------------------------------------------------------------------------------
 30A. NAME AND TITLE OF CONTRACTOR OR PERSON AUTHORIZED               31A. NAME OF CONTRACTING OFFICER (type or print)
      TO SIGN (Type or print)

------------------------------------------------------------------------------------------------------------------------------------
 30B. SIGNATURE                          30C. DATE                    31B. UNITED STATES OF AMERICA      31C. AWARD DATE

                                                                      BY
===================================================================================================================================
                                                                                                 STANDARD FORM 1442 BACK (REV. 4-85)

                                    00010-2

                                               Solicitation No. DACW33-98-B-0004

                               BIDDING SCHEDULE
                               ----------------

               Refer to Section 01025 - MEASUREMENT AND PAYMENT

                                BASE BID ITEMS
                                --------------

                        DREDGING BOSTON HARBOR CHANNELS
                        -------------------------------

Item                                                        Estimated                  Unit           Estimated
No.       Description                                       Quantity         Unit      Price          Amount
------------------------------------------------------------------------------------------------------------
0001      Mobilization and
          Demobilization for
          Dredging Operations                                    1           Job       L.S.           $________

0002      Mobilization and
          Demobilization for
          Blasting Operations                                    1           Job       L.S.           $________

0003      Maintenance Dredging
          and Disposal                                       612,000*        C.Y.      $________      $________

0004      Improvement Dredging
          and Disposal                                     1,230,000**       C.Y.      $________      $________

0005      Rock Excavation from
          Federal Channel                                     16,900***      C.Y.      $________      $________

0006      Debris Removal                                         100         Ton       $________      $________

0007      Removal and Disposal of
          Obstruction                                            1           Job       L.S.           $________

0008      Water Quality
          Monitoring                                             1           Job       L.S.           $________

0009      Removal of Abandoned
          Water Tunnel                                           1           Job       L.S.           $________

0010      Bond Costs (Bond Costs shall
          include the cost of Bid,
          Performance, and Payment
          Bonds) (See Section 00700,
          Contract Clauses, clause
          entitled "Notice of Evaluation
          Preference for Small Disadvantaged
          Business Concerns -- Construction
          Acquisitions -- Test Program
          (Apr 1996)")                                           1           Job       L.S.           $________

                                 TOTAL ESTIMATED BASE BID                                             $========

*    Includes 101,000 cubic yards of allowable overdepth.

**   Includes 627,600 cubic yards of allowable overdepth.

*** Includes 5,100 cubic yards of required overdepth and 5,100 cubic yards of allowable overdepth.

                                    00010-3

                              ADDITIVE BID ITEMS
                              ------------------

                            DREDGING AT BERTH AREAS
                            -----------------------

Item                                  Estimated                     Unit        Estimated
No.       Description                 Quantity       Unit           Price       Amount
----------------------------------------------------------------------------------------------
0011      Dredging of Distrigas
          Berth Area

0011A     Maintenance Dredging
          and Disposal                   6,900         C.Y.      $___________   $_____________

0011B     Improvement Dredging
          and Disposal (Includes
          6,100 C.Y. of overdepth)      16,100         C.Y.      $___________   $_____________

                               ESTIMATED TOTAL FOR ADDITIVE BID ITEM NO. 0011   $
                                                                                 =============

0012      Dredging of Prolerized
          Berth Area

0012A     Maintenance Dredging
          and Disposal                   5,400         C.Y.      $___________   $_____________

0012B     Improvement Dredging
          and Disposal (Includes
          5,900 C.Y. of overdepth)      13,400         C.Y.      $___________   $_____________

                               ESTIMATED TOTAL FOR ADDITIVE BID ITEM NO. 0012   $
                                                                                 =============

0013      Dredging of Moran
          Berth Area

0013A     Maintenance Dredging
          and Disposal                   2,400         C.Y.      $___________   $_____________

0013B     Improvement Dredging
          and Disposal (Includes
          4,600 C.Y. of overdepth)       5,500         C.Y.      $___________   $_____________

                               ESTIMATED TOTAL FOR ADDITIVE BID ITEM NO. 0013   $
                                                                                 =============

0014      Dredging of Medford Street
          Terminal Berth Area

0014A     Maintenance Dredging
          and Disposal                  14,600         C.Y.      $___________   $_____________

0014B     Improvement Dredging
          and Disposal (Includes
          9,100 C.Y. of overdepth)      23,000         C.Y.      $___________   $_____________

                               ESTIMATED TOTAL FOR ADDITIVE BID ITEM NO. 0014   $
                                                                                 =============

                                    00010-4

Item                                 Estimated              Unit      Estimated
No.    Description                   Quantity     Unit      Price       Amount
--------------------------------------------------------------------------------

0015   Dredging of Army Base 4-10
       Berth Areas

0015A  Maintenance Dredging
       and Disposal (Includes
       9,800 C.Y. of overdepth)       26,400      C.Y.      $____       $____

0015B  Improvement Dredging
       and Disposal (Includes
       5,700 C.Y. of overdepth)        5,700      C.Y.      $____       $____

                        ESTIMATED TOTAL FOR ADDITIVE BID ITEM NO. 0015  $====

0016   Dredging of North Jetty
       Berth Area

0016A  Maintenance Dredging
       and Disposal (includes
       6,600 C.Y. of overdepth)       13,300      C.Y.      $____       $____

                        ESTIMATED TOTAL FOR ADDITIVE BID ITEM NO. 0016  $====

0017   Dredging of Conley
       Terminal Berth Areas
       14, 15, 16, and 17

0017A  Maintenance Dredging
       and Disposal (Includes
       2,300 C.Y. of overdepth)       21,400      C.Y.      $____       $____

0017B  Improvement Dredging
       and Disposal (Includes
       9,800 C.Y. of overdepth)       17,100      C.Y.      $____       $____

                        ESTIMATED TOTAL FOR ADDITIVE BID ITEM NO. 0017  $====

0018   Dredging of Mystic Piers
       1 and 2 Berth Areas

0018A  Maintenance Dredging
       and Disposal (Includes
       6,600 C.Y. of overdepth)       20,600      C.Y.      $____       $____

0018B  Improvement Dredging
       and Disposal (Includes
       6,300 C.Y. of overdepth)        6,300      C.Y.      $____       $____

                        ESTIMATED TOTAL FOR ADDITIVE BID ITEM NO. 0018  $====

                                    00010-5

Item                                  Estimated                     Unit        Estimated
No.       Description                 Quantity       Unit           Price       Amount
----------------------------------------------------------------------------------------------
0019      Dredging of Army Base 1-3
          Berth Areas

0019A     Maintenance Dredging
          and Disposal (Includes
          8,600 C.Y. of overdepth)      31,100        C.Y.       $_____________ $_____________

0019B     Improvement Dredging
          and Disposal (Includes
          4,600 C.Y. of overdepth)       4,600        C.Y.       $_____________ $_____________

                               ESTIMATED TOTAL FOR ADDITIVE BID ITEM NO. 0019   $
                                                                                 =============

0020      Dredging of Mystic Piers
          49 and 50 Berth Areas

0020A     Maintenance Dredging
          and Disposal (Includes
          2,700 C.Y. of overdepth)      39,500        C.Y.       $_____________ $_____________

0020B     Improvement Dredging
          and Disposal (Includes
          3,300 C.Y. of overdepth)       3,300        C.Y.       $_____________ $_____________

                               ESTIMATED TOTAL FOR ADDITIVE BID ITEM NO. 0020   $
                                                                                 =============

NOTE 1:  EVALUATION OF BIDS - ADDITIVE ITEMS   252.236-7007 (DEC 1991):
         -------------------------------------------------------------

     (a) The low offeror and the items to be awarded shall be determined as follows--

     (1) Prior to the opening of bids, the Government will determine the amount of funds available for the project.

     (2)  The low offeror shall be the Offeror that--

     (i)  Is otherwise eligible for award; and

     (ii) Offers the lowest aggregate amount for the TOTAL ESTIMATED BASE BID, plus (in the order stated in the list of priorities in the bid schedule) those additive or deductive items that provide the most features within the funds determined available.

     (3) The Contracting Officer shall evaluate all bids on the basis of the same additive or deductive items.

     (i) If adding another item from the bid schedule list of priorities would make the award exceed the available funds for all offerors, the Contracting Officer will skip that item and go to the next item from the bid schedule of priorities; and

     (ii) Add that next item if an award may be made that includes that item and is within the available funds.

     (b) The Contracting Officer will use the list of priorities in the bid schedule only to determine the low offeror. After determining the low offeror, an award may be made on any combination of items if--

     (1)  It is in the best interest of the Government;

     (2)  Funds are available at the time of award; and

     (3) The low offeror's price for the combination to be awarded is less than the price offered by any other responsive, responsible offeror.

     (c)  Example:

     The amount available is $100,000. Offeror A's base bid and four additives (in the order stated in the list of priorities in the bid Schedule)

                                    00010-6
are $85,000, $10,000, $8,000, $6,000, and $4,000. Offeror B's base bid and four additives are $80,000, $16,000, $9,000, $7,000, and $4,000. Offeror A is the low
offeror. The aggregate amount of offeror A's bid for purposes of award would be $99,000, which includes a base bid plus the first and fourth additives. The second and third additives were skipped because each of them would cause the aggregate bid to exceed $100.000.

                              (End of provision)

NOTE 2:   CONTRACT AWARD:  The work will be awarded to one bidder. Bidders shall
          --------------
bid all items set forth on the Bidding Schedule.

NOTE 3:   FUNDING LIMITATIONS - UNBALANCED BIDS:  Due to funding limitations, it
          -------------------------------------
is mandatory that bids not be unbalanced. If, in the opinion of the Government, the low bidder has unbalanced his bid, the Government will require the bidder to furnish a breakdown of his bid in such detail as will enable the Government to take appropriate action.

NOTE 4:   SCOPE OF CONTRACT:  The work represented by the base bid will be the
          -----------------
minimum amount of work awarded within the funds available.

                                    00010-7

                      PLANT AND EQUIPMENT SCHEDULE/SURVEY
                      -----------------------------------
                          Available Plant to be Used
                          --------------------------
                         (To Be Attached to Bid Form)

The bidder must complete the PLANT AND EQUIPMENT SCHEDULE listing the plant available to the Bidder and proposed to be used on the work. Prior to commencement of work at the site, the Contractor will be required to submit for review copies of all applicable current inspections and certificates for all floating plant. See Section 01600 - Plant and Equipment.

BUCKET DREDGE (Clamshell/Dipper/Excavator/Dragline) (Check Type of Plant)
-------------------------------------------------------------------------

===============================================================================
                                               Capacity of   Swings    Type of
                            Age &    Size of    Plant (*)      Per      Hp of
Number/Name    Manfactr   Condition   Bucket   (Cu. Yds/Mo)   Hour      Engine
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

(*) When working materials similar to those anticipated to be encountered in the performance of work.

BOATS AND BARGES/SCOWS
----------------------

================================================================================
                               Age &       No. & Size
Number/Name     Manfactr    Conditions     of Drills
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

ATTENDANT PLANT (Give columnar information pertinent to items listed, if to
----------------------------------------------------------------------------
be used)
--------

==============================================================================
                  No. to       HP of      Length        Draft        Capacity
         Name     Be Used      Engine     & Beam    Light   Loaded   (Cu. Yds)
------------------------------------------------------------------------------
Tug
------------------------------------------------------------------------------
Tug
------------------------------------------------------------------------------
Launch
------------------------------------------------------------------------------
Scow
------------------------------------------------------------------------------
Scow
------------------------------------------------------------------------------
Pipeline
------------------------------------------------------------------------------
 Shore
------------------------------------------------------------------------------
 Pontoon
------------------------------------------------------------------------------

  -- End of Section --

                                    00010-8

                          DOCUMENT TABLE OF CONTENTS

                            DIVISION 00 - DOCUMENTS

                         SPECIAL CONTRACT REQUIREMENTS


1.1  COMMENCEMENT, PROSECUTION AND COMPLETION OF WORK                 (APR 1984)
     FAR 52.211-10
1.2  LIQUIDATED DAMAGES - CONSTRUCTION (APR 1984) FAR 52.211-12
1.3  CONTRACT DRAWINGS, MAPS AND SPECIFICATIONS (DEC 1991)                 DFARS
     252.236-7001
1.4  DESIGNATED BILLING OFFICE (NEDCD)
1.5  BID GUARANTEE (SEP 1996) FAR 52.228-1
1.6  INSURANCE REQUIRED
1.7  PERFORMANCE OF WORK BY THE CONTRACTOR (APR 1984) FAR 52.236-1
1.8  PERFORMANCE AND PAYMENT BONDS (APR 1984) FAR 28.102.
1.9  OBSTRUCTION OF NAVIGABLE WATERWAYS (DEC 1991)
1.10  PAYMENT FOR MOBILIZATION AND DEMOBILIZATION                     (DEC 1991)
     DFARS 252.236-7004.
1.11  QUANTITY SURVEYS
1.12  LAYOUT OF WORK (APR 1984) 52.236-17

-- End of Document Table Of Contents --


                    DOCUMENT TABLE OF CONTENTS 00800 PAGE 1

                         SPECIAL CONTRACT REQUIREMENTS

1.1  COMMENCEMENT, PROSECUTION AND COMPLETION OF WORK
     (APR 1984) FAR 52.211-10

     a.   The Contractor shall be required to--

          (1) commence work under this contract within 15 calendar days after the date the Contractor receives the notice to proceed,

          (2)  prosecute the work diligently, and

          (3) complete the entire work ready for use not later than 540 calendar days after the date the Contractor receives notice to proceed. The time stated for completion shall include final cleanup of the premises. See paragraph, "Work Sequence" in Section: SUMMARY OF WORK.

1.2  LIQUIDATED DAMAGES - CONSTRUCTION (APR 1984) FAR 52.211-12

     a. If the Contractor fails to complete the work within the time specified in the contract, or any extension, the Contractor shall pay to the Government as liquidated damages, the sum of $5,300.00 for each day of delay.

     b. If the Government terminates the Contractor's right to proceed, the resulting damage will consist of liquidated damages until such reasonable time as may be required for final completion of the work together with any increased costs occasioned the Government in completing the work.

     c. If the Government does not terminate the Contractor's right to proceed, the resulting damage will consist of liquidated damages until the work is completed or accepted.

1.3  CONTRACT DRAWINGS, MAPS AND SPECIFICATIONS (DEC 1991)
     DFARS 252.236-7001

     a.   The Government--

          1. Will provide the Contractor, without charge, 5 sets of large-scale contract drawings and specifications except publications incorporated into the technical provisions by reference;

          2. Will furnish additional sets on request, for the cost of reproduction; and

          3. May, at its option, furnish the Contractor one set of reproducibles, or half-size drawings, in lieu of the drawings in paragraph (a)(1) of this clause.

     b.   The Contractor shall--

          1.   Check all drawings furnished immediately upon receipt;

          2. Compare all drawings and verify the figures before laying out the work;

          3.   Promptly notify the Contracting Officer of any discrepancies; and

                            DOCUMENT 00800   Page 1

          4. Be responsible for any errors which might have been avoided by complying with this paragraph (b)

     c. Large scale drawings shall, in general, govern small scale drawings. Figures marked on drawings shall, in general, be followed in preference to scale measurements.

     d. Omissions from the drawings or specifications or the misdescription of details of work which are manifestly necessary to carry out the intent of the drawings and specifications, or which are customarily performed, shall not relieve the contractor from performing such omitted or misdescribed details of the work, but shall be performed as if fully and correctly set forth and described in the drawings and specifications.

     e. The work shall conform to the specifications and the contract drawings identified on the following index of drawings:

     Drawing        Sheet
       No.           No.               Title
     ----------------------------------------------------------
                                    BOSTON HARBOR NAVIGATION
     IMPROVEMENT
                                    AND BERTH DREDGING PROJECT
                                    BOSTON, MASSACHUSETTS

           1878        1   (T-1)        Cover Sheet and Index

1.4  DESIGNATED BILLING OFFICE (NEDCD)

  Reference Contract Clause titled "PROMPT PAYMENT FOR CONSTRUCTION CONTRACTS" located in SECTION 00700, CONTRACT CLAUSES. The "designated billing office" will be the Construction Area Engineer, Resident Engineer or project office where the Contracting Officer Representative for this contract is located. The Contractor will be notified of the exact location of this office at the project preconstruction conference specified in Section 01010 SUMMARY OF WORK.

1.5  BID GUARANTEE (SEP 1996) FAR 52.228-1

          (a) Failure to furnish a bid guarantee in the proper form and amount, by the time set for opening of bids, may be cause for rejection of the bid.

          (b) The bidder shall furnish a bid guarantee in the form of a firm commitment, e.g., bid bond supported by good and sufficient surety or sureties acceptable to the Government, postal money order, certified check, cashier's check, irrevocable letter of credit, or, under Treasury Department regulations, certain bonds or notes of the United States. The Contracting Officer will return bid guarantees, other than bid bonds, (1) to unsuccessful bidders as soon as practicable after the opening of bids, and (2) to the successful bidder upon execution of contractual documents and bonds (including any necessary coinsurance or reinsurance agreements), as required by the bid as accepted.

          (c) The amount of the bid guarantee shall be twenty percent of the bid price or $3,000,000, whichever is less.

          (d) If the successful bidder, upon acceptance of its bid by the Government within the period specified for acceptance, fails to execute all contractual documents or furnish executed bond(s) within 10 days after receipt of the forms by the bidder, the Contracting Officer may terminate the contract for default.

                            DOCUMENT 00800   page 2

          (e) In the event the contract is terminated for default, the bidder is liable for any cost of acquiring the work that exceeds the amount of its bid, and the bid guarantee is available to offset the difference.

1.6  INSURANCE REQUIRED

 The insurance requirements set forth in this Special Contract Requirement apply only to dredging activities to be conducted in the following non-Federal berth areas.

     MASSPORT Berths: Dennis Kay, Deputy Port Director of Operations, Massachusetts Port Authority, Maritime Department Fish Pier East, Bldg II Northern Ave, Boston, MA 02210 - (617) 946-4439 (617) 946-4422 (fax)

     Mr. Paul Pace, Distrigas, 18 Rover St, Everett, MA 02149 - (617) 381-8254
     (617) 381-8599 (fax)

     Mr. John Spigel or Mr. Tony LiBurdi, Prolerized of New England, P.O. Box 48, Everett, MA 02149 - (617) 389-8300 (617) 389-8030 (fax)

 The Contractor shall indemnify each of the Berth owners listed above for property damage and personal injury arising from dredging activities occurring at non-Federal berth areas.

 The Contractor shall not commence work at the non-Federal berths listed above under this contract until he has obtained all the insurance required by this Special Contract Requirement. The types and minimum amounts of the insurance to be provided for by the Contractor shall be as follows:

 A.   Worker's Compensation Insurance

 The Contractor shall, before commencing performance of the contract, provide by insurance, or by evidence of satisfactory compliance with the regulations of the Commonwealth of Massachusetts regarding self-insurance, for the payment of compensation and the furnishing of other benefits under Chapter 152 of the General Laws, as amended, and the Longshoreman's and Harbor Workers Compensation Act, to all persons to be employed under the contract working in berth areas, and he shall continue insurance in full force and effect during the term of the contract.

 Failure to provide and continue in force such benefits as aforesaid shall be deemed a material breach of the berth areas dredging portion of the contract and shall operate as an immediate termination thereof.

 B. Public Liability (Bodily Injury Liability and Property Damage Liability Insurance)

 The Contractor shall purchase and maintain until final acceptance of the work such Public Liability Insurance as shall protect him from claims for damages for bodily injury, including accidental death, as well as from claims for property damage, which may arise from operations under this contract, whether such operations be by himself or by any Subcontractor or by anyone directly or indirectly employed by either of them, in the amounts set forth below:

     Bodily Injury Liability Insurance for bodily injuries, including wrongful death, to any one person, and as the result of any one occurrence; and

     Property Damage Liability Insurance for damages on account of any one occurrence and for damages as the result of all occurrences during the policy period for a combined single limit of $10,000,000. Said policy shall be on an occurrence basis and the Authority shall be included as

                             DOCUMENT 00800 Page 3
     an Additional Insured.

C.   Contingency Liability

The above policies for Public Liability (Bodily Injury Liability and Property Damage Liability Insurance) must be so written as to include Contingent Public Liability Insurance to protect the Contractor against claims arising from the operations of subcontractors, and in the same limits as set forth in "B" above.

D. Subcontractor's Public Liability (Bodily Injury Liability and Property Damage Liability Insurance)

Subcontractors shall carry Public Liability Insurance, as in "B" and "C" above with limits of:

Bodily Injury Liability Insurance for bodily injuries, including wrongful death, to any one person, and as the result of any one occurrence; and Property Damage Liability Insurance for damages on account of any one occurrence and for damages as the result of all occurrences during the policy period for a combined single limit of $10,000,000. Said policy shall be on an occurrence basis and the Massachusetts Port Authority shall be included as an Additional Insured.

E.   Protection an Indemnity Coverage

The Contractor shall purchase Protection and Indemnity coverage, including and endorsement for hull removal for all vessels used in the above-described berth areas, with minimum coverage of at least $2,000,000.

F.   Exclusions

Any exclusions contained in policies required under this contract shall be subject to buy-back by the Contractor and/or Subcontractors in order that the particular coverage removed from the policy by the Exclusion may be purchased by the Contractor or Subcontractor and be included under the insurance requirements hereunder.

G.   Fire Insurance

Each berth owner, at its expense, will secure Fire and Extended Coverage Insurance on any of its pre-existing buildings. Loss, if any, shall be adjusted to the berth owners, and payable as the respective interests may appear. Berth owners do not provide coverage to tenant interests. Each berth owner's obligation to secure insurance is limited as stated herein.

The Contractor shall provide property insurance (Builders Risk/Fire Legal Liability) upon the entire work at the berths listed above to the full insurable interest thereof and shall with respect to said property insurance designate the owner of the respective property as Additional Insured as their interest may appear.

For Insurance purposes, the site of work and/or the project site includes not only the limited physical work areas involved but also certain other areas of operations set up for utility, sanitary, electrical, water, pollution control, disposal and cleaning purposes: to furnish materials for the work including storage and stock pile areas and all routes between and among them.

H.   General

No cancellation, or modification whether by the insurer or by the insured, shall be valid unless written notice thereof is given by the party proposing cancellation of modification to the other party and to the officer or agent who awarded the contract, at least fifteen days prior to

                             DOCUMENT 00800 Page 4
  the intended effective date thereof, which date shall be expressed in said notice. Notice sent by the party proposing cancellation or modification by registered mail, postage pad with a return receipt of the addressee required, shall be sufficient notice. An affidavit of any duly authorized officer, agency, or employee of the insurer or of the insured as the case may be, that he has sent such notice addressed as aforesaid shall be prima facie evidence of the sending thereof. This section shall apply to the legal representatives, trustee in bankruptcy, receiver, assignee, trustee, and the successor in interest of any such Contractor.

  The insurance herein before stipulated shall be carried until all work required to be performed at non-Federal berth areas under the terms of the contract is satisfactorily completed as evidence by the formal acceptance by the Contracting Officer.

  Certified copies of all required insurance policies shall be delivered in duplicate to the Contracting Officer. Each policy shall be with a responsible insurance company or companies, qualified to assume the risk, and acceptable to the Contracting Officer.

  The cost of all insurance required by the Contractor or Subcontractors for work at non-Federal berth areas shall be included in the applicable bid items shown on the BIDDING SCHEDULE.

  For all liability insurance required under this Special Contract Requirement, each berth owner shall be included as an Additional Insured.

  If by the terms of this insurance a mandatory deductible is required, in the event of a paid claim the Contractor shall be responsible for the deductible amount.

1.7  PERFORMANCE OF WORK BY THE CONTRACTOR (APR 1984) FAR 52.236-1

  The Contractor shall perform on the site, and with its own organization, work equivalent to at least seventy-five percent (75%) of the total amount of work to be performed under the contract. This performance may be reduced by a supplemental agreement to this contract if, during performing the work, the Contractor requests a reduction and the Contracting Officer determines that the reduction would be to the advantage of the Government.

1.8  PERFORMANCE AND PAYMENT BONDS (APR 1984) FAR 28.102.

  Within ten (10) days after the prescribed forms are presented to the bidder to whom award is made for signature, a performance bond (Standard Form 25) and a payment bond (Standard Form 25A), each with good and sufficient surety or sureties acceptable to the Government, shall be furnished. Each form shall show the contract number to which the bond applies. The penal sums of such bonds will be as follows:

     a. Performance Bond: The penal sum of the performance bond shall equal one hundred percent (100%) of the contract price. In accordance with the Federal Tax Lien Act of 1966, the performance bond shall provide coverage for taxes imposed by the United States which are collected, deducted, or withheld from wages paid by the Contractor in carrying out the contract.

     b.  Payment Bond:

          (1) When the contract price is $1,000,000 or less, the penal sum will be fifty percent (50%) of the contract price.

          (2) When the contract price is in excess of $1,000,000 but not more than $5,000,000, the penal sum shall be forty percent (40%) of the contract price.

                             DOCUMENT 00800  Page 5

            (3) When the contract price is more than $5,000,000, the penal sum shall be $2,500,000.

1.9    OBSTRUCTION OF NAVIGABLE WATERWAYS (DEC 1991)

  (a)  The Contractor shall --

       (1) Promptly recover and remove any material, plant, machinery, or appliance which the Contractor loses, dumps, throws overboard, sinks, or misplaces, and which, in the opinion of the Contracting Officer, may be dangerous to or obstruct navigation;

       (2) Give immediate notice, with description and locations of any such obstructions, to the Contracting Officer; and

       (3) When required by the Contracting Officer, mark or buoy such obstructions until the same are removed.

  (b)  The Contracting Officer may --

       (1) Remove the obstructions by contract or otherwise should the Contractor refuse, neglect, or delay compliance with paragraph (a) of this clause; and

       (2) Deduct the cost of removal from any monies due or to become due to the Contractor; or

       (3)  Recover the cost of removal under the Contractor's bond.

  (c) The Contractor's liability for the removal of a vessel wrecked or sunk without fault or negligence is limited to that provided in Sections 15, 19, and 20 of the River and Harbor Act of March 3, 1889 (33 U.S.C. 409 et.seq.).

1.10   PAYMENT FOR MOBILIZATION AND DEMOBILIZATION
       (DEC 1991) DFARS 252.236-7004.

  a. The Government will pay all costs for the mobilization and demobilization of all of the Contractor's plant and equipment at the contract lump sum price for this item.

       (1) Sixty percent of the lump sum price upon completion of the Contractor's mobilization at the work site.

       (2)  The remaining 40 percent upon completion of demobilization.

  b. The Contracting Officer may require the Contractor to furnish cost data to justify this portion of the bid if the Contracting Officer believes that the percentages in paragraphs a(1) and a(2) of this clause do not bear a reasonable relation to the cost of the work in this contract.

       (1) Failure to justify such price to the satisfaction of the Contracting Officer will result in payment, as determined by the Contracting Officer, of --

            (i)   Actual mobilization costs at completion of mobilization;

            (ii)  Actual demobilization costs at completion of demobilization;
            and
            (iii) The remainder of this item in the final payment under this contract.

       (2) The Contracting Officer's determination of the actual costs in paragraph b(1) of this clause is not subject to appeal.

                             DOCUMENT 00800 Page 6

1.11    QUANTITY SURVEYS.

        (a) The original and final quantity surveys will be conducted by the Government, and the data derived from these surveys shall be used in computing the quantities of work performed and the actual construction completed and in place.

        (b) The Contractor shall conduct surveys for any periods for which progress payments are requested, and other surveys as required by the specifications and drawings. These surveys shall be conducted under the direction of a representative of the Contracting Officer, unless the contracting Officer waives this requirement in a specific instance. The Government shall make such computations as are necessary to determine the quantities of work performed or finally in place. The Contractor shall make the computations based on the surveys for any periods for which progress payments are requested.

        (c) Promptly upon completing a survey, the Contractor shall furnish the originals of all field notes and all other records relating to the survey or to the layout of the work to the Contracting Officer, who shall use them as necessary to determine the amount of progress payments. The Contractor shall retain copies of all such material furnished to the Contracting Officer.

1.12    LAYOUT OF WORK  (APR 1984) 52.236-17

   The Contractor shall lay out its work from Government established base lines and bench marks indicated on the drawings, and shall be responsible for all measurements in connection with the layout. The Contractor shall furnish, at its own expense, all stakes, templates, platforms, equipment, tools, materials, and labor required to lay out any part of the work. The Contractor shall be responsible for executing the work to the lines and grades that may be established or indicated by the Contracting Officer. The Contractor shall also be responsible for maintaining and preserving all stakes and other marks established by the Contracting Officer until authorized to remove them. If such marks are destroyed by the Contractor or through its negligence before their removal is authorized, the Contracting Officer may replace them and deduct the expense of the replacement from any amounts due or to become due to the Contractor.


   -- End of Special Contract Requirements --


                             DOCUMENT 00800 Page 7

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

                           PROJECT TABLE OF CONTENTS

  DIVISION 01 - GENERAL REQUIREMENTS

  01010 SUMMARY OF WORK
  01025 MEASUREMENT AND PAYMENT
  01050 FIELD ENGINEERING
  01130 ENVIRONMENTAL PROTECTION
  01135 WATER QUALITY MONITORING AND CONTROL
  01300 SUBMITTAL PROCEDURES
  01440 CONTRACTOR QUALITY CONTROL
  01500 CONSTRUCTION FACILITIES AND TEMPORARY CONTROLS
  01600 PLANT AND EQUIPMENT
  01900 GENERAL SAFETY REQUIREMENTS

  DIVISION 02 - SITE WORK

  02482 DREDGING
  02491 UNDERWATER DRILLING AND BLASTING
  02492 UNDERWATER DIVING WORK

  -- End of Project Table of Contents --

                       PROJECT TABLE OF CONTENTS PAGE 1

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

                           SECTION TABLE OF CONTENTS

                      DIVISION 01 - GENERAL REQUIREMENTS

                                 SECTION 01010

                                SUMMARY OF WORK

     PART 1    GENERAL

      1.1     SUMMARY
        1.1.1   General Description of the Work
      1.2     SUBMITTALS
      1.3     PROJECT/SITE CONDITIONS
        1.3.1   Physical Data
      1.4     SEQUENCING AND SCHEDULING
        1.4.1   Hours of Operations
        1.4.2   Work Sequence
          1.4.2.1   General
          1.4.2.2   Progress Schedule
        1.4.3   Organization at the Site
          1.4.3.1   General
          1.4.3.2   Rate of Progress
      1.5     WORK LIMITS
      1.6     STORAGE AREAS
      1.7     COORDINATION
        1.7.1   Notice of Mariners
        1.7.2   Aids to Navigation
        1.7.3   Boston Lobstermen
        1.7.4   Coast Guard
        1.7.5   Harbormaster
        1.7.6   Docking Pilots
        1.7.7   Coordination with Berth Owners
        1.7.8   Weekly Schedule to Users of the Harbor
      1.8     MASSACHUSETTS DEPT OF ENVIRONMENTAL PROTECTION (MDEP) SIGN
      1.9     PRECONSTRUCTION CONFERENCE

     PART 2    PRODUCTS (NOT USED)

     PART 3    EXECUTION (NOT USED)

     --  End of Section Table of Contents  --


                    SECTION TABLE OF CONTENTS 01010 PAGE 1

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT


                                 SECTION 01010

                                SUMMARY OF WORK

PART 1  GENERAL

1.1  SUMMARY

  The work of this contract is described in the following documents:

     a. Specifications titled:

     BOSTON HARBOR NAVIGATION IMPROVEMENT AND
     BERTH DREDGING PROJECT
     BOSTON, MASSACHUSETTS

     b. Contract Drawings as listed in the Special Contract Requirements.

  Furnish all plant, labor, equipment, appliances and materials, and carry out all operations, including monitoring and other field engineering, as necessary to accomplish the work, complete. Perform the work in strict accordance with these specifications and the contract drawings, and subject to the terms and conditions of the contract and all applicable permits, certifications, codes and regulations.

1.1.1  General Description of the Work

  The general description below is given to indicate the approximate scope of this project only. It does not limit the work required under the project drawings and specifications:

  The work of this project consists of maintenance and improvement dredging of Boston Harbor channels and berths, Boston, Massachusetts. The channels consist of three tributaries: the Chelsea, the Mystic, and the Reserved. The work requires the construction of in-channel disposal cells up to seven nautical miles from the areas shown to be dredged. Overlying maintenance material from the dredge sites and disposal cells will be disposed in the cells and the cells will be capped using clean granular material. Improvement dredging material dredged from the Harbor and from construction of the disposal cells will be disposed of at the Masschusetts Bay Disposal Site (MBDS) approximately 30 nautical miles from the Harbor.

1.2  SUBMITTALS

  Government approval is required for submittals with a "GA" designation; submittals having an "FIO" designation are for information only. The following shall be submitted in accordance with Section 01300 SUBMITTAL DESCRIPTIONS:

     SD-07 Schedules

  Progress Schedule; GA,C reviewer.

  In accordance with the contract provisions, the Contractor shall, within five
  (5) days after receipt of notice to proceed or as otherwise determined by the Contracting Officer, submit for approval a practicable progress schedule. When changes are authorized that result in contract time extensions, the Contractor shall submit a modified chart for approval by the Contracting Officer.

1.3  PROJECT/SITE CONDITIONS

1.3.1  Physical Data

                             SECTION 01010 Page 1

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

  Data and information furnished or referred to below is for the Contractor's information. The Government shall not be responsible for any interpretation of or conclusion drawn from the data or information by the Contractor.

     a. Site Conditions: The indications of physical conditions on the drawings and in the specifications are the result of site investigations and surveys. The conditions represented prevailed at the time the investigations and surveys were made. A pre-dredge survey of Boston Harbor will be performed by the Government prior to the start of Contractor dredging operations at the site. Before commencing work at the site, the Contractor shall verify the conditions indicated on the drawings and in the specifications and perform all other surveys as needed or as required in the contract documents.

     b. Weather Conditions: The monthly normal mean temperature and the monthly normal mean precipitation for the site maybe obtained by the Contractor from the nearest U.S. National Weather Service Office.

     c. Transportation: The Contractor shall make his own investigation on the use of municipal, State and Federal highways, roads, bridges, and railroads.

     d. Flow Data: The maximum current in the Boston Harbor and the upper portion of the Main Ship Channel during flood and ebb is one foot per second.

     e. Tide Conditions: The mean range of tide at Boston Harbor is 9.4 feet and the spring range is 11.0 feet. The Massachusetts Bay Disposal Site is subject to open ocean conditions.

     f. Channel Traffic: Boston Harbor and the adjacent areas to be dredged are mainly used by deep draft commercial vessels, fishing vessels, and numerous small recreation and commercial craft, which may cause some interference with contract operations. Oil barges frequent the harbor during the winter heating season. The Contractor shall move the dredging equipment if vessel traffic requires it, based on the determination of the docking pilot.

     g. Height Limitations: The Contractor shall coordinate his construction activities with the FAA and Massport Aviation Department's Operation Unit. Height limitations of crane booms, hoisting equipment or other equipment used by the contractor to complete the dredging shall conform to the ceiling heights established by the FAA. The Government submitted a FAA Form 7460 to the FAA on December 19, 1997 for equipment height of 120 feet above mean sea level. The Contractor shall review of the submittal and the FAA response when available and submit to the FAA a request for any necessary amendments. The FAA will require at least 45 days for review the submittal. The Contractor shall review the submittal and the FAA response when available and submit to the FAA a request for any necessary amendments. The FAA will require the Contractor to stop work in the event declining weather conditions hinder visibility to the extent that the Contractor's plant becomes a hazard to flying aircraft. Also, when performing dredging operations in the Reserved or Main Ship channel near the airport, the dredge shall not be moored in the area during non-work periods or the craine boom shall be lowered.

1.4  SEQUENCING AND SCHEDULING

1.4.1     Hours of Operations

     Except as specified for particular items of work, such as blasting, the Contractor will be allowed to perform work 24 hours per day, 7 days per week, including holidays, for the entire performance period. Refer to other sections of these specifications for environmental requirements and

                             SECTION 01010  Page 2

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

          restrictions to dredging and disposal activities and for temporary suspension of the work, if required. Contractor coordination with the berth owners is required to accomplish this work.

          To reduce the impact on rush hour traffic, transit through the Chelsea Street and McArdle Street bridges that requires opening the bridges will be prohibited Monday through Friday 7:30 to 9:30 A.M. and 4:30 to 6:30 P.M.

     1.4.2     Work Sequence

     1.4.2.1   General

          There are certain essential criteria relative to the preparation of a work sequence and time schedule which the Contractor will be required to implement and follow during the prosecution of the work. See
          Section 02482 for the required order of work. Minor variations in the sequence of the items of work as approved may be made by the Contractor, provided such variations do not conflict with critical elements of the schedule and permit requirements. Variations shall be approved by the Contracting Officer prior to implementation.

     1.4.2.2   Progress Schedule

          The progress schedule shall be in the form of a chart graphically indicating the sequence proposed to accomplish each work feature or operation. The chart shall be prepared to show the starting and completion dates of all work features on a linear horizontal time scale beginning with date of Notice to Proceed and indicating calendar days to completion. Contractor shall indicate on the chart the important work features or operations that are critical to the timely overall completion of the project. Key dates for such important work features and portions of work features are milestone dates and shall be so indicated on the chart. This schedule will be the medium through which the timeliness of the Contractor's construction effort is appraised. Anticipated adverse weather delay days shall be included in the schedule.

     1.4.3     Organization at the Site

     1.4.3.1   General

          The contractor shall employ ample personnel and sufficient equipment to accomplish the work of this contract in the least amount of time, within the specified prosecution period.

     1.4.3.2   Rate of Progress

          Should the Contractor fail to maintain a satisfactory rate of progress, the Contracting Officer may require that additional personnel and equipment be placed on the work and weekend and overtime work be performed, in order that the work be brought up to schedule and maintained.

     1.5    WORK LIMITS

          The work shall be restricted to the areas as shown on the contract drawings in addition to storage areas provided by the Government.

     1.6    STORAGE AREAS

          Storage areas within the limits of work will be provided to the Contractor by the Government as indicated below. The areas will be made available for Contractor's office trailers, one Government Field Office Trailer, parking, and other minor materials. See Section
          01500 CONSTRUCTION FACILITIES AND TEMPORARY CONTROLS for additional information on trailers. The Contractor shall confine his storage areas to the limits as designated or approved by the Contracting Officer and shall be responsible for the security of the

                            SECTION 01010   PAGE 3

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

  areas. Upon completion of the contract, the Contractor shall remove all equipment and materials, except as otherwise specified, and restore the site to its original condition as approved by the Contracting Officer at no additional cost to the Government.

     a. Two staging/storage areas on Massport property are available for use by the Contractor and the Government as listed below. Berthing will be available for the Contractor's barges at both of the sites listed. The Contractor shall verify the locations of the actual sites and all applicable conditions for their use with Massport representatives and the Contracting Officer:

          1) Conley Terminal, First Street and Farragut Road, South Boston. Massport Representatives is Mr. Dennis Kay, Deputy Port Director for Operations, tel. 617-946-4439.

          2) East Boston Pier 1, 1 South Breman Street, East Boston. Massport Representative is Mr. Orville Wilson, Director of Property Management, tel. 617-478-6920.

1.7  COORDINATION

1.7.1  Notice to Mariners

  Before beginning dredging operations and barge transport of dredged materials, the Contractor shall coordinate with the Coast Guard to issue a "Notice to Mariners" regarding the Contractor's operations.

1.7.2  Aids to Navigation

  Aids to navigation have been placed by the Coast Guard. The Contractor shall coordinate with the Coast Guard in advance of dredging and disposal work to provide for any necessary relocation or movement of aids to navigation. The Contractor shall also contact the Coast Guard at the completion of all work and the removal of all dredging plant from the Harbor. Point of Contact for Coast Guard: Mr. Matt Stuck (617) 223-8347 (617) 223-8073 (fax)

1.7.3  Boston Lobstermen

  Before beginning dredging operations and barge transport of dredged materials, the Contractor shall coordinate work areas and barge routes with the Boston Harbor Lobstermen's Cooperative, (Mr. Al Ferent, 287 K Street, South Boston, MA 02127 Telephone Number (617) 268-4199; and the Massachusetts Lobstermen's Association Mr. Bill Adler, 8 Otis Place, Scituate, MA 02066, Telephone Numbers (617) 545-6984 and (617) 545-7837(fax).

1.7.4  Coast Guard

  All work conducted in areas in or adjacent to the ship channel shall be coordinated with the U.S. Coast Guard.

1.7.5  Harbormaster

  Before beginning dredging operations and barge transport of dredged materials, the Contractor shall coordinate his work operations with the Boston Harbor Master, Mr. Erik Hahn, Boston Police Department, Telephone Number (617) 343-4721, (617) 343-5349(fax), Internet harborhahn@juno.com.

1.7.6  Docking Pilots

  Because the tributaries to be dredged are narrow and in many cases will not permit ship traffic during dredging operations, timely communication between the dredge and the Docking Pilots is necessary to avoid conflicts. The Contractor shall maintain daily telephone contact with the dispatchers

                             SECTION 01010 Page 4

BOSTON HARBOR NAVIGATION IMPROVEMENT AND BERTH DREDGING PROJECT

     at Boston Towing and Transportation (617) 567-9100 ext 111 or ext 112 and Bay State Towing (617) 561-0223. While dredge operations are underway the Contractor shall monitor VHF channel 13. Since vessel movements are apt to occur on a random basis, the Contractor shall provide a positive means of communication between the dredge and the towing companies such as a cell phone number.

1.7.7  Coordination with Berth Owners

     The Contractor shall coordinate his work operations with the owners of berth areas a minimum of 14 days prior to dredging or other work at or adjacent to a berth area. Scheduling of dredging activities at active berth areas will require working around anticipated ship docking and waying schedules. Points of contact for berth areas are listed below:

          MASSPORT Berths: Dennis Kay, Deputy Port Director of Operations, Massachusetts Port Authority, Maritime Department Fish Pier East, Bldg II Northern Ave, Boston, MA 02210 - (617) 946-4439 (617) 946-4422
          (fax)

          Mr. Paul Pace, Distrigas, 18 Rover St, Everett, Ma 02149 - (617 381-8524 (617) 381-8599 (fax)

          Mr. John Spigel or Mr. Tony LiBurdi, Prolerized of New England, P.O. Box 48, Everett, Ma 02149 - (617) 389-8300 (617) 389-8030 (fax)

1.7.8  Weekly Schedule to Users of the Harbor

     Coordination with users of the harbor is critical for a smooth operation. All parties should have knowledge of the others' potential activities. Therefore, the Contractor shall prepare a weekly schedule of dredging and disposal activities and forward it to the following:

     US Coast Guard Mr. Matt Stuck (617) 223-8073 (fax)

     Boston Lobstermen Mr. Bill Adler  (617) 545-7837 (fax)

     Harbormaster Mr. Erik Hahn  (617) 343-5349 (fax)

     Docking Pilots Mr. Dave Galman (617) 567-2583 (fax) Mr. Mike Duarte (617) 561-0813 (fax)

     Boston Pilots Mr. Art Wittamore (617) 569-4502 (fax)

     This weekly schedule shall identify all anticipated dredging and disposal activities and shall be updated as appropriate.

1.8    MASSACHUSETTS DEPT OF ENVIRONMENTAL PROTECTION (MDEP) SIGN

     Massachusetts Department of Environmental Protection file number signs shall be displayed at the Contractor's project office site and all dredges. The signs shall be not less than two square feet and not more than three square feet in size. The words "Massachusetts Department of Environmental Protection", and the project File Numbers shall be neatly displayed on the signs. "Orders of Conditions" issued by the various project area Conservation Commissions are attached at the end of Section 01130 ENVIRONMENTAL PROTECTION. Project file numbers for the various project areas are listed below:

          (1)  Everett:  Federal Channel 22-0037

                Distrigas of Massachusetts - 22-0039.

                Prolerized N.E. Co. - 22-0040.

          (2)  Revere Federal Channel - 061-0288.

                             SECTION 01010 Page 5

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT


     (3)  Chelsea Federal Channel - 011-0054.

     (4)  Boston:

            Portions of the Federal Channel in the Reserved Channel, Inner Confluence, Mystic River - 6-685.

            Conley Terminal Berths 11 - 17 (formerly 11 - 15) at the mouth of the Reserved Channel East First Street and Farragut Road, South Boston
          - 6 -687.

          Boston Army Base 666 Summer Street, South Boston - 6-686.

          Medford Street Terminal in the Mystic River, 333 Medford Street, Charlestown - 6-688.

          Morgan Terminal, 100 Terminal Street, Charlestown - 6-689.

          Mystic Pier, Terminal Street, Charlestown - 6-690.

          North Jetty, Northern Avenue, South Boston - 6-691.

1.9  PRECONSTRUCTION CONFERENCE

  The Government will conduct a preconstruction conference to inform the Contractor concerning the labour standards clauses, safety, environmental premits and other conditions of the contract. The Contracting Officer will also review the contract requirements relative to the conditions contained in the "Water Quality Certification" and other environmental permits issued for this project. It is mandatory that this preconstruction conference be attended by the Contractor, the Contractor's on-site construction manager, the Contractor's person in charge of monitoring and all other Contractor's staff who hold a supervisory position in the field, prior to beginning any work on the contract.


PART 2  PRODUCTS (NOT USED)

PART 3  EXECUTION (NOT USED)

       --End of Section--

                             SECTION 01010  Page 6

BOSTON HARBOUR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

                           SECTION TABLE OF CONTENTS

                      DIVISION 01 - GENERAL REQUIREMENTS

                                 SECTION 01025

                            MEASUREMENT AND PAYMENT


PART 1    GENERAL

     1.1  SUBMITTALS
     1.2  LUMP SUM PAYMENT ITEMS
     1.3  UNIT PRICE PAYMENT ITEMS
     1.4 BIDDING SCHEDULE - BASE BID PAYMENT ITEMS (DREDGING BOSTON HARBOUR CHANNELS)
       1.4.1 Item No. 0001, "Mobilization and Demobilization for Dredging Operations"
       1.4.2 Item No. 0002, "Mobilization and Demobilization for Blasting Operations"
       1.4.3  Item No. 0003, "Maintenance Dredging and Disposal"
       1.4.4  Item No. 0004, "Improvement Dredging and Disposal"
       1.4.5  Item No. 0005, "Rock Excavation from Federal Channel"
       1.4.6  Item No. 0006, "Debris Removal."
       1.4.7  Item No. 0007, "Removal and Disposal of Obstruction"
       1.4.8  Item No. 0008, "Water Quality Monitoring"
       1.4.9  Item No. 0009, "Removal of Abandoned Water Tunnel"
       1.4.10 Item No. 0010, "Bond costs"
     1.5   BIDDING SCHEDULE - ADDITIVE BID ITEMS (DREDGING AT BERTH AREAS)

PART 2 PRODUCTS (NOT USED)


PART 3 EXECUTION (NOT USED)


-- End of Section Table of Contents --

                    SECTION TABLE OF CONTENTS 01025 PAGE 1

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT


                                 SECTION 01025

                            MEASUREMENT AND PAYMENT

PART 1    GENERAL

1.1   SUBMITTALS

  Government approval is required for all submittals with a "GA" designation; submittals having an "FIO" designation are for information only. The following shall be submitted in accordance with Section 01300 SUBMITTAL PROCEDURES:

      SD-01 Data

  Weight Certificates; FIO, C reviewer.

  Submit certified weight certificates for debris removed from Boston Harbor under payment item "Debris Removal".

1.2   LUMP SUM PAYMENT ITEMS

  Payment items for the work of this contract for which contract lump sum payments will be made are listed in the BIDDING SCHEDULE and described below. All costs for items of work, which are not specifically mentioned to be included in a particular lump sum or unit price payment item, shall be included in the listed lump sum item most closely associated with the work involved. The lump sum price and payment made for each item listed shall constitute full compensation for furnishing all plant, labor, materials, and equipment, and performing any associated Contractor quality control, environmental protection, meeting safety requirements, tests and reports, and for performing all work required for which separate payment is not otherwise provided.

1.3   UNIT PRICE PAYMENT ITEMS

  Payment items for the work of this contract on which the contract unit price payments will be made are listed in the BIDDING SCHEDULE and described below. The unit price and payment made for each item listed shall constitute full compensation for furnishing all plant, labor, materials, and equipment, and performing any associated Contractor quality control, environmental protection, meeting safety requirements, tests and reports, and for performing all work required for each of the unit price items.

1.4   BIDDING SCHEDULE - BASE BID PAYMENT ITEMS (DREDGING BOSTON HARBOR
CHANNELS)

  Base Bid Payment Items for the work of this contract on which the contract progress payments will be based are listed in the BIDDING SCHEDULE and are described below. All costs for items of work, which are not specifically mentioned to be included in a particular Bidding Schedule Base Bid payment item, shall be included in the listed item most closely associated with the work involved.

1.4.1     Item No. 0001, "Mobilization and Demobilization for Dredging
Operations"

  a. Payment will be made for costs associated with mobilization and demobilization for dredging operations, as defined in Special Contract Requirements clause "PAYMENT FOR MOBILIZATION AND DEMOBILIZATION." Separate payment will be made for the mobilization and demobilization of equipment and materials for performing blasting operations as specified

                             SECTION 01025 Page 1

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

   below for Item No.  0002.

   b.  Unit of measure:  lump sum.

1.4.2  Item No. 0002, "Mobilization and Demobilization for Blasting Operations"

   a Payment will be made for costs associated with mobilization and demobilization of equipment and materials for performing blasting operations, as defined in Special Contract Requirements clause "PAYMENT FOR MOBILIZATION AND DEMOBILIZATION." Separate payment will be made for the mobilization and demobilization of equipment and materials for performing dredging operations as specified above for Item No. 0001.

   b  Unit of measure:  lump sum.

1.4.3  Item No. 0003, "Maintenance Dredging and Disposal"

   a. The contract price per cubic yard for "Maintenance Dredging and Disposal" shall include all cost of removal and disposal of all soft sediments, defined as silty or maintenance material, from the channels of Boston Harbor as specified in Section 02482 DREDGING and indicated on contract drawings. Permits require that all soft material, regardless of its depth or location in the work, be removed by an environmental bucket. Disposal includes construction of the in-channel disposal cells, placement of the stored silty sediments into the cells, placement of the silty sediments excavated from Boston Harbor into the cells, final capping of the cells with clean material, and cell thickness and coverage determination surveys and testing, all as specified in Section 02482 DREDGING.

   b. For the construction of disposal cells: no separate measurement or payment will be made for the removal and disposal of material below the channel overdepth limit. The cost of removal and disposal of such material shall be considered incidental to maintenance dredging.

   c. The total amount of material removed and paid for under the contract for this Item, will be measured by the cubic yard in place by computing the volume between the bottom surface shown by soundings of the last pre-dredge survey made immediately before dredging of the soft material and the bottom hard material surface shown by the soundings of a post-dredge survey made as soon as practicable after the removal of the soft material, including that within the limits of the side slopes and specified channel overdepth as described in Section 02482 DREDGING, paragraph OVERDEPTH AND SIDE SLOPES, less any deductions that may be required for misplaced material described in paragraph DISPOSAL OF EXCAVATED MATERIAL.

   d. The contract price per cubic yard for dredging of the soft sediments from Boston Harbor channels shall include the cost of removal and disposal of all soft sediment materials from channel areas, as specified or indicated on the contract drawings. Dredging and disposal of the soft sediments from berth areas will be measured and paid for separately, as specified below in paragraph BIDDING SCHEDULE - ADDITIVE BID ITEMS (DREDGING AT BERTH AREAS).

   e. The contract drawings listed in Special Contract Requirements, Paragraph "Contract Drawings, Maps and Specifications" are believed to accurately represent conditions existing on the date of the last survey shown on the drawings, but the depths shown thereon will be verified and corrected by soundings taken by the Government immediately before dredging. Determination of quantities removed and the deductions made to determine quantities after having once been made by the Contracting Officer, will not be reopened, except on evidence of collusion, fraud, or obvious error.

   f. Monthly partial payments will be based on approximate quantities determined by Contractor quality control surveys. The pre-dredge survey

                             SECTION 01025  Page 2

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT


   made immediately before dredging of the soft material and the post-dredge survey made as soon as practicable after the removal of the soft material will be performed by the Government at no cost to the Contractor.

   g. Additional Government and Contractor surveys shall be performed as specified in Section 02482 DREDGING for cell cap thickness and coverage determination.

   h.  Unit of measure:  cubic yard.

1.4.4  Item No. 0004, "Improvement Dredging and Disposal"

   a. The contract price per cubic yard for "Improvement Dredging and Disposal" shall include all costs of removal and disposal of all hard material, defined as hard or improvement material, from Boston Harbor channels after removal and disposal of the overlying soft sediments material as specified in Section 02482 DREDGING, and indicated on contract drawings. Disposal includes placing the hard material in scows transporting the material to the Massachusetts Bay Disposal Site, and depositing the material at the disposal site, as specified in Section 02482 DREDGING. Dredging and disposal of the hard material from berth areas will be measured and paid for separately, as specified below in paragraph BIDDING SCHEDULE - ADDITIVE BID ITEMS (DREDGING AT BERTH AREAS).

   b. The total amount of hard material removed and paid for under the contract, will be measured by the cubic yard in place by computing the volume between the bottom surface, created after removal of the overlying soft sediments, as shown by soundings of the post-dredge survey made after removing the soft sediments and the bottom surface shown by the soundings of a post-dredge survey made as soon as practicable after the dredging, disposal and capping work has been completed, including that within the limits of the overdepth and side slopes described in Section 02482 DREDGING, paragraph OVERDEPTH AND SIDE SLOPES, less any deductions that may be required for misplaced material described in paragraph DISPOSAL OF EXCAVATED MATERIAL. No separate measurement or payment will be made for hard material removed below the limits of channel overdepth to create disposal cells.

   c. The contract price per cubic yard for improvement dredging shall include the cost of removal and disposal of all hard materials as specified herein or indicated on the maps and drawings, except ledge rock, large boulders, and other materials, which cannot be removed without systematic drilling and blasting. Rock excavation will be measured and paid for as specified below under Item No. 0005, "Rock Excavation from Federal Channel."

   d. Determination of quantities of improvement material removed under this item, and the deductions made to determine quantities, after having once been made by the Contracting Officer, will not be reopened, except on evidence of collusion, fraud, or obvious error.

   e. Monthly partial payments will be based on approximate quantities determined by Contractor quality control surveys. The pre-dredge survey made immediately before dredging of the hard material and the post-dredge survey made as soon as praticable after the removal of the hard material will be performed by the Government at no cost to the Contractor.

   f.  Unit of measure:  cubic yard.

 1.4.5  Item No. 0005, "Rock Excavation from Federal Channel"

   a. The contract price per cubic yard for rock excavation from the Federal Channel shall include the cost of removal and disposal of all ledge rock, large boulders, and other unclassified materials, which cannot be removed without systematic drilling and blasting. Prior to rock excavation, the Contractor shall remove all of the overlying material, which in the

                             SECTION 01025  Page 3

BOSTON HARBOUR NAVIGATION IMPROVEMENT AND BERTH DREDGING PROJECT

  judgement of the Contracting Officer can be removed by the use of the Contractor's plant. Rock material shall then be removed in accordance with
  Section 02491 UNDERWATER DRILLING AND BLASTING. The total amount of rock material removed and paid for under the contract, will be measured by the cubic yard in place by computing the volume between the bottom surface, created after removal of the overlying material, as shown by soundings of the post-dredge survey after removing the overlying material and the bottom surface shown by the soundings of a post-dredge survey made as soon as practicable after dredging the rock material, including that within the limits of the overdepth and side slopes described in Section 02482 DREDGING, paragraph OVERDEPTH AND SIDE SLOPES, less any deductions that may be required for misplaced material described in paragraph DISPOSAL OF EXCAVATED MATERIAL. Disposal includes replacing the rock material in scows, transporting the material to the Massachusetts Bay Disposal Site, and depositing the material at the disposal site, as specified in Section 02491 UNDERWATER DRILLING AND BLASTING.

  b. Determination of quantities of rock material removed under this item and the deductions made to determine quantities after having once been made by the Contracting Officer, will not be reopened, except on evidence of collusion, fraud, or obvious error.

  c. Monthly partial payments will be based on approximate quantities determined by Contractor quality control surveys. The pre-dredge survey made immediately before drilling and blasting and removal of the rock material and the post-dredge survey made as soon as practicable after the removal of the rock material will be performed by the Government at no cost to the Contractor.

  d.  Unit of measure:  cubic yard.

1.4.6  Item No. 0006, "Debris Removal."

  a. The contract price per Ton for debris removal from Boston Harbour channels shall include all costs in connection with the collection, storage and handling, and the removal from the site and proper disposal of debris recovered from the bottom and all floating debris. Bottom debris includes cables, derelict moorings, broken and abandoned pilings, line, and all objects which, in the opinion of the Contracting Officer, are unsuitable for placement in the in-channel disposal cells or the Massachusetts Bay Disposal Site. Generally, all floating debris and bottom debris larger than 10 feet in any dimension will be considered unsuitable for disposal in cells or ocean dumping. Debris shown on the drawings as "Obstruction" will be measured and paid for under Item No. 0007, "Removal and Disposal of Obstruction" below.

  b.  Unit of measure:  Ton (2,000) pounds).

1.4.7  Item No. 0007, "Removal and Disposal of Obstruction"

  a. Payment will be made for all costs associated with operations necessary for the location, removal and proper disposal and obstruction indicated on the contract drawings.

  b.  Verification of removal will be made by the Government using soundings.

  c.  Unit of measure:  One job, Lump Sum.

1.4.8  Item No. 0008, "Water Quality Monitoring"

  a. Payment will be made for all costs associated with water quality monitoring in connection with Boston Harbor channel dredging operations.

  b.  Unit of measure: Lump Sum.


                             SECTION 01025 Page 4

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

1.4.9   Item No. 0009, "Removal of Abandoned Water Tunnel"

  a. Payment will be made for all costs associated with the removal of the existing abandoned waterline as specified in Section 02482 DREDGING and as indicated on the contract drawings.

  b. Unit of Measure: One job, Lump Sum.

1.4.10  Item No. 0010 "Bond costs"

  Bond costs shall include the cost of Bid, Performance, and Payment Bonds. See
  Section 00700, Contract Clauses, clause entitled "Notice of Evaluation Preference for Small Disadvantaged Business Concerns -- Construction Acquisitions -- Test Program (Apr 1996)".

  Unit of measure: One job, Lump Sum.

1.5  BIDDING SCHEDULE - ADDITIVE BID ITEMS (DREDGING AT BERTH AREAS)

  Additive Bid Payment Items for the work of this contract on which the contract progress payments will be based are listed in the BIDDING SCHEDULE and are described below. All costs for items of work, which are not specifically mentioned to be included in a particular Bidding Schedule Additive payment item, shall be included in the listed item most closely associated with the work involved.

  Except as otherwise specified below, "Maintenance Dredging and Disposal" and "Improvement Dredging and Disposal" work at non-Federal berth areas will be measured and paid for in the same manner as specified above under the Base Bid items for Item No. 0003, "Maintenance Dredging and Disposal" and Item No. 0004, "Improvement Dredging and Disposal."

     a. The quantity of soft material dredged and disposed from berth areas will be calculated from the pier face seaward. No separate measurement or payment will be made for the dredging of material sloughing from adjacent areas. The Contractor shall estimate the quantity of material that will slough from adjacent areas and include the cost of dredging that material in the unit price bid for item "Maintenance Dredging and Disposal" for each berth area.

     b. No separate measurement or payment will be made for mobilization and demobilization for dredging operations at non-Federal berth areas: all such costs will be considered incidential to the work of dredging at berth areas.

     c. No separate measurement or payment will be made for disposal of dredged material from non-Federal berth areas including construction of disposal cells for the disposal of soft material and the disposal of hard material at the Massachusetts Bay Disposal Site., and depositing the material at the disposal site: all such costs will be considered incidential to the work of dredging at berth areas.

     d. No separate measurement or payment will be made for bond costs for dredging operations at non-Federal berth areas: all such costs will be considered incidential to the work of dredging at berth areas.

     e. No separate measurement or payment will be made for the insurance requirements set forth in the special Contract Requirement, which only apply to dredging activities to be conducted in the non-Federal berth areas: all such costs will be considered incidential to the work of dredging at berth areas.

     f. No separate measurement or payment will be made for Debris removal during dredging operations at non-Federal berth areas: all such costs will be considered incidential to the work of dredging at berth areas.

                             SECTION 01025 Page 5

BOSTON HARBOR NAVIGATION IMPROVEMENT AND BERTH DREDGING PROJECT

     g. No separate measurement or payment will be made for water quality monitoring resulting from the work at non-Federal berth areas: all such costs will be considered incidental to the work of dredging at berth areas.

PART 2   PRODUCTS (NOT USED)

PART 3   EXECUTION (NOT USED)

-- End of Session --

                             SECTION 01025 Page 6

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

                           SECTION TABLE OF CONTENTS

                      DIVISION 01 - GENERAL REQUIREMENTS

                                 SECTION 01050

                               FIELD ENGINEERING

 PART 1  GENERAL

  1.1   SUMMARY
    1.1.1    Engineering Services
    1.1.2    Existing Control Points
    1.1.3    Survey Datum
  1.2   SUBMITTALS
  1.3   LAYOUT OF WORK
  1.4   CONTRACTOR SURVEYS
    1.4.1    Personnel
    1.4.2    Survey Plans
    1.4.3    Quality Control Surveys
    1.4.4    Method of Surveying
      1.4.4.1     Soundings
  1.5   QUANTITY SURVEYS
    1.5.1    Quantity Surveys
    1.5.2    Government Quantity Surveys
    1.5.3    Contractor Quantity Surveys
    1.5.4    Field Notes
  1.6   FINAL EXAMINATION AND ACCEPTANCE
    1.6.1    Final Examination
    1.6.2    Final Acceptance
  1.7   TIDE GAGES/STAFFS/CHARTS

 PART 2 PRODUCTS (NOT USED)

 PART 3 EXECUTION (NOT USED)

 -- End of Section Table of Contents --

                    SECTION TABLE OF CONTENTS 01050 PAGE 1

BOSTON HARBOR NAVIGATION IMPROVEMENT AND BERTH DREDGING PROJECT

                                 SECTION 01050

                               FIELD ENGINEERING


PART 1   GENERAL

1.1  SUMMARY

1.1.1   Engineering Services

  The Contractor shall provide and pay for field engineering services required for the project:

     a. Survey work required in execution of this project, except for surveys performed by the Contracting Officer as indicated in these specifications.

     b. Civil, structural or other professional engineering services specified, or required to execute Contractor's construction methods.

1.1.2   Existing Control Points

  The Contracting Officer will identify existing control points as required.

1.1.3   Survey Datum

  Some of the contract drawings refer to Mean Low Water (MLW) and some contract drawings refer to Mean Lower Water (MLLW). The Government will and the Contractor shall perform all surveys using the Mean Lower Low Water (MLLW) datum.

1.2  SUBMITTALS

  Contracting Officer approval is required for submittals with a "GA" designation; submittals having an "FIO" designation are for information only. The following shall be submitted in accordance with Section 01300 SUBMITTAL
  PROCEDURES:

     SD-01 Data

  Field Data; GA, C reviewer.

  Submit sufficient field data, including depth sounder rolls in a usable format and field survey notes, so that the Contractor's submittal survey plot may be reproduced by the Government by referring only to this field data.

     SD-01 Data

  Survey Data; GA, C reviewer.

  Submit all quality control survey data including plots. Plots shall show a sufficient number of soundings along each line to indicate the general shape of the bottom along with a schedule for correcting deficiencies. Plots shall be submitted no more than 2 days after completion of field work.

     SD-08 Statements

  Survey Personnel; GA; C reviewer.

  Furnish a complete listing of the personnel who will perform the survey work required by the contract. The listing shall include a brief summary

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

  of the hydrographic survey experience of each person. The list shall be submitted prior to the preconstruction conference.

     SD-01 Data

  Charts; FIO, C reviewer..

  Current and tide charts for the area(s) being dredged shall be submitted.

     SD-04 Drawings

  Survey Plans; GA, C reviewer.

  Submit survey plans specified below. Field surveys shall not begin until these plans are approved.

1.3  LAYOUT OF WORK

  a. The Contracting Officer will furnish bench marks and horizontal control points as may be required in the performance of the work.

  b. From these control points the Contractor shall lay out the work by establishing all lines and grades at the site necessary to control the work and shall be responsible for all measurements that may be required for the execution of the work as prescribed in the specifications and/or shown on the contract drawing. The Contractor shall place and establish such stakes and markers as may be necessary for control and guidance of his operations. All survey data shall be recorded in accordance with standard and approved methods. All field notes, sketches, recordings and computations made by the Contractor shall be available at all times during the progress of the work for ready examination by the Contracting Officer representative.

  c. The Contractor shall furnish, at his own expense, all such stakes, spikes, steel pins, templates, platforms, equipment, tools and material and all labor as may be required in laying out any part of the work from the control points established by the Government. It shall be the responsibility of the Contractor to maintain and preserve all stakes and other markers established by him until authorized to remove them. If any of the control points established at the site by the Government are destroyed by or through the negligence of the Contractor prior to their authorized removal, the points will be replaced by the Government. The expense of replacement will be deducted from any amount due or which may become due the Contractor. The Contracting Officer may require that the work be suspended at any time when horizontal and vertical control points established at the site by the Contractor are not reasonably adequate to permit checking the work. Such suspension will be withdrawn upon proper replacement of the control points.

  d. In order to facilitate approximate positioning of the dredging plant, the Contractor shall have painted or welded marks placed at 10 foot intervals along all four sides of the deck of the dredging plant.

1.4  CONTRACTOR SURVEYS

1.4.1  Personnel

  The Contractor survey work to be performed under this contract shall be accomplished by, and/or reviewed and approved by a surveyor familiar with and having personal experience with hydrographic surveys. In addition, the survey personnel shall also be familiar with and have personal experience with hydrographic surveys.

1.4.2  Survey Plans

  Prior to the start of any work at the site, the Contractor shall prepare a

                             SECTION 01050 Page 2

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

  plan describing the survey method(s) to be used:

          a. to complete the layout and sequencing of the work
          b. to conduct the progress surveys
          c. to conduct the quality control surveys

1.4.3   Quality Control Surveys

  The Contractor shall examine his work by conducting hydrographic surveys at no more than 30-day intervals, upon completion of separable portions of the work, and upon completion of the entire work. The Contractor shall prepare survey maps based on the results of these surveys. These maps shall be used, by the Contractor, to satisfy himself of the effectiveness of his operations. Particular attention shall be directed to attainment of contract depth and comparison of actual progress and in-place quantities dredged with scheduled progress. Contractor surveys will not be used for final payment or acceptance. See Section 02482 DREDGING for additional Contractor survey requirements relative to disposal cell construction.

1.4.4     Method of Surveying

1.4.4.1   Soundings

  To assure that the method of surveying is acceptable, the Contractor shall submit, as part of the Quality Control Plan a detailed proposal setting out the proposed method of surveying. Soundings shall be referred to Mean Lower Low Water (MLLW) and shall be performed with a depthsounder having a vertical accuracy of 0.1 foot. In general, sounding lines shall be perpendicular to the channel limits and shall extend a minimum of 3 times the channel depth outsidd of the limits except where limited by the surrounding topography or lack of sufficient depth for the survey boat. For the first disposal cell, the range of the Contractor survey shall be 1 barge length (up to 300 feet) beyond the perimeter of the cells. For subsequent cells, the range of the contractor survey will be at least 50 feet beyond the perimeter of the cell. The interval between sounding lines shall be a maximum of 50 feet. Control points used for the surveys shall be occupied and proven by checking reference angles in the field. Depth measuring equipment must use a recording depthsounder with a transducer beam angle not exceeding 8 degrees. Horizontal positioning systems shall be a Differential Global Positioning System (DGPS). Whatever system is used shall be capable of locations accurate to 1 meter or better of the true position. At the start of each day's soundings, following any lengthy breaks and at the end of the day's soundings a bar check shall be taken within two feet of the project depth and recorded on the depthsounder roll. Events marks shall be marked and titled on depthsounder rolls. Sounding lines shall be numbered on the depthsounder rolls and plots. Events marks shall correlate horizontal position with depth and shall be marked and numbered on depthsounder rolls. They shall be taken at 30 second intervals. The Contractor will be required to submit to the Contracting Officer sufficient field data, including depthsounder rolls in a usable format, corrected for tide, and corresponding boat plots and track sheets, so that the Contractor's submitted survey plot may be reproduced by the Government by referring only to this field data. After completion of the Contractor's survey, the results will be plotted and reviewed by the Contractor to insure that all work was completed in accordance with contract requirements and submitted to the Contracting Officer on a floppy disk in ASCII format. A re-survey of the area after correction of deficiencies will be required to assure that correction has been achieved. Upon completion of the project sufficient surveys will have been performed and plots submitted to assured that the proper depth has been achieved throughout the entire project. Submission of all Contractor quality control survey data, including plots, is required prior to performance of final examination and acceptance surveys by the Government. The results of quality control survey should be utilized by the Contractor to ensure that work was performed in accordance with contract requirements. Final acceptance by

                             SECTION 01050 Page 3

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

     the Contracting Officer will be in accordance with SECTION 01025 MEASUREMENT AND PAYMENT of these specifications.

     Automated electronic sweeping shall be preformed by the Contractor for all completed areas of improvement dredging. All of the sweep data shall be submitted on 3-1/2 inch floppy disks with X,Y and Z ASCII files containing Easting, Northing, and true Elevations, decimated by shoalest soundings in a 25 foot grid pattern. The files shall be positioned on NAD Mass Mainland Zone (2001 NAD 1927) and datum referenced to MLLW.

1.5 QUANTITY SURVEYS

1.5.1  Quantity Surveys

  Quantity surveys shall be conducted, and the data derived from these surveys shall be used in computing the quantities of work performed or finally in place.

1.5.2  Government Quantity Surveys

  The Contracting Officer will conduct the original and final surveys for Boston Harbor channels, berth areas, and the disposal cells and make all quantity computations based on those surveys. The surveys will be performed at no expense to the Contractor, except as noted in Article "Final Examination and Acceptance" below and as specified in Section 02482 DREDGING. All surveys by the Government will be performed using "Multibeam" survey equipment. The Contractor shall give a minimum of 3 days notice before completion of a portion of the work requiring a post-dredge survey. A minimum of 2 days will be required by the Government for completion of each of the post-dredge surveys at the site and another 10 to 15 days for calculation of quantities removed and verification of completion of work.

1.5.3  Contractor Quantity Surveys

  The Contractor shall conduct the surveys for any periods for which progress payments are requested. The Contractor will make the computations based on these surveys. All surveys accomplished by the Contractor shall be conducted under the direction of the Contracting Officer, unless the Contracting Officer waives this requirement for each specific instance. The Contractor shall also perform an electronic sweep of all improvement dredging areas and furnish the sweep data to the Contracting Officer.

  Additional Government and Contractor surveys shall be performed as specified in section 02482 DREDGING for cell cap thickness and coverage determination.

1.5.4  Field Notes

  Promptly upon completing a survey, the Contractor shall furnish the originals of all field notes and all other records relating to the survey to the Contracting Officer, who shall use them as necessary to determine the amount of progress payments. The Contractor shall retain copies of all such material furnished to the Contracting Officer.

1.6  FINAL EXAMINATION AND ACCEPTANCE

1.6.1  Final Examination

  As soon as practicable after the completion of the entire work and after examination by the Contractor using electronic sweep equipment for full coverage of the entire work area, the work will be thoroughly examined by the Contracting Officer. Examinations by the Contracting officer will be

                             SECTION 01050  Page 4

BOSTON HARBOR NAVIGATION IMPROVEMENT AND BERTH DREDGING PROJECT

     made at the expense of the Government by soundings or full coverage electronic sweeping operations, or both, as determined by the Contracting Officer. Should any shoals or other lack of contract depth be disclosed by this examination, the Contractor shall remove these shoals by dredging, at the contract rate, or by otherwise removing the shoals, as directed by the Contracting Officer. The Contractor or his authorized representative will be notified if and when soundings and/or sweeps are to be made. One individual will be allowed to accompany the survey party during the final examination survey(s). When the area is found to be satisfactorily cleared, it will be accepted finally. Should more than one final examination survey of an area be required, the cost of all additional surveys of that area will be deducted from amounts due or to become due the Contractor. These survey costs will be based upon a rate of $2,400.00 per day for each day in which the Contracting Officer survey plant is engaged in sounding or sweeping operations, and/or is en route to or from the site, or held at or near the site for such operations.

   1.6.2     Final Acceptance

     Final acceptance of the whole or any part of the work, and the deductions or corrections of deductions made thereon will not be reopened after having once been made, except on evidence of collusion, fraud, or obvious error.


   1.7  TIDE GAGES/STAFFS/CHARTS

     Contractor shall set a minimum of two standard tide boards within site of the dredge operator. Tide board elevations will be set to proper elevations by surveying using only previously established vertical datum issued by the U.S. Army Corps of Engineers. All tide boards will be set to the correct Corps of Engineers reference datum for this project. Tide boards shall be maintained for the duration of the dredging project. Current and tide charts for the area(s) being dredged for the duration of the project shall be submitted by the Contractor and shall be available on site.

   PART 2 PRODUCTIONS (NOT USED)

   PART 3 EXECUTION (NOT USED)

          -- End of Section --

                             SECTION 01050 Page 5

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT


                           SECTION TABLE OF CONTENTS

                      DIVISION 01 - GENERAL REQUIREMENTS

                                 SECTION 01130

                           ENVIRONMENTAL PROTECTION


PART 1  GENERAL

  1.1   REFERENCES
  1.2   DEFINITIONS
  1.3   SUBMITTALS
  1.4   ENVIRONMENTAL PROTECTION REQUIREMENTS
    1.4.1   Protection of Features
    1.4.2   Permits
    1.4.3   Special Environmental Requirements
      1.4.3.1  Independent Observer (I/O)
      1.4.3.2  Fisheries Observer
      1.4.3.3  Marine Mammal Observer
    1.4.4   Environmental Assessment of Contract Deviations
  1.5   ENVIRONMENTAL PROTECTION PLAN
    1.5.1   List of Federal, State, and Local Laws and Regulations
    1.5.2   Spill Control Plan
    1.5.3   Contaminant Prevention Plan
    1.5.4   Environmental Monitoring
    1.5.5   Protection of Fish and Wildlife Resources

PART 2  PRODUCTS (NOT USED)

PART 3  EXECUTION

  3.1   SPECIAL ENVIRONMENTAL PROTECTION REQUIREMENTS
    3.1.1   Commercial Borrow
    3.1.2   Disposal of Solid Wastes
    3.1.3   Disposal of Contractor Generated Hazardous Wastes
    3.1.4   Fuels and Lubricants
  3.2   HISTORICAL, ARCHAEOLOGICAL, AND CULTURAL RESOURCES
    3.2.1      Discovered Historic, Archaeological, and Cultural Resources
  3.3   PROTECTION OF WATER RESOURCES
  3.4   PROTECTION OF AIR RESOURCES
    3.4.1      Particulates
  3.5   INSPECTION
  3.6   MAINTENANCE OF POLLUTION CONTROL FACILITIES
  3.7   TRAINING OF CONTRACTOR PERSONNEL

 --End of Section Table of Contents--

                    SECTION TABLE OF CONTENTS 01130 PAGE 1

BOSTON HARBOR NAVIGATION IMPROVEMENT AND BERTH DREDGING PROJECT

                                 SECTION 01130

                           ENVIRONMENTAL PROTECTION


PART 1  GENERAL

1.1 REFERENCES

  The publications listed below form a part of this specification to the extent referenced. The publications are referred to in the text by basic designation only.

      CODE OF FEDERAL REGULATIONS (CFR)

  40 CFR 261                      Identification and listing of Hazardous Waste

      ENGINEERING MANUALS (EM)

  EM 385-1-1                      (1996) U.S. Army Corps of Engineers Safety and
                                  Health Requirements Manual

1.2  DEFINITIONS

  Environmental pollution and damage is defined as the presence of chemical, physical, or biological elements or agents that adversely affect human health or welfare; unfavorably alter ecological balances of plant or animal communities; or degrade the environment from an aesthetic, cultural or historic perspective. Environmental protection is the prevention/control of pollution and habitat disruption that may occur during construction. The control of environmental pollution and damage requires consideration of air, water, land. biological and cultural resources; and includes management of visual aesthetics; noise; solid, chemical, gaseous, and liquid waste; radiant energy and radioactive materials; and other pollution.

1.3  SUBMITTALS

  Government approval is required for submittals with a "GA" designation; submittals having an "FIO" designation are for information only. The following shall be submitted in accordance with Section 01300 SUBMITTAL
  PROCEDURES:

     SD-01 Data

  Fish Startle Equipment and Sonar; GA, E reviewer.

  Submit for review and approval sufficient data showing compliance with specification requirements.

     SD-08 Statements

  Fisheries Observer; GA, E reviewer.

  Submit for review and approval the name and qualifications of the Fisheries Observer. Prevent evidence that the Fisheries Observer is acceptable to the Massachusetts Division of Marine Fisheries and the National Marine Fisheries Service.

     SD-08 Statements

  Marine Mammal Observer; GA, E reviewer.

                             SECTION 01130 Page 1

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT


  Submit for review and approval the name and qualifications of the Marine Mammal Observer. Present evidence that the Marine Mammal Observer meets the qualifications as specified in the "Conditions Recommended be the National Marine Fisheries Service for Projects Funded or Undertaken by the Corps of Engineers that Include Disposal of Dredged Material at the Corps of Engineers that Include Disposal of Dredged Material at the Massachusetts Bay Disposal Site" attached at the end of this section.

1.4       ENVIRONMENTAL PROTECTION REQUIREMENTS

  The Contractor shall comply with all applicable Federal, State, and local laws, regulations and permits. The Contractor shall provide environmental protective measures and procedures to prevent and control pollution, limit habitat disruption, and correct environmental damage that occurs during construction

1.4.1     Protection of Features

  The Contractor shall protect all environmental features indicated in permits and in these contract documents in spite of interference which their preservation may cause to the Contractor's work under the contract.

1.4.2     Permits

  This section supplements the Contractor's responsibility under the contract clause PERMITS AND RESPONSIBILITIES to the extent that the Government has already obtained the listed environmental permits issued for the Boston Harbor Navigation Improvement Project. A Water Quality Certification (WQC) issued by the Massachusetts Department of Environmental Protection; Coastal Zone Consistency Determination; U.S. Army Corps of Engineers permits (to be added by an amendment to this solicitation); MEPA; Ch 91 (Pending); and various "Order of Conditions" issued by the Boston, Everett, Revere, and Chelsea Conservation Commissions have been obtained for this project. The Contractor shall comply with permit terms and conditions that are applicable to this contract. Such applicable terms and conditions have been extracted from the permits and are specified in the various sections of these specifications and on the contract drawings. The above referenced documents shall not be relied on for contract requirements. In the event a discrepancy is discovered between the reference documents and these specifications or the contract drawings, the Contracting Officer will rely on permit requirements and conditions to resolve perceived conflicts. Copies of the WQC and various "Order of Conditions" issued by the Boston Conservation Commission and other affected communities obtained for this project are included at the end of this section for reference only.

1.4.3     Special Environmental Requirements

  The Contractor shall comply with the special environmental requirements included below. These special environmental requirements are an outgrowth of environmental commitments made by the Government during the project development.

1.4.3.1   Independent Observer (I/O)

  The Government will provide the services of an Independent Observer (I/O). The I/O will be responsible for reporting project activities to the Executive Office of Environmental Affairs and a Technical Advisory Committee. Funding of the I/O will be the Government's responsibility, The Contractor shall coordinate and discuss his work operations with the Contracting Officer on a daily basis who will coordinate and discuss those operations with the I/O. The Contractor shall provide the I/O with transportation to and from the dredge(s) and access to materials and equipment necessary in the performance of his duties.

1.4.3.2   Fisheries Observer

                             SECTION 01130 Page 2

BOSTON HARBOR NAVIGATION IMPROVEMENT AND BERTH DREDGING PROJECT

   The Contractor shall provide the services of a Fisheries Observer with qualifications acceptable to the Massachusetts Division of Marine Fisheries and the National Marine Fisheries Service. The Fisheries Observer will be responsible for prohibiting blasting operations during the passage of schools of fish and other duties as specified, including performing marine mammal observer duties in the absence of the Marine Mammal Observer. Funding of the Fisheries Observer shall be the Contractor's responsibility. The Fisheries Observer shall be approved by the Contracting Officer. The Contractor shall provide sonar equipment and fish startle equipment for the exclusive use of the Fisheries Observer for performing dredging operations at the specific locations and time periods specified in Section 02482 DREDGING.

       Sonar (hydroacoustic monitoring equipment) shall be a side-scan type, which can provide a low target recognition value, distance to fish, determine the direction the fish are traveling, and provide a record of the information collected on a tape or disk.

       Fish startle equipment shall be capable of deterring fish from the family Cupeidae (blueback herring, alewife) using high amplitude sound at specific
     --------
     frequencies. The equipment shall be similar or approved equal to Electronic Fish Startle System (EFSS) by Sonalysts, Inc., 215 Parkway North, Waterford, CT.

1.4.3.3   Marine Mammal Observer

   The Contractor shall provide the services of a Marine Mammal Observer with qualifications and duties as specified in the "Conditions Recommended by the National Marine Fisheries Service for Projects Funded or Undertaken by the Corps of Engineers that Include Disposal of Dredged Material at the Massachusetts Bay Disposal Site" attached at the end of this section. The Marine Mammal Observer will be responsible for prohibiting harassment of marine mammals and sea turtles during disposal operations. Funding of the Marine Mammal Observer shall be the Contractor's responsibility. The Marine Mammal Observer shall be approved by the Contracting Officer.

1.4.4     Environmental Assessment of Contract Deviations

   The contract specifications have been prepared to comply with the permit conditions and all special conditions and mitigation measures of an environmental nature which were established during the planning and development of this project. The Contractor is advised that deviations from the drawings or specifications (e.g., disposal areas, staging areas, alternate access routes, etc.) could result in the requirement for the Government to reanalyze the project from an environmental standpoint. Deviations from the construction methods and procedures indicated by the plans and specifications which may have an environmental impact will require a review, processing, and approval time by the Government. The Government reserves the right to disapprove alternate methods, even if they are more cost effective, if the Government determines that the proposed alternate method will have an adverse environmental impact or unreasonable delay.

1.5       ENVIRONMENTAL PROTECTION PLAN

   Within 20 calendar days of Notice of Award, the Contractor shall submit an Environmental Protection Plan for review and acceptance by the Contracting Officer. Acceptance is conditional and is predicated upon satisfactory performance during construction. The Contracting Officer reserves the right to require the Contractor to make changes in the Environmental Protection Plan or operations if the Government determines that environmental protection requirements are not being met. The plan shall detail the actions which the Contractor shall take to comply with all applicable Federal, State, and local laws, regulations and permits

                             SECTION 01130 Page 3

BOSTON HARBOR NAVIGATION IMPROVEMENT AND BERTH DREDGING PROJECT

   concerning environmental protection and pollution control and abatement, as well as the additional specific requirements of this contract. No physical work at the site shall begin prior to acceptance of the Contractor's plan. The environmental protection plan shall include, but not be limited to, the following:

1.5.1   List of Federal, State, and Local Laws and Regulations

   The Contractor shall provide as part of the Environmental Protection Plan a list of all Federal, State, and local environmental laws and regulations which apply to the construction operations under the contract.

1.5.2   Spill Control Plan

   The Contractor shall include as part of the environmental protection plan, a Spill Control Plan. The plan shall include the procedures, instructions, and reports to be used in the event of an unforeseen spill of a substance regulated by the Emergency Response and Community Right-to-Know Act or regulated under State or local laws or regulations. The Spill Control Plan supplements the requirements of EM 385-1-1, and shall also conform to requirements located in SECTION 01135 WATER QUALITY MONITORING. This plan shall include as a minimum:

       a. The name of the individual who will be responsible for implementing and supervising the containment and cleanup.

       b. Training requirements for Contractor's personnel and methods of accomplishing the training.

       c. A list of materials and equipment to be immediately available at the job site, tailored to cleanup work of the potential hazard(s) identified. The list shall include an emergency fuel boom to be stored on site for deployment in the event of any water spillage cause by any equipment

       d. The names and locations of suppliers of containment materials and locations of additional fuel oil recovery, cleanup, restoration, and material-placement equipment available in case of an unforeseen spill emergency.

       e. The methods and procedures to be used for expeditious contaminant containment and cleanup.

       f. The name of the individual who will report any spills or hazardous substance releases and who will follow up with complete documentation. This individual shall immediately notify the Contracting Officer in addition to the legally required Federal, State, and local reporting channels (including the National Reponse Center 1-800-424-8802) if a reportable quantity spill occurs. The plan shall contain a list of the required reporting channels and telephone numbers.

1.5.3   Contaminant Prevention Plan

   As a part of the Environmental Protection Plan, the Contractor shall prepare a contaminant prevention statement identifying potentially hazardous substances to be used on the job site and intended actions to prevent accidental or intentional introduction of such materials into the air, water, or ground. The Contractor shall detail provisions to be taken to meet Federal, State, and local laws and regulations regarding the storage and handling of these materials.

1.5.4   Environmental Monitoring

   The Contractor shall include in the plan the details of environmental monitoring requirements under the applicable laws, regulations and permits,

                             SECTION 01130 Page 4

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

   as specified in these specifications, and a description of how this monitoring will be accomplished. See also Section 01135 WATER QUALITY MONITORING AND CONTROL.

1.5.5   Protection of Fish and Wildlife Resources

   The Contractor shall prepare and submit a "Fish Detection and Protection Plan" and a "Marine Mammal Protection Plan" as part of the Environmental Protection Plan. The plans shall include the names and qualifications of the designated observers, as well as specific details regarding protection of fish and wildlife resources during the work, including the type of fish deterrent system that will be used. If at any time during the implementation of the project, a significant fish kill or significant water quality problem occurs, and can be attributed to the project, all site activities impacting the water shall follow the Contractor's approved contingency plan, as discussed in Section 01135 WATER QUALITY MONITORING AND CONTROL, or shall cease until the source of the problem is identified. Adequate mitigating measures shall be followed as outlined in the contingency plan or upon discussion with the appropriate state and local agencies. The Contractor shall also comply with all aspects of the "Legal Requirements for operation of any vessel around North Atlantic Right Whales;" and other requirements relative to the protection of marine mammals attached at the end of this section. See also section 02491 UNDERWATER DRILLING AND BLASTING for additional requirements for the protection of fish and wildlife to be included in the plans.

PART 2  PRODUCTS (NOT USED)

PART 3  EXECUTION

3.1  SPECIAL ENVIRONMENTAL PROTECTION REQUIREMENTS

3.1.1   Commercial Borrow

   Prior to bringing commercially obtained borrow material onsite, the Contractor shall provide the Contracting Officer with the location of the pit or pits, the names of the owners and operators, and the types and estimated quantities of materials to be obtained from each source. Additional capping material requirements are included in Section 02482 DREDGING.

3.1.2   Disposal of Solid Wastes

   Solid waste is rubbish, floating and bottom debris, waste materials, garbage, and other discarded solid materials (excluding hazardous waste as defined in following paragraphs). Solid waste shall be placed in containers and disposed on a regular schedule. All handling and disposal shall be conducted in such a way as to prevent spillage and contamination. The Contractor shall transport all solid waste off Government property and dispose in compliance with Federal, State, and local requirements and permits. The Contractor shall submit to the Contracting Officer a "Solid Waste Management Plan" or "Debris Management Plan" as part of the Environmental Protection Plan. Additional requirements for debris management to be included in the plan are located in Sections 01135 WATER QUALITY MONITORING AND CONTROL and 02482 DREDGING

3.1.3   Disposal of Contractor Generated Hazardous Wastes

   Hazardous wastes are hazardous substances as defined in 40 CFR 261, or as defined by applicable State and local regulations. Hazardous waste generated by construction activities shall be removed from the work area and be disposed in compliance with Federal, State, local requirements and permits. The Contractor shall segregate hazardous waste from other materials and wastes, and shall protect it from the weather by placing it in a safe covered location; precautionary measures against accidental

                             SECTION 01130 Page 5

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

  spillage such as berming or other appropriate measures shall be taken. Hazardous waste shall be removed from Government property within 60 days. Hazardous waste shall not be dumped onto the ground, into storm sewers or open water courses, or into the sanitary sewer system.

3.1.4   Fuels and Lubricants

  Fueling and lubrication of equipment and motor vehicles shall be conducted in a manner that affords the maximum protection against spills and evaporation. Daily inspections of fuel and lubrication systems shall be made for leakage. All leakage discovered by the inspection shall be repaired outside of the resource area and the established buffer zone. Lubricants and waste oil to be discarded shall be stored in marked corrosion-resistant containers and recycled or disposed in accordance with Federal, State, and local laws, regulations, and permits.

3.2     HISTORICAL, ARCHAEOLOGICAL, AND CULTURAL RESOURCES

3.2.1   Discovered Historic, Archaeological, and Cultural Resources

  If during construction activities, items are observed that may have historic or archaeological value (e.g., Native American human remains or associated objects are discovered), such observations shall be reported immediately to the Contracting Officer so that the appropriate authorities may be notified and a determination made as to their significance and what, if any, special disposition of the finds should be made. The Contractor shall cease all activities that may result in impact to or the destruction of these resources. The Contractor shall prevent his employees from trespassing on, removing, or otherwise disturbing such resources.

3.3     PROTECTION OF WATER RESOURCES

  The Contractor shall keep construction activities under surveillance, management, and control to avoid pollution of surface and ground waters.

3.4     PROTECTION OF AIR RESOURCES

  Special management techniques as set out below shall be implemented to control air pollution by the construction activities. These techniques supplement the requirements of Federal, State, and local laws and regulations; and the safety requirements under this Contract. If any of the following techniques conflict with the requirements of Federal, State, or local laws or regulations, or safety requirements under this contract, then those requirements) shall be followed in lieu of the following.shall be followed in lieu of the following.

3.4.1   Particulates

  Airborne particulates, including dust particles, from construction activities and processing and preparation of materials shall be controlled at all times, including weekends, holidays, and hours when work is not in progress. The Contractor shall maintain all excavations, stockpiles, haul roads, plant sites, disposal sites, borrow areas, and all other work areas free from airborne dust which would cause a hazard or nuisance.

3.5     INSPECTION

  If the Contracting Officer notifies the Contractor in writing of any observed noncompliance with contract requirements or Federal, State, or local laws, regulations, or permits, the Contractor shall inform the Contracting Officer of proposed corrective action and take such action to correct the noncompliance. If the Contractor fails to comply promptly, the Contracting Officer may issue an order stopping all or part of the work until satisfactory corrective action is taken. No time extensions will be granted or costs or damages allowed to the Contractor for any such suspension.

                             SECTION 01130 Page 6

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT


3.6  MAINTENANCE OF POLLUTION CONTROL FACILITIES

  The Contractor shall maintain all constructed pollution control facilities and portable pollution control devices for the duration of the contract or for the length of time construction activities create the particular pollutant.

3.7  TRAINING OF CONTRACTOR PERSONNEL

  Contractor personnel shall be trained in environmental protection and pollution control. The Contractor shall conduct environmental protection/pollution control meetings for all Contractor personnel monthly. The training and meeting agenda shall include methods of detecting and avoiding pollution, familiarization with pollution standards, both statutory and contractual, installation and care of facilities (vegetative cover, etc.), and instruments required for monitoring purposes to ensure adequate and continuous environmental protection/pollution control. Anticipated hazardous or toxic chemicals or wastes, and other regulated contaminants, shall also be discussed. Other items to be discussed shall include recognition and protection of archaeological sites and artifacts.

                                END OF SECTION

                             SECTION 01130  Page 7

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

                                  ATTACHMENTS

 BOSTON HARBOR FISHERIES (AND MARINE MAMMAL) OBSERVER CRITERIA

 The fisheries observer should have an educational background in marine biology, general experience aboard dredges, and hands on field experience with Massachusetts marine fish species. A person who does not have a college degree in marine biology or related field may be qualified as an observer if s/he has field experience with fisheries, sonar, and fish startle systems..

     1. Education: College degrees (B.S. or higher) in marine biology or related field.

     2.   Field Experience and Equivalents:

               a. Documented field research focused on Massachusetts marine fish species or its habitat OR has worked at least two years on a commercial fishing vessel identifying and locating at least two of the following fish species, rainbow smelt, alewife, blueback herring, menhaden, winter flounder, and striped bass, using sonar AND

               b. Has at least one month of work experience with a fish startle system.

     3. Dredge Experience; Experience in any capacity aboard dredges of the same type as those to be used in the proposed project, would be helpful.

     4.   Skill Set - Observers must be able to:

               a. identify the following six species; rainbow smelt (Osmerus mordax), alewife (Alosa pseudoharengus), blueback herring (Alosa
                            --------------------                     -----
          aestivailis), menhaden (Brevoortia tyrannus), winter flounder
          -----------             -------------------
          (Pseudoplenectes americanus), and striped bass (Morone saxatilis).
           --------------------------                     ----------------

               b. take standard field measurements (total length and weight or fish killed by blasting (i.e. floating at the surface), if more than a few dozen fish. If hundreds or thousands of fish are killed, then representative samples will be taken.

               c. run the fish startle system and observe and record the behavior of fish before and during use of the fish startle system.

               d. observe fish patterns and any marine mammals (such as harbor porpoises and seals) in the area, and advise dredge and disposal operators on the appropriate blast timing to avoid impacting these biological resources.

               e. provide a summary report of data collected on fish behavior, before and during the use of the fish startle system, results of fish killed (including species, length, and weight) during blasting, and observations of marine mammals to dredging and blasting operations.

                             SECTION 01130 Page 8

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

CONDITIONS RECOMMENDED BY THE NATIONAL MARINE FISHERIES SERVICE FOR PROJECTS FUNDED OR UNDERTAKEN BY THE CORPS OF ENGINEERS THAT INCLUDE DISPOSAL OF DREDGED MATERIAL AT THE MASSACHUSETTS BAY DISPOSAL SITE

                                March 27, 1997

(1) From February 1 through May 30 of any year, disposal vessels including tugs, barges, and scows transiting between the dredge site and the Massachusetts Bay Disposal Site shall operate at speeds not to exceed 5 knots after sunset, before sunrise, or in daylight conditions where visibility is less than one nautical mile. Disposal shall not proceed if these requirements cannot be met due to weather or sea conditions. In that regard, the vessel captain and/or contractor should be aware of predicted conditions before departing for the disposal site. The intent of this condition is to reduce the potential for vessel collisions with threatened and endangered species, including right whales.

(2) From February 1 through May 30 of any year, an approved marine observer (i.e., meeting the attached National Marine Fisheries Service (NMFS) criteria on observer qualifications, including the specified skill sets for sea turtles and whales) must be present aboard disposal vessel transiting between the dredge site and the Massachusetts Bay Disposal Site during daylight hours. When threatened or endangered species are observed to be present, the vessel captain shall, except when precluded by safety considerations, follow the advice of the marine mammal observer to avoid harassment of or direct impact to individual animals. The observer shall fully complete a separate Corps of Engineers marine mammal observation report for every sighting and shall ensure that this report is received by the Corps New England District, Environmental Resources Section (fax number (978) 318-8560) and The Regulatory Compliance Branch (fax number
(978) 318-8303) within one week of the trip date. The observer shall maintain contact with the NMFS (Habitat and Protected Resource Division, phone number
(508) 281-9328) and other recognized experts to provide and receive information regarding the presence and distribution of threatened and endangered species in Massachusetts Bay. All right whale sightings (including location) shall be reported to Ms. Pat Genior at NMFS Woods Hole (telephone number (508) 495-2264) at the end of the day. The intent of this condition is to reduce the potential for vessel collisions with threatened and endangered species, including right whales, and to minimize potential impacts of dredged material disposal on threatened and endangered species.

Marine mammal observers shall use the following guidelines to minimize conflicts with threatened or endangered species:

(a) A marine mammal observer shall be posted on lookout at all times during daylight hours when disposal vessels have left the harbor and are underway or at the disposal site.

(b) Disposal vessels shall not approach threatened or endangered species closer that 100 feet (see additional condition below for approaching right whales).

(c) Disposal vessels shall adhere to the attached NMFS regulations for approaching right whales, 50 CFR Part 222.32, which restrict approaches within 500 yards of a right whale and specify avoidance measures for vessels that encounter right whales.

(d) If threatened or endangered species are sighted within 500 feet from the disposal point, dredged material shall not be released. In this case, the vessel captain may elect to wait until the animals move away from the disposal point prior to disposal, or, subject to the judgement of the observer, may dispose at an authorized alternative disposal location under the same restrictions noted herein for disposal at the primary disposal

                             SECTION 01130 Page 9

BOSTON HARBOR NAVIGATION IMPROVEMENT AND BERTH DREDGING PROJECT

  location.

  (e) If threatened or endangered species are sighted between 500 feet and 1500 feet from the disposal point, the observer shall note the animal's behavior, relative position, and direction and speed of movement to determine if release of dredged material is likely to harass or endanger the animals. For example, whales actively feeding at or near the disposal point are more likely that resting whales to interact with released sediments. If the observer judges that disposal is likely to harass or endanger the animals, the observer shall inform the vessel captain and disposal shall be delayed until the animals change their behavior or move away such that the observer judges that no danger to the animals will result from disposal.

  OBSERVER CREDENTIALS

  Certain credentials and experience might indicate an observer has the skills listed below. Ideally, the applicant will have an educational background in marine biology, general experience aboard dredges, and hands on field experience with the species of concern.

  A person who does not have a college degree in marine biology or a related field may be qualified as an observer if she/he has successfully completed an approved endangered species dredge observer training program (item 3a), and has twice the experience identified as necessary in items 2b, 3c, and 3d.

  1. EDUCATION: College degree (BS or higher) in marine biology or a related field, and

  2. DREDGE/FLOAT EXPERIENCE:

  a) For shortnose sturgeon or sea turtle observers: Work for a minimum or one week in any capacity aboard dredges of the same type as those to be used in the proposed project, or

  b) For large whale observers: Work for a minimum of two months as a naturalist or wildlife guide aboard an active whale watch vessel or other vessel primarily engaged in the observation of large whales in the wild, and

  3. FIELD EXPERIENCE AND EQUIVALENTS

  a) Successful completion of an approved endangered species dredge observer training course, or

  b) Documented field research focused on the species or its habitat, or

  c) Work for a minimum of four months as an endangered species observer-in-training aboard dredges that have interacted with the species in question, or

  d) Active involvement for a minimum of one year in organized responses to protected species stranding events where sea turtles and marine mammals are identified and handles.

  Note: If dredge operations are likely to interact with more than one group of protected species, the observer must demonstrate that he/she has all of the respective skill sets.

  4. SKILLS SETS

  a) Observers must be able to identify sea turtle species.

  b) Observers must be able to advise dredge operators on the appropriate maneuvering to avoid harassing or impacting sea turtles.

                             SECTION 01130 Page 10

BOSTON HARBOR NAVIGATION IMPROVEMENT AND BERTH DREDGING PROJECT

     c) Observers must be able to indentify endangered whale species that may be encountered during project operations.

     d) Observers must be able to discern whale behaviors, such as milling, traveling, and feeding.

     e) Observers must be able to demonstrate knowledge of individually distinctive markings on humpback and right whale for indentification purposes.


                             SECTION 01130 Page 11

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT



  I. Legal Requirements for operation of any vessel around North Atlantic Right Whales:

  50 CFR Parts 217 and 222
  222.32 Approaching North Atlantic Right Whales

  (a) Prohibitions. Except as provided under paragraph (c) of this section, it is unlawful for any person subject to the jurisdiction of the United States to commit, attempt to commit, to solicit another to commit, or cause to be committed any of the following acts:

  (1) Approach (including by interception) within 500 yards (460m) of a right whale by vessel, aircraft, or any other means;

  (2) Fail to undertake required right whale avoidance measures specified under paragraph (b) of this section.

  (b) Right Whale Avoidance Measures. Except as provided under paragraph (c) of this section, the following avoidance measures must be taken if within 500 yards (460m) of a right whale:

  (1) If underway, a vessel must steer a course away from the right whale, and immediately leave the area at a slow safe speed;

  (2) An aircraft must take a course away from the right whale, and immediately leave the area at a constant air speed.

  (c) Exceptions. The following exceptions apply to this section, but any person who claims the applicability of an exception has the burden of proving that the exception is applicable:

  (1) Paragraph (a) and (b) of this section do not apply if a right whale approach is authorized by NMFS through a permit issued under subpart C (Endangered Fish or Wildlife Permits) of this part or through a similar authorization.

  (2) Paragraph (a) and (b) of this section do not apply where compliance would create an imminent and serious threat to a person, vessel, or aircraft

  (3) Paragraph (a) and (b) of this section do not apply when approaching to investigate a right whale entanglement or injury, or to assist in the disentanglement or rescue of a right whale.

  (4) Paragraphs (a) and (b) of this section do not apply to an aircraft unless the aircraft is conducting whale watch activities or is being operated for that purpose.

  (5) Paragraph (b) of this section does not apply to the extent that a vessel is restricted in her ability to maneuver, and because of the restriction, cannot comply with paragraph (b) of this section.

  II. Requirements on operation around any large whale or sea turtle for purposes of ocean disposal at the Massachusetts Bay Disposal Site:

  (a) Operational restrictions.

  (1) Disposal operators must not approach within 500 yards (460m) of any large whale or 100 yards of any sea turtle with a vessel;

  (2) Disposal operators must follow the avoidance measures described below:

  (b) Avoidance Measures. Except as provided under paragraph (c) of this section, the following avoidance measure must be taken if within 500 yards

                             SECTION 01130 Page 12

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

     (460m) of any large whale or 100 yards of any sea turtle:

     (1) If underway, a vessel must steer a course away from the whale or sea turtle, and immediately leave the area at a slow safe speed;

     (c) Exceptions. The following exceptions apply to this section, but any person who claims the applicability of an exception has the burden of proving that the exception is applicable:

     (1) These requirements do no apply where compliance would create an imminent and serious threat to a person or vessel.

     (2) These requirements do not apply when approaching to investigate a right whale entanglement or injury, or to assist in the disentanglement or rescue of a right whale, provided that permission is received from NMFS or a NMFS designee prior to the approach.

     (3) Paragraph (b) of this section does not apply to the extent that a vessel is restricted in her ability to maneuver (as defined in 72 COLREGS 33 CFR), and because of the restriction, cannot comply with paragraph (b) of this section.

     III. REQUIREMENTS FOR RELEASE OF DREDGED MATERIAL AT THE MASSACHUSETTS BAY DISPOSAL SITE:

     If threatened or endangered species of any kind (including whales and sea turtles) are sighted within 500 yards from the disposal point, operators must wait for the animals to leave the area or must use an alternative disposal point specified by the Corps of Engineers (NAE) within the boundary of the designated disposal site. If threatened or endangered species of any kind are sighted between 500 and 1500 yards from the disposal point, the observer shall note animals behavior, relative position, and direction and speed of movement to determine if release of dredged material is likely to harass or endanger the animals. For example, whale actively feeding at or near the disposal point are more likely than resting whales to interact with released sediments. If the observer judges that disposal is likely to harass or endanger the animals, the observer shall inform the vessel caption. Disposal shall be delayed until the animals change their behavior or move away such that the observer judges that no danger to the animals will result from disposal. In the event that behavior and direction of movement is unpredictable, operators should use the alternative approved disposal point. In the presence of right whales, the most protective operational measure is advised.

     IV. OTHER RESPONSIBILITIES OF VESSEL OPERATOR/ONBOARD OBSERVER (AS APPROPRIATE):

     (a) The observer is responsible for contacting NMFS early warning network for the most recent information on whale movements and locations prior to departure for the disposal site to check for the presence of whales.

     (b) The observer shall report all whale sightings, noting location, to the early warning network at the end of the day. The point of contact is Pat Gerrior, NMFS-Woods Hole, (508) 495-2264. The World Wide Web site is http://whale.wheelock.edu/whalenet-stuff/rw_intro.html.

                             SECTION 01130 Page 13

                      AMENDED WATER QUALITY CERTIFICATION

              BOSTON HARBOR NAVIGATION IMPROVEMENT AND BERTH DREDGING PROJECT

     PROJECT DESCRIPTION
               Federal Channels                          page  2
                    Existing conditions                  page  4
                    Sediment quality                     page  4
               In-channel disposal                       page  5
               Army Base Berths                          page  8
               Conley Terminal Berths                    page 10
               Distrigas Berth                           page 12
               Medford Street Terminal                   page 14
               Moran Terminal                            page 16
               Mystic Terminal Pier 1                    page 18
               Mystic Terminal Piers 2, 49, and 50       page 20
               North Jetty Terminal                      page 22
               Prolerized of New England Berth           page 24

          TECHNICAL ADVISORY COMMITTEE                   page 26
          List of Commenters                             page 26

          CONDITIONS
               A.   General                              page 28
               B.   Regarding Disposal into Cells        page 33
               C.   Cap Placement and Integrity          page 34
               D.   Recolonization of Cap                page 37
               E.   Water Column Monitoring: Disposal    page 38
               F.   Water Column Monitoring: Dredging    page 42
               G.   Water Column Monitoring: Baseline    page 42
               H.   Protection of Fisheries              page 43
               I.   Alternative Technology               page 43

Berth locations
     Mystic River: Distrigas, Medford St. Terminal, Moran Terminal, Prolerized Chelsea River: (none)
     Inner Confluence: Mystic Terminal Pier 1, 2, 49, 50
     Reserved Channel: Army Base, Conley Terminal
     Main Ship Channel: North Jetty Terminal

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

                           SECTION TABLE OF CONTENTS

                       DIVISION 01 - GENERAL REQUIREMENTS

                                 SECTION 01135

                     WATER QUALITY MONITORING AND CONTROL

PART 1    GENERAL

   1.1    SUBMITTALS
   1.2    RELATED WORK SPECIFIED ELSEWHERE
   1.3    GENERAL
   1.4    COORDINATION MEETING
   1.5    DIVISION OF RESPONSIBILITIES
     1.5.1   Monitoring Data
     1.5.2   Contract Administration Actions
   1.6    ADMINISTRATIVE REPORTING REQUIREMENTS
     1.6.1   Recommendations for Changes
     1.6.2   Monitoring Data and Reports (36 Hour)
     1.6.3   Monitoring Report for Each Monitoring Event
     1.6.4   Summary Tables
     1.6.5   Summary Report
   1.7    LABORATORY CERTIFICATION
     1.7.1   Laboratory Chemical Analyses
     1.7.2   Laboratory Biological Tests
     1.7.3   Laboratory Detection Limits
   1.8    CONTINGENCY PLAN

PART 2    PRODUCTS (NOT USED)

PART 3    EXECUTION

   3.1    DREDGING REQUIREMENTS
     3.1.1   Environmental Clamshell Bucket
     3.1.2   Environmental Bucket Control
     3.1.3   Debris Management Plan
       3.1.3.1   Release of Oily Material
       3.1.3.2   Discharge of Sediment
       3.1.3.3   Communication During Discharge
     3.1.4   Equivalent Alternative Dredging Technology
   3.2    WATER COLUMN MONITORING - BASELINE
   3.3    WATER COLUMN MONITORING - DREDGING OF DISPOSAL CELLS
   3.4    WATER COLUMN MONITORING - DISPOSAL OPERATIONS
     3.4.1   Plume Location Equipment
     3.4.2   Special Monitoring for Mystic River Federal Channel
       3.4.2.1   Construction Events and Frequency of Sampling
       3.4.2.2   Depth of Sample
       3.4.2.3   Location of Plume Samples
       3.4.2.4   Location of Reference Samples
       3.4.2.5   Time of Sampling:
       3.4.2.6   Reporting 36 Hour Data
       3.4.2.7   Plume Cross Sectional Figure
       3.4.2.8   Dissolved Oxygen Measurements
     3.4.3   Special Monitoring for the Chelsea River Federal Channel
     3.4.4   Monitoring for TSS and Turbidity
     3.4.5   Monitoring of Material from Berths
       3.4.5.1   Bioassays of Material from Mystic River and Berths
       3.4.5.2   Bioassays Protocols
     3.4.6   Bioaccumulation of Metals
     3.4.7   Plan Views of the Post-Disposal Plume
   3.5    EXCEEDENCES OF WATER QUALITY CRITERIA
     3.5.1   Acute and Chronic Water Quality in the Mixing Zone

                    SECTION TABLE OF CONTENTS 01135 PAGE 1

BOSTON HARBOR NAVIGATION IMPROVEMENT AND BERTH DREDGING PROJECT

     3.5.2 Exceedences of Water Quality Standards Attributable to Project Activities

     3.5.3     Repeat Samples

     3.5.4     Implementation of Contingency Plan - Acute Water Quality Criteria

     3.5.5     Implementation of Contingency Plan - Chronic Water Quality
               Criteria

     3.5.6     Exceedance of Total Suspended Solids (TSS) Criteria

     --   End of Section Table of Contents   --


                    SECTION TABLE OF CONTENTS 01135 PAGE 2

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT


                                 SECTION 01135

                     WATER QUALITY MONITORING AND CONTROL

PART 1  GENERAL

1.1    SUBMITTALS

   Government approval is required for submittals with a "GA" designation; submittals having an "FIO" designation are for information only. The following shall be submitted in accordance with Section 01300 SUBMITTAL
   PROCEDURES:

       SD-01 Data

   Water Quality Monitoring Requirements Plan; GA, E reviewer.

   The details of water quality monitoring requirements under this section and a description of how this monitoring will be accomplished shall be submitted to the Contracting Officer for approval. The submittal shall include a sample collection plan, a field positioning plan, a lab analysis plan, sample transportation and turn around times, a listing of monitoring personal and their qualifications, chain of custody requirements, and sample data summary sheets.

       SD-08 Statements

   Laboratory Certification; GA, E reviewer.

   Submit statements that the laboratory contracted for the chemical analyses specified in this section is certified by the Massachusetts Department of Environmental Protection for wastewater analysis of the metals of concern and PCBs. Alternative documentation of proficiency may be submitted for approval.

       SD-09 Reports

   Monitoring Data and Reports; GA, E reviewer.

   Monitoring data and reports shall be submitted to the Contracting Officer and others as specified.

       SD-01 Data

   Contingency Plan; FIO, C reviewer.

   The Contractor shall submit a contingency plan as specified in this section and required by the Water Quality Certificate attached at the end of Section 01130 ENVIRONMENTAL PROTECTION. The Plan shall address mitigation measures to be taken if acute water quality criteria are exceeded.

   Environmental Bucket Performance Data; GA, E reviewer.

   Submit demonstrated capability of the environmental bucket to meet the specified suspended solids and turbidity performance standards.

1.2    RELATED WORK SPECIFIED ELSEWHERE

   a. Additional requirements relative to water quality monitoring and testing including submittal of a Debris Management Plan, Bathymetry Surveys, and Cap Thickness and Coverage Determination are specified in Section 02482 DREDGING.

                             SECTION 01135  Page 1

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

     b. Additional requirements relative to water quality monitoring and testing including protection of finfish and marine mammals are specified in
     Section 02491 UNDERWATER DRILLING AND BLASTING.

1.3       GENERAL

     Water Quality Certification and other permit requirements for this contract have been extracted from the Certification and other permits and are specified in this and other sections of these specifications. The Water Quality Certification (WQC) issued by the Massachusetts Department of Environmental Protection, U.S. Army Corps of Engineers, and various "Order of Conditions" issued by the Boston, Everett, Revere, and Chelsea Conservation Commissions have been obtained and are attached at the end of
     Section 01130 ENVIRONMENTAL PROTECTION for information purposes only. The referenced documents shall not be relied on for contract requirements. In the event a discrepancy is discovered between the reference documents and these specifications or the contract drawings, the Contractor shall notify the Contracting Officer for clarification. The Contracting Officer will rely on permit requirements and the Orders of Conditions to resolve perceived conflicts.

1.4       COORDINATION MEETING

     The Contractor shall meet with representatives of the Commonwealth of Massachusetts Department of Environmental Protection and other regulatory agencies, prior to undertaking field work, to review the conditions of the Water Quality Certification, which are specified in these specifications. At a minimum, attendees will include the Corps of Engineer's project manager and Contracting Officer, the Massport project manager, the construction contractor's project manager, the Independent Observer, the monitoring project manager, and all other Contractor staff who will hold a supervisory position in the field. The purpose of this meeting is to provide the opportunity for regulatory and project staff responsible for the project to clarify project requirements relative to Water Quality Certification conditions.

1.5       DIVISION OF RESPONSIBILITIES

1.5.1   Monitoring Data

     The Contractor shall be responsible for all monitoring data and reports which include physical, chemical, and biological tests during dredging and disposal operations, as specified in this section. Items of work required by the Water Quality Certificate and not specified in this or other sections of these specifications will be performed by others.

1.5.2   Contract Administration Actions

     Except as otherwise specified in this section, the Government will be responsible for contract administration actions relative to water quality monitoring. The Government will direct the implementing mitigation measures found in the contingency plan if acute water quality criteria are exceeded. The contingency plan is a submittal requirement of this section.

1.6       ADMINISTRATIVE REPORTING REQUIREMENTS

1.6.1   Recommendations for Changes

     The Contractor may initiate recommendations for changes to the Water Quality Certification (WQC) or other permit requirements specified in this and other sections of these specifications. Such recommendations shall be submitted in writing to the contracting Officer, who will coordinate the request. Massport and the Corps will coordinate the change request with the Massachusetts Department of Environmental Protection (DEP) and other agencies as appropriate.

                             SECTION 01135 Page 2

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

1.6.2     Monitoring Data and Reports (36 Hour)

     The Contractor shall forward all 36 hour monitoring data and reports referenced in this section, via fax and in electronic form, to Deborah Hadden, Massachusetts Port Authority, Logan Office Center, One Harborside Drive, Suite 200 South Boston, MA 02128, Voice: (617) 946-4426, FAX: (617)
     946-4422, E:Mail: dhadden@massport.com and Catherine Demos, US Army Corps of Engineers, New England District 696 Virginia Road, Concord, Massachusetts 01742-2751, Voice: (781) 647-8231, FAX: (781) 647-8560,
     E:Mail: CATHERINE.J.DEMOS@usace.army.mil, as well as those listed below:.

       a. All 36 hour monitoring data and reports shall be forwarded to the Department of Envrionmental Protection; attention Judith Perry and Steven Lipman, 1 Winter Street, Boston, MA 02108; to Deerin Babb-Brott, CZM, 100 Cambridge St., Boston, 02202; and to the Independent Observer, Steve Wolf, ENSR, 36 Nagog Park, Acton, MA 01720. Samples shall be taken to an analytical laboratory at the end of each sampling day. Data required within 36 hours of receipt of the samples by the analytical laboratory shall be FAXed to the same individuals at DEP at 617-292-5696; CZM at 617-727-2754; and at ENSR at 508-635-9180; or made available electronically.

       b. The 36 hour monitoring data shall be made available to DEP, CZM, and to other members of the project's Technical Advisory Committee in electronic form (disk or e-mail) or through World Wide Web access and updated on a weekly basis.

1.6.3     Monitoring Report for Each Monitoring Event

     Within 7 business days of each monitoring event a monitoring report shall be transmitted to Deborah Hadden, Massachusetts Port Authority, Logan Office Center, One Harborside Drive, Suite 200 South Boston, MA 02128,
     Voice: (617) 946-4426, FAX: (617) 946-4422, E:Mail:
     dhadden@massport.com; and Catherine Demos, US Army Corps of Engineers, New England District 696 Virginia Road, Concord, Massachusetts 01742-2751,
     Voice:  (978) 318-8231, FAX: (978) 318-8560, E-Mail:
     CATHERINE.J.DEMOS@usace.army.mil. The report and comments made by the Contracting Officer will be returned to the Contractor with 2 business days. The Contractor shall resolve all comments made by the Contracting Officer and deliver the final report back to Deborah Hadden and Catherine Demos, and to the Massachusetts Department of Environmental Protection and CZM and ENSR addresses noted above within 1 business day. The report shall include: date; time and tide; time of sample collection; time that disposal occurred; sample locations shown on a plan of reasonable scale; depth of sample; laboratory report of analytical results for contaminants including appropriate QA/QC test results for blanks; duplicates; spikes; and matrix spikes. The source of the barge-load of sediment shall also be acknowledged in the monitoring report for all disposal events.

1.6.4     Summary Tables

     Summary tables of all data for each monitoring event shall be provided with each monitoring report. The tables shall be designed to allow easy comparison of:

       a. All parameters measured at a given site and at a given time together with the appropriate reference site values, and

       b. Individual parameters at a given site over all time for the event together with reference site values.

1.6.5     Summary Report

     A summary report shall be prepared at the completion of all work and

                             SECTION 01135 Page 3

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

  submitted to the Contracting Officer within 30 days of the capping of the final cell. The report shall present, in concise form, the operational methods for dredging and disposal, and project impacts as determined by monitoring data. The origin of the last barge load of sediment placed in each cell shall be documented and provided to the Contracting Officer with the final project report.

1.7   LABORATORY CERTIFICATION

1.7.1   Laboratory Chemical Analyses

  The laboratory to perform the chemical analyses specified in this section shall be certified by the Massachusetts Department of Environmental Protection for wastewater analysis of the metals of concern and PCBs. Alternative documentation of proficiency may be submitted to the Contracting Officer for approval.

1.7.2  Laboratory Biological Tests

  The laboratory to perform the biological tests (bioassays) specified in this Section shall adhere to approved EPA test protocols in all respects, including demonstration of species sensitivity to reference toxicants, and attainment of required endpoints for control bioassays. Failure to adhere to approved EPA test protocols as determined by the Massachusetts Department of Environmental Protection, in consultation with EPA, shall invalidate the test and a repeat test(s) shall be run.

1.7.3  Laboratory Detection Limits

  The laboratory detection limits for the analyses specified in this section shall be sufficiently low to provide reliable data at the following chronic water quality criteria for dissolved metals, total recoverable mercury and PCB aroclors (ug/1) (from the Massachusetts Surface Water Quality Standards): arsenic 36, cadmium 9.2, chromium (VI) 50, copper 2.4, lead 8.1, nickel 8.2, zinc 81, total recoverable mercury .025, PCB aroclors .030. It shall be the responsibility of the Contractor to ensure that the contract laboratory provides evidence/data indicating that the laboratory can provide clean sampling and handling techniques, that the analytical methods used (for example, EPA 1600 series) shall include a preconcentration step using gold amalgamation for mercury or equivalent and a chelate (APDC-DDDC) preconcentration step or equivalent for other metals, as well as that contract personnel obtain sufficient sample in order to achieve good data at the necessary low detection limits to meet these requirements.

1.8  CONTINGENCY PLAN

  The Contractor shall prepare and submit to the Contracting Officer a contingency plan which outlines measures to be taken if water quality criteria for the parameter(s) of concern and the TSS are exceeded. This contingency plan must be approved by the Corps of Engineers in coordination with Massport, and the Massachusetts Department of Environmental Protection (MADEP) prior to the start of construction. The plan shall include materials and equipment that will be available to the Contractor during the duration of this contract, such as sorbet booms, silt curtains, flocculating agents, or other equipment. This plan may also include other techniques such as slowing the rate of disposal or disposal techniques such as direct placement via clamshell bucket or tremie tube. The Contractor may suggest to the Contracting Officer other contingency measures that will be acceptable to the Corps of Engineers. Include also contingency measures to be activated in the event of a significant fish kill attributed to the project.

PART 2 PRODUCTS (NOT USED)


                             SECTION 01135 Page 4

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

PART 3    EXECUTION

3.1  DREDGING REQUIREMENTS

3.1.1     Environmental Clamshell Bucket

  Dredging of all soft surface sediments in the Mystic and Chelsea Rivers, the Inner Confluence and the Reserved Channel Federal channels and in the associated non-federal project berth areas shall be done using a closed environmental clamshell bucket, such as the CableArm bucket, or approved equal. The dredge bucket shall be designed to completely enclose the dredged sediment and water captured. The bucket shall not have teeth. (This is to prevent the bucket from digging into the hard parent material.) The bucket shall be equipped with escape valves which shut when the bucket is withdrawn from the water column. The environmental dredge bucket shall have demonstrated the capability of meeting the following water quality performance standards;

     a. Suspended solids shall not exceed 25 mg/1 over background at 25 m (75 ft) from operation when ambient levels are lower than 100 mg/1.

     b. Turbidity shall not exceed ambient levels by more than 30% at 25 m (75 ft) from operation.

3.1.2     Environmental Bucket Control

  The Contractor shall demonstrate that for Maintenance dredging the dredge operator has sufficient control over bucket depth in the water and bucket closure so that sediment re-suspension from bucket contact with the bottom and due to bucket over-filling can be minimized.

3.1.3     Debris Management Plan

  The Contractor shall follow an approved Debris Management Plan. See SECTION 01130 ENVIRONMENTAL PROTECTION for plan submittal requirements. Where pilings or other debris is found to interfere with environmental bucket closure or equipment operation, a conventional clamshell bucket may be used to extract the pilings/debris. Abandoned piles shall be cut or broken off rather than extracted. Sediment removal during such activity shall be minimized to the greatest extent practicable. Berths adjacent to pile structures include but are not limited to Conley berths 11-17, Moran Terminal, Mystic Pier 1 and Berths 49 and 50, and North Jetty. Historic pilings or debris may exist at other project sites.

3.1.3.1   Release of Oily Material

  All oily material released during dredging or other project activity shall be promptly collected and disposed at a licensed facility.

3.1.3.2   Discharge of Sediment

  All barges used shall be in good operating condition and shall contain the sediment and water placed in it so that minimal discharge of sediment or water occurs until the barge has been transported to the authorized disposal location(s). Deck barges shall not be used to contain channel or berth dredged sediments unless the barge has been modified to provide for complete containment of the sediments.

3.1.3.3   Communication During Discharge

  The Contractor shall provide the sampling and monitoring crew with a signal acceptable to both parties indicating when the dumping of sediment from the barge begins. This is essential since monitoring events are timed relative to the dumping event.

BOSTON HARBOR NAVIGATION IMPROVEMENT AND BERTH DREDGING PROJECT

3.1.4   Equivalent Alternative Dredging Technology

  Alternatives to the Environmental Clamshell Bucket technology for the removal of soft material will not be considered under this contract. However, the Contractor may submit a "Value Engineering Change Proposal" under the terms and conditions of contract clause "VALUE ENGINEERING -- CONSTRUCTION (MAR
  1998)--ALTERNATE I (APR 1984), following contract award, See Section 00700, Contract Clauses.

3.2  WATER COLUMN MONITORING - BASELINE

  Baseline water column data was collected under a previous contract. Data collected was for the recommended analyses including: dissolved metals (arsenic, cadmium, copper, chromium, lead, mercury, nickel, zinc,) and PCBs, as well as TSS and dissolved oxygen (D.0). The data was collected from a plume generated by a ship in the Inner Confluence. Relevant results were included in a written report for "Sample Event #3" prepared by the U.S. Army Corps of Engineers Environmental Laboratory, Hubbardston, MA. The report is available for review as specified in paragraph "Existing Reports and Historical Data" of
  Section 02482 DREDGING.

3.3  WATER COLUMN MONITORING - DREDGING OF DISPOSAL CELLS

  Spatial and temporal distribution of the sediment plume shall be documented (See paragraph WATER COLUMN MONITORING - DISPOSAL OPERATIONS below) under conditions of slack tide and maximum tidal current within the first month of dredging surface maintenance material from the cell(s). Dredging shall have been on-going for at least two hours and dredge cycle time shall be recorded and reported for this period. Documentation for each tidal condition shall include:

     a. A plan view figure (similar to Figure 3.5, Appendix F, FEIR/S attached at the end of this section) depicting contours of turbidity or light transmittance values over an area encompassing the dredging activity and extending a minimum of 300 feet upcurrent and 1000 feet downcurrent and 200 feet laterally from the dredging activity; depths depicted shall be mid water column and within three feet of the bottom;

     b. A figure in cross section depicting contours of turbidity or light transmittance along a line 300 feet downcurrent of the dredging activity and perpendicular to the general current direction extending 200 feet laterally from the dredging activity; full depth of the water column shall be represented.

     c. The documentation shall be reported as specified above in paragraph "Monitoring Report for Each Monitoring Event."

3.4  WATER COLUMN MONITORING - DISPOSAL OPERATIONS

3.4.1   Plume Location Equipment

  Plume location equipment, for example a transmissometer, shall be used to ensure that all downcurrent samples are located within the maximum density (lateral dimension only) of a sediment plume. The instrumentation used to locate the plume shall be capable of providing real-time display and data capture of light transmittance or turbidity as a depth profile. Measurements shall be of sufficient spatial and temporal coverage such that the following requirements can be met:

     a. A plan view figure (similar to figure 3.5, Appendix F, FEIR/S)attached at the end of this section) can be generated depicting contours of turbidity or light transmittance values over an area extending a minimum of 300 feet upcurrent and 1000 feet downcurrent and 200 feet laterally from the project activity at a specified depth;

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

          b. A figure in cross-section can be generated depicting contours of turbidity or light transmittance along a line 300 feet downcurrent of the project activity and perpendicular to the general current direction extending 200 feet laterally from the project activity. The full depth of the water column shall be represented.

3.4.2     Special Monitoring for Mystic River Federal Channel

     Water column sampling and analysis for total PCBs, dissolved copper, cadmium, lead, total mercury and TSS (total suspended solids) shall be conducted when soft surface sediments from Mystic River Federal channel are disposed in-channel disposal cells, as follows:

3.4.2.1   Construction Events and Frequency of Sampling

     This requirement shall apply to disposal activity at the first cell(s) filled with Mystic River soft surface sediments, and to the first three disposal events in each tributary in which more than 3000 cy of Mystic River sediments are disposed per tidal cycle.

          a. Monitoring at the first cell shall occur during two days in the first week that disposal occurs in the cell. Monitoring shall also occur during three days that disposal occurs once the cell is at least 50 percent filled to its design capacity. A record of the number of scow loads and the volume of each shall be included with the monitoring reports required by this section.

          b. In order to allow the Contractor to safely monitor disposal events, this requirement shall apply to one disposal event (or series of events if more than one disposal event occurs in a given tidal cycle) per day. When disposal events occur during both high tide periods in a day, the Contractor shall monitor the event associated with the most favorable weather and light conditions.

3.4.2.2   Depth of Sample

     All samples (including reference samples) shall be obtained from within 3 feet of the harbor bottom outside the cell and from the mid-water column. These samples shall be combined. Alternatively, a depth integrated composite sample may be obtained from the same depths.

3.4.2.3   Location of Plume Samples

     Plume samples shall be obtained 300 feet downcurrent from the cell. Distances shall be measured from the closest boundary of the cell.

          NOTE: For all water column samples required by this specification,
          ----
          downcurrent and upcurrent shall be determined relative to the bottom current direction, as indicated for the specific tide time on NOAA Tidal Charts for Boston Harbor.

3.4.2.4   Location of Reference Samples

     Reference samples shall be obtained to represent local background water conditions outside the affect of sediment disposal events. Acceptable locations for reference samples include:

          a. A point 1000 feet upcurrent (with respect to bottom current direction) of an active disposal cell, and

          b. A point 300 ft downcurrent from the disposal cell prior to disposal, provided there has been no dredging at the cell for 12 hours and that no disposal into the cell (or into an upcurrent adjacent cell) occurred on the same tidal cycle. Other locations may be approved by the Contracting Officer in coordination with the Massachusetts

                             SECTION 01135 Page 7

BOSTON HARBOR NAVIGATION IMPROVEMENT AND BERTH DREDGING PROJECT

     Department of Environmental Protection upon request.

3.4.2.5   Time of Sampling:

     a.   At 0.5 and 1.0 Hours Post Disposal:

  Plume samples shall be obtained 0.5 hours and 1.0 hours after the disposal event. Location of samples must be 300 feet downcurrent as specified; however, time maybe modified slightly in order to meet the requirement to obtain the sample from the plume. If multiple dumps will occur on any one tidal cycle, timing for the plume sample shall be measured from the last dump. These samples shall be analyzed separately and will be used for determining whether acute criteria are met. One reference sample shall be obtained prior to disposal and analyzed for comparison to the 0.5 and 1.0 hour plume samples.

     b.   At 4 to 6 Hours Post Disposal:

  Two or more additional plume samples shall be collected one hour apart during the period four to six hours after disposal, and a single composite sample prepared for analysis. This sample represents the average disposal plume for the period up to twelve hours after disposal. Tidal conditions are expected to be approximately slack low. Two upcurrent reference samples shall be obtained during the 4 to 6 hour post-disposal period and combined for one analysis. These samples will be used to determine whether chronic criteria are met.

3.4.2.6   Reporting 36 Hour Data

  The resulting monitoring data shall be reported as specified above in paragraph "ADMINISTRATIVE REPORTING REQUIREMENTS" within 36 hours from the time the analytical laboratory receives the samples. If the 36 hour deadline occurs after 5 pm or during the weekend, the data may be reported by 9 AM the following business day. Failure to meet this requirement may result in a Stop Work Order from the Contracting Officer. The Contractor shall report the data on a form similar in detail to that attached at the end of this section.

3.4.2.7   Plume Cross Sectional Figure

  A cross sectional figure of the plume at 300 ft down current from the cell shall be generated with the plume location equipment as specified in paragraph "Plume Location Equipment", above, immediately following the collection of the
  1.0 hour plume sample for each monitoring event.

3.4.2.8   Dissolved Oxygen Measurements

  A series of at least three dissolved oxygen measurements shall be made with real time instrumentation at all locations, depts and times specified above.

3.4.3     Special Monitoring for the Chelsea River Federal Channel

  Water column sampling and analysis as described above shall also be conducted during five (5) days of disposal occurring in cell(s) in the Chelsea River.

3.4.4     Monitoring for TSS and Turbidity

  Monitoring for TSS and turbidity is required during the first week of in-channel disposal into a cell. Sampling shall occur during three days. Requirements for sample locations, timing, depth, reporting and cross-section figure are as described above in paragraph "Special Monitoring for Mystic River Federal Channel."

                             SECTION 01135  Page 8

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

3.4.5  Monitoring of Material from Berths

     Monitoring as specified above shall also be conducted when sediment from Prolerized, Distrigas, and Mystic Terminal Berths 2, 49 and 50 comprises more than 50% of the materials in a large load disposed in harbor bottom cells. Samples shall be analyzed for dissolved chromium, arsenic, nickel, zinc, and total mercury as well as dissolved copper, cadmium, lead, total PCBs, TSS and D.O.

3.4.5.1   Bioassays of Material from Mystic River and Berths

     Bioassays shall be conducted to monitor (1) disposal of Mystic River sediments, and (2) disposal of sediment from Prolerized, Distrigas, and Mystic Terminal Berths 2, 49 and 50. Water Samples shall be obtained on one day during the first two days of Monitoring for normal disposal operations as required in paragraph "Special Monitoring for Mystic River Federal Channel" and "Monitoring of Material from Berths" above. The tests shall be run using a composite of two (or more) water samples collected one hour apart at a location 300 ft downcurrent from the cell during the period four to six hours following disposal. Water samples from the appropriate reference sites shall be tested likewise.

3.4.5.2   Bioassay Protocols

     Two bioassays shall be conducted on each required sample as follows. The sea urchin fertilization test shall be conducted according to EPA protocols for chronic end point(s). Likewise the seven-day (Mysidopsis bahia)
                                                       ----------------
     (shimp) test shall be conducted according to EPA protocols for chronic end points. The purpose of this requirement is to assess the biological effects of a combination of pollutants which may be present; water quality criteria alone do not address this factor. In addition, where chemical criteria are exceeded and biological tests indicate no adverse effect, the Massachusetts Department of Environmental Protection will consider the biological test results as more significant in determining whether any operational mitigation measures are to be required.

3.4.6     Bioaccumulation of Metals

     Bioaccumulation of metals arsenic, cadmium, lead, and mercury (As, Cd, Pb, Hg,) and organics (PCBs, PAHs,) shall be assessed in blue mussels (Mytilus
                                                                        -------
     edulis) in Boston Harbor using MWRA protocols for deployment and analysis
     ------
     of contaminants (as approved by EPA). The MWRA's reference station at Central Wharf shall be used. (Timing of this test may be coordinated with reference site). This test shall be conducted during the first six months of the project. At a minimum, caged mussels shall be deployed for at least 60 days at four sites at mid water column depth approximately 1000 ft from the area occupied by all the disposal cells, as follows: two sites beyond the most southerly disposal cell in the Inner Confluence and two sites upstream of the most upstream cell in the Mystic River. The details of this task shall be provided in advance to the Contracting Officer for review and approval. The purpose of this requirement is to determine longer term impacts to biological resources within a likely zone of impact from the project than can be determined with chemical analysis of water samples alone.

3.4.7     Plan Views of the Post-Disposal Plume

     During the first month of disposal activity, plan views of the post-disposal plume shall be generated using the plume tracking equipment described in paragraph, "Plume Location Equipment" above. Such plan views shall be provided showing areal extent of the plumes at the water surface, at mid-water column and within a foot of the bottom. Date shall be gathered between one and two hours following a disposal event on five occasions. This documentation shall be provided as specified above in

                             SECTION 01135 Page 9

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

  paragraph "ADMINISTRATIVE REPORTING REQUIREMENTS."

3.5       EXCEEDENCES OF WATER QUALITY CRITERIA

3.5.1     Acute and Chronic Water Quality in the Mixing Zone

  The mixing zone for dredging and disposal of project sediments shall be 300 feet downcurrent from the activity. At this point, both acute and chronic water quality criteria * shall be met. Acute criteria shall be met within the mixing zone at all times. Monitoring for water column contaminants is detailed in paragraphs "WATER COLUMN MONITORING - DISPOSAL OPERATIONS" and "WATER COLUMN MONITORING - DREDGING OF DISPOSAL CELLS" above and the requirements are designed to allow the Massachusetts Department of Environmental Protection to determine whether water quality standards and criteria are being met;

     * Acute criteria are defined as the one hour average concentration which should not be exceeded more than once every three years on average; chronic criteria are defined as the 4 day average concentration which should not be exceeded more than once every three years, except that the PCB chronic criterion is a 24 hour limit of exposure.

3.5.2     Exceedences of Water Quality Standards Attributable to Project
Activities

  Exceedences of contaminant Water Quality Standards shall be attributed to project activities when the sample concentration obtained down-current from the project activity exceeds the particular standard and the sample concentration is at least 30% higher than the appropriate reference sample concentration. In the case of dissolved oxygen, real time measurements of D.O. shall be used and failure to meet water quality standards shall be deemed evident when there is a statistical difference at the 95% confidence interval between the down-current sample mean and the appropriate reference sample mean.

3.5.3     Repeat Samples

  If water samples collected at the edge of the mixing zone fail to meet water quality standards and this effect is attributed to project activities as specified above, repeat samples shall be obtained under similar conditions within 24 hours after the laboratory obtains the results of the first set of samples. The repeat samples shall be analyzed for the parameter(s) of concern and for TSS. Verification that the samples were obtained within the sediment plume or that there was no plume shall be provided (see paragraph "Need for Continued Monitoring" above). The analytical data shall be submitted as specified above in paragraph, "Monitoring Data and Reports" within 36 hours after the sample is received by the laboratory.

3.5.4     Implementation of Contingency Plan - Acute Water Quality Criteria

  If two consecutive water samples collected in accordance with paragraph, "Repeat Samples" above fail to meet acute water quality criteria as specified in paragraph, "Exceedences of Water Quality Standards Attributable to Project Activities" above, the Contractor shall take the following actions designed to limit such exceedences: the mitigation measures included in the contingency plan, as pre-approved by the Contracting Officer in coordination with the Massachusetts Department of Environmental Protection, shall be immediately implemented or all disposal activities shall cease in the affected work area until an alternative proposal is provided to and approved, which shall then be immediately implemented.

3.5.5     Implementation of Contingency Plan - Chronic Water Quality Criteria

                            SECTION 01135  Page 10

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

  If two consecutive water samples collected in accordance with paragraph, "Repeat Samples" above fail to meet chronic water quality criteria as specified in paragraph, "Exceedences of Water Quality Standards Attributable to Project Activities" above, then the following action shall be implemented: work may continue provided chronic bioassay tests as specified in paragraph "Bioassays of Material from Mystic River and Berths" above are undertaken within 48 hours, or the Contracting Officer receives proposed mitigation measures within 48 hours and mitigation measures approved by the Contracting Officer are implemented within 48 hours of the approval. Such measures may include operational controls such as reductions in dredge production rate, silt curtain containment of the disposal cell or activity, and/or other mitigation measures to be determined by the Contracting Officer in consultation with the Massachusetts Department of Environmental Protection. The Contracting Officer in coordination with the Massachusetts Department of Environmental Protection will require water column testing to establish the effectiveness of any operational controls implemented.

3.5.6     Exceedance of Total Suspended Solids (TSS) Criteria

  If TSS exceeds the performance goal of 200 mg/1 at 500 ft downcurrent of the disposal cell, the Contracting Officer in coordination with the Massachusetts Department of Environmental Protection will evaluate the significance of the TSS data and determine the requirements for additional mitigation.

          -- End of Section --

                             SECTION 01135 Page 11

       BOSTON HARBOR NAVIGATION IMPROVEMENT AND BERTH DREDGING PROJECT
                  WATER QUALITY CERTIFICATION TRANSMITTAL NO.

                         DISPOSAL OPERATION MONITORING




Dredged Material Location:                       In-Channel Disposal Location:
-------------------------                        ----------------------------
Date:                                            Weather:
Time of Disposal Event:                          High Tide/Low Tide:
Other events/comments:


------------------------------------------------------------------------------------------------------------------------------------
                         Lapsed      Time      Position     Position      Depth of      Tide(ft)     Turbidity      TSS       DO
                          Time                   (X)          (Y)          Sample                      Range       (mg/l)   (mg/l)
                        (hours)                                             (ft)                       (NTU)
------------------------------------------------------------------------------------------------------------------------------------
Performance goal                                                                                                    200
------------------------------------------------------------------------------------------------------------------------------------
Location
------------------------------------------------------------------------------------------------------------------------------------
1000* up (reference)
------------------------------------------------------------------------------------------------------------------------------------
300* down                0.50
------------------------------------------------------------------------------------------------------------------------------------
300* down                1.00
------------------------------------------------------------------------------------------------------------------------------------
1000* up (reference)     composite
------------------------------------------------------------------------------------------------------------------------------------
300* down                4-6
                         composite
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                         Lapsed      Total     Mercury      Cadmium       Lead      Copper     Arsenic     Nickel    Zinc   Chromium
                          Time       PCBs      (ug/l)       (ug/l)       (ug/l)     (ug/l)     (ug/l)*     (ug/l)*  (ug/l)* (ug/l)*
                        (hours)     (ug/l)
------------------------------------------------------------------------------------------------------------------------------------
Acute Criterion                                 1.8            4.2         210        2.4         69         74       90      1100
------------------------------------------------------------------------------------------------------------------------------------
Chronic Citeria                                0.025           9.2         8.1        2.4         36        8.2       81       50
------------------------------------------------------------------------------------------------------------------------------------
Location
------------------------------------------------------------------------------------------------------------------------------------
1000* up (reference)
------------------------------------------------------------------------------------------------------------------------------------
300* down                0.50
------------------------------------------------------------------------------------------------------------------------------------
300* down                1.00
------------------------------------------------------------------------------------------------------------------------------------
1000* up (reference)     composite
------------------------------------------------------------------------------------------------------------------------------------
300* down                4-6
                         composite
------------------------------------------------------------------------------------------------------------------------------------

* For barges containing more than 50% of Prolerized, Distrigas, and/or Mystic Terminal Berths 2, 49, 50 material.

                              [MAP APPEARS HERE]




     Figure 3.5  Maximum mixing zone (greater than 42 mg/L) for TSS based on a typical multiple instantaneous release scenario (DS3000 [~6000yd/3/day]) at the Inner Confluence disposal site

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

                           SECTION TABLE OF CONTENTS

                      DIVISION 01 - GENERAL REQUIREMENTS

                                 SECTION 01300

                             SUBMITTAL PROCEDURES

PART 1  GENERAL

  1.1  SUBMITTAL IDENTIFICATION
  1.2  SUBMITTAL CLASSIFICATION
    1.2.1   Government Approved
    1.2.2   Information Only
  1.3   APPROVED SUBMITTALS
  1.4   DISAPPROVED SUBMITTALS
  1.5   WITHHOLDING OF PAYMENT

PART 2  PRODUCTS (Not Applicable)

PART 3  EXECUTION

  3.1   GENERAL
  3.2   SUBMITTAL REGISTER (ENG FORM 4288)
  3.3   SCHEDULING
  3.4   TRANSMITTAL FORM (ENG FORM 4025)
  3.5   SUBMITTAL PROCEDURE
    3.5.1   Procedures
      3.5.1.1  Construction/Operations Division ("C" Reviewer)
      3.5.1.2  Engineering/Planning Division ("E" Reviewer)
      3.5.1.3  Safety Office ("S" Reviewer)
      3.5.1.4  Information on Submittal Status
    3.5.2   Transmittal Procedure (ENG FORM 4025)
  3.6   DEVIATIONS
    3.6.1   Substitutions
      3.6.1.1  Basis of Contract
      3.6.1.2  Consideration of Substitutions
      3.6.1.3  Representation
      3.6.1.4  Implied Substitutions
      3.6.1.5  Approval
      3.6.1.6  Notification of Acceptance or Rejection
  3.7   CONTROL OF SUBMITTALS
  3.7   Deviations
  3.8   CONTROL OF SUBMITTALS
  3.9   GOVERNMENT APPROVED SUBMITTALS
  3.10  INFORMATION ONLY SUBMITTALS
  3.11  STAMPS

-- End of Section Table of Contents --

                    SECTION TABLE OF CONTENTS 01300 PAGE 1

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

                                 SECTION 01300

                             SUBMITTAL PROCEDURES

PART 1  GENERAL

1.1  SUBMITTAL IDENTIFICATION

  Submittals required are identified by SD numbers as follows:

     SD-01 Data

     SD-04 Drawings

     SD-06 Instructions

     SD-07 Schedules

     SD-08 Statements

     SD-09 Reports

     SD-13 Certificates

     SD-14 Samples

     SD-18 Records

     SD-19 Operation and Maintenance Manuals

1.2  SUBMITTAL CLASSIFICATION

  Submittals are identified with submittal description (SD) numbers and are classified as follows:

1.2.1   Government Approved

  Governmental approval is required for extensions of design, critical materials, deviations, equipment whose compatibility with the entire system must be checked, and other items as designated by the Contracting Officer. Within the terms of the Contract Clause entitled "Specifications and Drawings for Construction," they are considered to be "shop drawings."

1.2.2   Information Only

  All submittals not requiring Government approval will be for information only. They are not considered to be "shop drawings" within the terms of the Contract Clause referred to above.

1.3     APPROVED SUBMITTALS

  The Contracting Officer's approval of submittals shall not be construed as a complete check, but will indicate only that the general method of construction, materials, detailing and other information are satisfactory. Approval will not relieve the Contractor of the responsibility for any error which may exist, as the Contractor under the CQC requirements of this contract is responsible for dimensions, the design of adequate connections and details, and the satisfactory construction of all work. After submittals have been approved by the Contracting Officer, no resubmittal for the purpose of substituting materials or equipment will be considered unless accompanied by an explanation of why a substitution is necessary.

1.4  DISAPPROVED SUBMITTALS

                             SECTION 01300 Page 1

BOSTON HARBOR NAVIGATION IMPROVEMENT AND BERTH DREDGING PROJECT

     The Contractor shall make all corrections required by the Contracting Officer and promptly furnish a corrected submittal in the form and number of copies specified for the initial submittal. If the Contractor considers any correction indicated on the submittals to constitute a change to the contract, a notice in accordance with the Contract Clause "Changes" shall be given promptly to the Contracting Officer.

1.5     WITHHOLDING OF PAYMENT

     Payment for materials incorporated in the work will not be made if required approvals have not been obtained.

PART 2  PRODUCTS (Not Applicable)

PART 3  EXECUTION

3.1  GENERAL

     The Contractor shall make submittals as required by the specifications. The Contracting Officer may request submittals in addition to those specified when deemed necessary to adequately describe the work covered in the respective sections. Units of weights and measures used on all submittals shall be the same as those used in the contract drawings. Each submittal shall be complete and in sufficient detail to allow ready determination of compliance with contract requirements. Prior to submittal, all items shall be checked and approved by the Contractor's Quality Control (CQC) representative and each item shall be stamped, signed, and dated by the CQC representative indicating action taken. Proposed deviations from the contract requirements shall be clearly identified. Submittals shall include items such as: Contractor's, manufacturer's, or fabricator's drawings; descriptive literature including (but not limited to) catalog cuts, diagrams, operating charts or curves; test reports; test cylinders; samples; O&M manuals (including parts list); certifications; warranties; and other such required submittals. Submittals requiring Government approval shall be scheduled and made prior to the acquisition of the material of equipment covered thereby. Samples remaining upon completion of the work shall be picked up and disposed of in accordance with manufacturer's Material Safety Data Sheets (MSDS) and in compliance with existing laws and regulations.

3.2    SUBMITTAL REGISTER (ENG FORM 4288)

     At the end of this section is one set of ENG Form 4288 listing items of equipment and materials for which submittals are required by the specifications; this list may not be all inclusive and additional submittals may be required. The Contractor will also be given the submittal register as a diskette containing the computerized ENG Form 4288 and instructions on the use of the diskette. Columns "d" through "q" have been completed by the Government; the Contractor shall complete columns "a" and "r" through "t" and submit the forms (hard copy plus associated electronic file) to the Contracting Officer for approval within 15 calendar days after Notice to Proceed. The Contractor shall keep this diskette up-to-date and shall submit it to the Government together with the monthly payment request. The approved submittal register will become the scheduling document and will be used to control submittals throughout the life of the contract. The submittal register and the progress schedules shall be coordinated.

3.3    SCHEDULING

     Submittals covering component items forming a system or items that are interrelated shall be scheduled to be coordinated and submitted concurrently. Certifications to be submitted with the pertinent drawings shall be so scheduled. Adequate time (a minimum of 21 calendar days

                            SECTION 01300  PAGE 2

BOSTON HARBOR NAVIGATION IMPROVEMENT AND BERTH DREDGING PROJECT

  exclusive of mailing time) shall be allowed and shown on the register for review and approval. No delay damages or time extensions will be allowed for time lost in late submittals.

3.4       TRANSMITTAL FORM (ENG FROM 4025)

  The sample transmittal form (ENG Form 4025) attached to this section shall be used for submitting both Government approved and information only submittals in accordance with the instructions on the reverse side of the form. These forms will be furnished to the Contractor. This form shall be properly completed by filling out all the heading blank spaces and identifying each item submitted. Special care shall be exercised to ensure proper listing of the specification paragraph and/or sheet number of the contract drawings pertinent to the data submitted for each item.

3.5       SUBMITTAL PROCEDURE

  Submittals shall be made as follows:

3.5.1     Procedures

  Submit six (6) copies of each submittal item with an attached ENG FORM 4025 Transmittal Form.

3.5.1.1   Construction/Operations Division ("C" Reviewer)

  A "C" in column "r" indicates that the submittal review action is by New England District (NAE) Construction/Operations Division. Send all such submittals to the project Resident or Area Engineer, as applicable.

3.5.1.2   Engineering/Planning Division ("E" Reviewer)

  An "E" on the attached submittal register, column "r" indicates that the submittal review action is by the New England District (NAE)
  Engineering/Planning Division. Send all such submittals to the U.S. Army Corps of Engineers, New England District 696 Virginia Road, Concord, Massachusetts 01742-2751.

3.5.1.3   Safety Office ("S" Reviewer)

  An "S" on the attached submittal register, column "r" indicates that the submittal review action is by the New England District (NAE) Safety Officer. Send all such submittals to the U.S. Army Corps of Engineers, New England District 696 Virginia Road, Concord, Massachusetts 01742-2751.

3.5.1.4   Information on Submittal Status

  All Contractor requests for current status of submittal reviews shall be made through the Resident Engineer.

3.5.2     Transmittal Procedure (ENG FORM 4025)

  Each copy of a submittal item shall have an attached transmittal ENG FORM 4025. In addition to the above, and commensurate with the submittal review process, as indicated below, separate information copies of ENG FORM 4025, only, (i.e., without enclosures) shall be forwarded by the Contractor directly to each of the following, as applicable:

          (a) Submittals reviewed by Resident Engineer ("C" reviewer): One copy each to the Area Engineer, and the Construction/Operations Division, NAE.

          (b) Submittals reviewed by Area Engineer ("C" reviewer): One copy each to the Resident Engineer, and the Construction/Operations Division, NAE.


                            SECTION 01300    Page 3

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

     (c)  Submittals reviewed by Engineering/Planning ("E reviewer") Division,
     NAB: One copy each to the Area Engineer, the Resident Engineer, and the Construction/Operations Division, NAE.

     (d) Submittals reviewed by Safety Office ("S reviewer"), NAE: One copy each to the Area Engineer, the Resident Engineer and the Construction Division, NAE.

     (e) Additional information copies for a submittal may be directed; these shall be to addresses indicated in specification section and concurrent with the submittal. Send Resident Engineer one copy of transmittal letters to the addressee.

3.6        DEVIATIONS

  For submittals which include proposed deviations requested by the Contractor, the column "variation" of ENG FORM 4025 shall be checked. The Contractor shall set forth in writing the reason for any deviations and annotate such deviations on the submittals. The Government reserves the right to rescind inadvertent approval of submittals containing unnoted deviations.

3.6.1     Substitutions

3.6.1.1   Basis of Contract

  The contract is based on the materials, equipment, and methods described in the contract documents.

3.6.1.2   Consideration of Substitutions

  The Contracting Officer will consider proposals for substitutions of materials, equipment, and methods only when such proposals are accompanied by full and complete technical data and all other information required by the Contracting Officer to evaluate the proposed substitution. Document each request with complete data substantiating compliance of proposed substitution with contract documents.

3.6.1.3   Representation

  Requests constitute a representation that the Contractor:

     a. Has investigated proposed product and determined that it meets or exceeds, in all respects, specified product.

     b. Will provide the same warranty for substitution as for specified product.

     c. Will coordinate installation and make other changes which may be required for work to be completed in all respects.

     d. Waives claims for additional costs which may subsequently become apparent due to substitution.

3.6.1.4   Implied Substitutions

  Substitutions will not be considered when they are indicated or implied on shop drawings or product data submittals without separate written request, or when acceptance will require substantial revision of contract documents.

3.6.1.5   Approval

  Do not substitute materials, equipment, or methods unless such substitution has been specifically approved in writing for this work by the Contracting Officer.

                             SECTION 01300 Page 4

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT


3.6.1.6    Notification of Acceptance or Rejection

  The Contracting Officer will determine acceptability of proposed substitutions, and will notify Contractor of acceptance or rejection in writing.

3.7  CONTROL OF SUBMITTALS

  The Contractor shall carefully control his procurement operations to ensure that each individual submittal is made on or before the Contractor scheduled submittal date shown on the approved "Submittal Register."

3.7  Deviations

  For submittals which include proposed deviations requested by the Contractor, the column "variation" of ENG Form 4025 shall be checked. The Contractor shall set forth in writing the reason for any deviations and annotate such deviations on the submittal. The Government reserves the right to rescind inadvertent approval of submittals containing unnoted deviations.

3.8  CONTROL OF SUBMITTALS

  The Contractor shall carefully control his procurement operations to ensure the each individual submittal is made on or before the Contractor scheduled submittal date shown on the "Submittal Register."

3.9  GOVERNMENT APPROVED SUBMITTALS

  Upon completion of review of submittals requiring Government approval, the submittals will be identified as having received approval by being so stamped and dated. Four copies of the submittal will be retained by the Contracting Officer and two copies of the submittal will be returned to the Contractor.

3.10 INFORMATION ONLY SUBMITTALS

  Normally submittals for information only will not be returned. Approval of the Contracting Officer is not required on information only submittals. The Government reserves the right to require the Contractor to resubmit any item found not to comply with the contract. This does not relieve the Contractor from the obligation to furnish material conforming to the plans and specifications; will not prevent the Contracting Officer from requiring removal and replacement of nonconforming material incorporated in the work; and does not relieve the Contractor of the requirement to furnish samples for testing by the Government laboratory or for check testing by the Government in those instances where the technical specifications so prescribe.

3.11 STAMPS

  Stamps used by the Contractor on the submittal data to certify that the submittal meets contract requirements shall be similar to the following:

                             SECTION 01300 Page 5

BOSTON HARBOR NAVIGATION IMPROVEMENT AND BERTH DREDGING PROJECT





________________________________________________________________________________
                                  CONTRACTOR

                                  (Firm Name)

____ Approved

____ Approved with corrections as noted on submittal data and/or attached sheets
(s).


SIGNATURE:____________________________________________________________

TITLE:________________________________________________________________

DATE:_________________________________________________________________

________________________________________________________________________________

    -- END OF SECTION --

                             SECTION 01300 Page 6

                              SUBMITTAL REGISTER

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                                                SUBMITTAL REGISTER
                                                  (ER415 1-10)
-------------------                -------------------------------------------------------------------------------------------------
TITLE AND LOCATION                                                         CONTRACTOR
BOSTON HARBOR NAVIGTION IMPROVMENT AND BERTH DREDGING PROJECT
------------------------------------------------------------------------------------------------------------------------------------
                                                                             TYPE OF SUBMITTAL                       CLASSI-
                                                                                                                    FICATION


                                                                       I                   C
   A                                                                   N                   E              O    I
   C                                                                   S         S         R              &    N       G
   T                                                                   T    S    T         T              M    F       O
   I                                                             D     R    C    A         I                   O       V A     R
   V       TRANS-    I     SPECIFICATION                         R     U    H    T    R    F    S    R    M    R       E P     E
   I       MITTAL    T       PARAGRAPH     DESCRITION OF         A     C    E    E    E    I    A    E    A    M       R P     V
   T         NO.     E         NUMBER      ITEM SUBMITTED        W     T    D    M    P    C    M    C    N    A       N R     I
   Y                 M                                      D    I     I    U    E    O    A    P    O    U    T O     M O     E
                                                            A    N     O    L    N    R    T    L    R    A    I N     E V     W
   N                 N                                      T    G     N    E    T    T    E    E    D    L    O L     N E     E
   O                 O                                      A    S     S    S    S    S    S    S    S    S    N Y     T D     R
   a.        b.      c.          d.               e.        f.   g.    h.   i.   j.   k.   l.   m.   n.   o.    p.     q.       r.
-----------------------------------------------------------------------------------------------------------------------------------
                           1.4.2.2        Progress Schedule                  X                                          X        C
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                                                                                                                   CONTRACT NO.
                                                                                                                   DACW 33-98-C-00
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CONTRACTOR                                                                                                     SPECIFICATION ACTION
                                                                                                                      01010
-----------------------------------------------------------------------------------------------------------------------------------
                 CONTRACTOR                             CONTRACTOR                                GOVERNMENT
               SCHEDULE DATES                             ACTION                                    ACTION
---------------------------------------------------------------------------------------------------------------


                                                                          SUBMIT
                   APPROVAL         MATERIAL                                TO
                    NEEDED           NEEDED                               GOVERN-
     SUBMIT           BY               BY                 DATE             MENT                     DATE           REMARKS
                                                  C                                         C
                                                  O                                         O
                                                  D                                         D
                                                  E                                         E
       s.             t.               u.         v.        w.              x.              y.       z                aa.
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
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HG FORM 4288, JUL 98                                   SPECSINTACT                                             PAGE 1 OF 8 PAGES

------------------------------------------------------------------------------------------------------------------------------------
                                      SUBMITTAL REGISTER
                                          (ER415 1-10)
------------------------------------------------------------------------------------------------------------------------------------
TITLE AND LOCATION
BOSTON HARBOR NAVIGATION IMPROVEMENT AND BERTH DREDGING PROJECT                                                         CONTRACTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    TYPE OF SUBMITTAL      CLASSI-
                                                                                                          FICATION
                                                                                  -------------------------------------

                                                                                 I           C
     A                                                                           N           E        O   I
     C                                                                           S     S     R        &   N     G
     T                                                                           T  S  T     T        M   F     O
     I                                                                           R  C  A     I            O     V  A   R
     V    TRANS-   I   SPECIFICATION                                         D   U  H  T  R  F  S  R  M   R     E  P   E
     I    MITTAL   T     PARAGRAPH         DESCRIPTION OF                    R   C  E  E  E  I  A  E  A   M     R  P   V
     T      NO.    E       NUMBER          ITEM SUBMITTED                    A   T  D  M  P  C  M  C  N   A     N  R   I
     Y             M                                                     D   W   I  U  E  O  A  P  O  U   T O   M  O   E
                                                                         A   I   O  L  N  R  T  L  R  A   I N   E  V   W
     N             N                                                     T   N   N  E  T  T  E  E  D  L   O L   N  E   E
     O             O                                                     A   G   S  S  S  S  S  S  S  S   N Y   T  D   R
     a.     b.     c.        d.                 e.                       f.  g.  h. i. j. k. l. m. n. o.   p.    q.    r.
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                       1.1              Weight Certificates              X                                        X    C
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
                                                                                               CONTRACT NO.
                                                                                               DACW33-98-C-00
------------------------------------------------------------------------------------------------------------------------------
CONTRACTOR                                                                                     SPECIFICATION SECTION
                                                                                                       01025
------------------------------------------------------------------------------------------------------------------------------
                         CONTRACTOR                        CONTRACTOR                       GOVERNMENT
                       SCHEDULE DATES                        ACTION                            ACTION
-------------------------------------------------------------------------------------------------------
                                                                   SUBMIT
                          APPROVAL  MATERIAL                         TO
                           NEEDED    NEEDED                        GOVERN-
     SUBMIT                  BY        BY         C        DATE     MENT           C           DATE            REMARKS
                                                  O                                O
                                                  D                                D
                                                  E                                E
       s.                    t.        u.         v.        w.       x.            y.           z.               aa.
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NG FORM 4288, JUL 98                                   SPECSINTACT                                           PAGE 2 OF 8 PAGES

                              SUBMITTAL REGISTER

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                                                        SUBMITTAL REGISTER
                                                           (ER 415 1-10)
-----------------------------------------------------------------------------------------------------------------------------------
TITLE AND LOCATION
BOSTON HARBOR NAVIGATION IMPROVEMENT AND BERTH DREDGING PROJECT
------------------------------------------------------------------------------------------------------------------------------------
                                                                         TYPE OF SUBMITTAL                        CLASSI-
                                                                                                                 FICATION
                                                                    ------------------------------------------------------

                                                                         I                   C
   A                                                                     N                   E             O    I
   C                                                                     S         S         R             &    N      G
   T                                                                     T    S    T         T             M    F      O
   I                                                                D    R    C    A         I                  O      V A    R
   V    TRANS-   I   SPECIFICATION                                  R    U    H    T    R    F   S    R    M    R      E P    E
   I    MITTAL   T     PARAGRAPH    DESCRIPTION OF                  A    C    E    E    E    I   A    E    A    M      R P    V
   T      NO.    E       NUMBER     ITEM SUBMITTED                  W    T    D    M    P    C   M    C    N    A      N R    I
   Y             M                                             D    I    I    U    E    O    A   P    O    U    T O    M O    E
                                                               A    N    O    L    N    R    T   L    R    A    I N    E V    W
   N             N                                             T    G    N    E    T    T    E   E    D    L    O L    N E    E
   O             O                                             A    S    S    S    S    S    S   S    S    S    N Y    T D    R
   a.     b.     c.       d.              e.                   f.   g.   h.   i.   j.   k.   l.  m.   n.   o.    p.     q.    r.
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
                     1.2        Field Data                      X                                                       X      C
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                     1.2        Survey Data                     X                                                       X      C
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                     1.2        Survey  Personnel                                  X                                    X      C
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                     1.2        Charts                          X                                               X              C
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                     1.4.2      Survey Plans                         X                                                  X      C
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
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                                                                                     CONTRACT NO.
                                                                                     DACW33-98-C-00
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CONTRACTOR                                                                           SPECIFICATION SECTION
                                                                                            01050
------------------------------------------------------------------------------------------------------------
              CONTRACTOR                          CONTRACTOR                         GOVERNMENT
            SCHEDULE DATES                          ACTION                             ACTION
------------------------------------------------------------------------------------------------------------

                                                            SUBMIT
              APPROVAL       MATERIAL                         TO
               NEEDED         NEEDED                        GOVERN-
SUBMIT          BY              BY               DATE        MENT                 DATE            REMARKS
                                           C                               C
                                           O                               O
                                           D                               D
                                           E                               E
  S.             T.             U.         V.     W.           X.          Y.       Z.               aa.
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
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

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                                      SUBMITTAL REGISTER
                                          (ER415 1-10)
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TITLE AND LOCATION
BOSTON HARBOR NAVIGATION IMPROVEMENT AND BERTH DREDGING PROJECT
----------------------------------------------------------------------------------------------------------------
                                                                               TYPE OF SUBMITTAL      CLASSI-
                                                                                                     FICATION
                                                                           -------------------------------------

                                                                                 I           C
     A                                                                           N           E        O   I
     C                                                                           S     S     R        &   N     G
     T                                                                           T  S  T     T        M   F     O
     I                                                                       D   R  C  A     I            O     V A    R
     V    TRANS-   I   SPECIFICATION                                         R   U  H  T  R  F  S  R  M   R     E P    E
     I    MITTAL   T     PARAGRAPH         DESCRIPTION OF                    A   C  E  E  E  I  A  E  A   M     R P    V
     T      NO.    E       NUMBER          ITEM SUBMITTED                    W   T  D  M  P  C  M  C  N   A     N R    I
     Y             M                                                     D   I   I  U  E  O  A  P  O  U   T O   M O    E
                                                                         A   N   O  L  N  R  T  L  R  A   I N   E V    W
     N             N                                                     T   G   N  E  T  T  E  E  D  L   O L   N E    E
     O             O                                                     A   S   S  S  S  S  S  S  S  S   N Y   T D    R
     a.     b.     c.        d.                 e.                       f.  g.  h. i. j. k. l. m. n. o.   p.    q.    r.
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                       1.3           Fish Startle Equipment and Sonar   X                                         X   E
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                       1.3           Fisheries Observer                                X                          X   E
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                       1.3           Marine Mammal Observer                            X                          X   E
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
                                                                                               CONTRACT NO.
                                                                                               DACW33-98-C-00
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CONTRACTOR                                                                                     SPECIFICATION SECTION
                                                                                                       01130
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                         CONTRACTOR                        CONTRACTOR                       GOVERNMENT
                       SCHEDULE DATES                        ACTION                            ACTION
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
                                                                   SUBMIT
                          APPROVAL  MATERIAL                         TO
                           NEEDED    NEEDED                        GOVERN-
     SUBMIT                  BY        BY         C        DATE     MENT           C           DATE            REMARKS
                                                  O                                O
                                                  D                                D
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ENG FORM 4288, JUL 98                                   SPECSINTACT                                          PAGE 4 OF 8 PAGES

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                                      SUBMITTAL REGISTER
                                          (ER415 1-10)
-------------------      --------------------------------------------    ------------------
TITLE AND LOCATION                                                         CONTRACTOR
BOSTON HARBOR NAVIGATION IMPROVEMENT AND BERTH DREDGING PROJECT
-------------------------------------------------------------------------------------------
                                       TYPE OF SUBMITTAL      CLASSI-
                                                             FICATION
                                     -------------------------------------

                                                                                 I           C
     A                                                                           N           E        O   I
     C                                                                           S     S     R        &   N     G
     T                                                                           T  S  T     T        M   F     O
     I                                                                       D   R  C  A     I            O     V A    R
     V    TRANS-   I   SPECIFICATION                                         R   U  H  T  R  F  S  R  M   R     E P    E
     I    MITTAL   T     PARAGRAPH         DESCRIPTION OF                    A   C  E  E  E  I  A  E  A   M     R P    V
     T      NO.    E       NUMBER          ITEM SUBMITTED                    W   T  D  M  P  C  M  C  N   A     N R    I
     Y             M                                                     D   I   I  U  E  O  A  P  O  U   T O   M O    E
                                                                         A   N   O  L  N  R  T  L  R  A   I N   E V    W
     N             N                                                     T   G   N  E  T  T  E  E  D  L   O L   N E    E
     O             O                                                     A   S   S  S  S  S  S  S  S  S   N Y   T D    R
     a.     b.     c.        d.                 e.                       f.  g.  h. i. j. k. l. m. n. o.   p.    q.    r.
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                       1.2              Water Quality Monitoring         X                                        X    E
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                                         Requirements Plan
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                       1.8              Laboratory Certification                       X                          X    E
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                       1.7.2            Monitoring Data and Reports                       X                       X    E
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                       1.9              Contingency Plan                 X                                X            C
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                       1.2              Environmental Bucket Performance X                                        X    E
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
                                                                                               CONTRACT NO.
                                                                                               DACW33-98-C-00
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CONTRACTOR                                                                                     SPECIFICATION SECTION
                                                                                                       01135
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                         CONTRACTOR                        CONTRACTOR                       GOVERNMENT
                       SCHEDULE DATES                        ACTION                            ACTION
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
                                                                   SUBMIT
                          APPROVAL  MATERIAL                         TO
                           NEEDED    NEEDED                        GOVERN-
     SUBMIT                  BY        BY         C        DATE     MENT           C           DATE            REMARKS
                                                  O                                O
                                                  D                                D
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NG FORM 4288, JUL 98                                   SPECSINTACT                                           PAGE 5 OF 8 PAGES

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
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                                                        SUBMITTAL REGISTER
                                                           (ER415 1-10)
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TITLE AND LOCATION
BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT
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                                                                         TYPE OF SUBMITTAL                        CLASSI-
                                                                                                                 FICATION
                                                                    ------------------------------------------------------

                                                                         I                   C
   A                                                                     N                   E             O    I
   C                                                                     S         S         R             &    N      G
   T                                                                     T    S    T         T             M    F      O
   I                                                                D    R    C    A         I                  O      V A    R
   V    TRANS-   I   SPECIFICATION                                  R    U    H    T    R    F   S    R    M    R      E P    E
   I    MITTAL   T     PARAGRAPH    DESCRIPTION OF                  A    C    E    E    E    I   A    E    A    M      R P    V
   T      NO.    E       NUMBER     ITEM SUBMITTED                  W    T    D    M    P    C   M    C    N    A      N R    I
   Y             M                                             D    I    I    U    E    O    A   P    O    U    T O    M O    E
                                                               A    N    O    L    N    R    T   L    R    A    I N    E V    W
   N             N                                             T    G    N    E    T    T    E   E    D    L    O L    N E    E
   O             O                                             A    S    S    S    S    S    S   S    S    S    N Y    T D    R
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
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                         1.1   Plant and Equipment                             X                                 X             E
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
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                                                                                     CONTRACT NO.
                                                                                     DACW33-98-C-00
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CONTRACTOR                                                                           SPECIFICATION  SECTION
                                                                                            01600
------------------------------------------------------------------------------------------------------------
            CONTRACTOR                            CONTRACTOR                         GOVERNMENT
            SCHEDULE DATES                          ACTION                              ACTION
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                                                            SUBMIT
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   Y             M                                             D    I    I    U    E    O    A   P    O    U    T O    M O    E
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                         1.6   Inspection of Disposal          X                                                 X            C
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                         1.3   Scow Cards                      X                                                        X     C
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                         1.3   Disposal Positioning Plan       X                                                        X     C
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                         1.3   Work Plan                       X                                                        X     E
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                         1.3   Cell Cappimg Plan               X                                                        X     E
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                         1.3   Cell Cap Thickness and Coverage X                                                        X     E
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                                                                                     CONTRACT NO.
                                                                                     DACW33-98-C-00
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CONTRACTOR                                                                           SPECIFICATION SECTION
                                                                                            02482
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            CONTRACTOR                            CONTRACTOR                         GOVERNMENT
            SCHEDULE DATES                          ACTION                              ACTION
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                                                                                 I           C
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     C                                                                           S     S     R        &   N     G
     T                                                                           T  S  T     T        M   F     O
     I                                                                           R  C  A     I            O     V  A   R
     V    TRANS-   I   SPECIFICATION                                         D   U  H  T  R  F  S  R  M   R     E  P   E
     I    MITTAL   T     PARAGRAPH         DESCRIPTION OF                    R   C  E  E  E  I  A  E  A   M     R  P   V
     T      NO.    E       NUMBER          ITEM SUBMITTED                    A   T  D  M  P  C  M  C  N   A     N  R   I
     Y             M                                                     D   W   I  U  E  O  A  P  O  U   T O   M  O   E
                                                                         A   I   O  L  N  R  T  L  R  A   I N   E  V   W
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                       1.6.2            Blasting Safety Plan                           X                   X          E
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                       1.6.3            Licenses                         X                                 X          C
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                       1.6.4            Daily Blasting Log                                         X       X          C
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                       3.1.1            Preblast Survey                                   X                X          E
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                                                                                               CONTRACT NO.
                                                                                               DACW33-98-C-00
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CONTRACTOR                                                                                     SPECIFICATION SECTION
                                                                                                       02491
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                       SCHEDULE DATES                        ACTION                            ACTION
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NG FORM 4288, JUL 98                                   SPECSINTACT                                           PAGE 8 OF 8 PAGES
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

BOSTON HARBOR NAVIGATION IMPROVEMENT AND BERTH DREDGING PROJECT



                           SECTION TABLE OF CONTENTS

                      DIVISION 01 - GENERAL REQUIREMENTS

                                 SECTION 01440

                          CONTRACTOR QUALITY CONTROL



PART 1  GENERAL

     1.1  PAYMENT

PART 2  PRODUCTS (Not Applicable)


PART 3  EXECUTION

     3.1  GENERAL
     3.2  QUALITY CONTROL PLAN
       3.2.1  General
       3.2.2  Content of the CQC Plan
       3.2.3  Acceptance of Plan
       3.2.4  Notification of Changes
     3.3  IMPLEMENTATION OF GOVERNMENT RESIDENT MANAGEMENT SYSTEM FOR CONTRACTOR
          QUALITY CONTROL OF CONTRACT
     3.4  COORDINATION MEETING
     3.5  QUALITY CONTROL ORGANIZATION
       3.5.1  General
       3.5.2  CQC System Manager
       3.5.3  CQC Personnel
       3.5.4  Additional Requirement
       3.5.5  Organizational Changes
     3.6  SUBMITTALS
     3.7  CONTROL
       3.7.1  Preparatory Phase
       3.7.2  Initial Phase
       3.7.3  Follow-up Phase
       3.7.4  Additional Preparatory and Initial Phases
     3.8  TESTS
       3.8.1  Testing Procedure
       3.8.2  Testing Laboratories
         3.8.2.1  Capability Check
         3.8.2.2  Capability Recheck
       3.8.3  On-Site Laboratory
       3.8.4  Furnishing or Transportation of Samples for Testing
     3.9  COMPLETION INSPECTION
     3.10 DOCUMENTATION
     3.11 SAMPLE FORMS
     3.12 NOTIFICATION OF NONCOMPLIANCE

-- End of section Table of Contents --

                    SECTION TABLE OF CONTENTS 01440  PAGE 1


BOSTON HARBOUR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT


                                 SECTION 01440

                          CONTRACTOR QUALITY CONTROL

PART 1 GENERAL

1.1  PAYMENT

  Separate payment will not be made for providing and maintaining an effective Quality Control program, and all costs associated therewith shall be included in the applicable unit prices of lump-sum prices contained in the Bidding Schedule.

PART 2  PRODUCTS (Not Applicable)

PART 3  EXECUTION

3.1  GENERAL

  The Contractor is responsible for quality control and shall establish and maintain an effective quality control system in compliance with the Contract Clause entitled "Inspection of Construction." The quality control system shall consist of plans, procedures, and organization necessary to produce an end product which complies with the contract requirements. The system shall cover all constuction operations, both onsite and offsite, and shall be keyed to the proposed construction sequence. The project superintendent will be held responsible for the quality of work on the job and is subject to removal by the Contracting Officer for non-compliance with quality requirements specified in the contract. The project superintendent in this context shall mean the individual with the responsibility for the overall management of the project including quality and production.

3.2  QUALITY CONTROL PLAN

3.2.1  General

  The Contractor shall furnish for review by the Government, not later than 15 days after receipt of notice to proceed, the Contractor Quality Control (CQC) Plan proposed to implement the requirements of the Contract Clause entitled "Inspection of Construction." The plan shall indentify personnel, procedures, control, instructions, test, records, and forms to be used. The Government will consider an interim plan for the first 14 days of operation. Construction will be permitted to begin only after acceptance of the CQC Plan or acceptance of an interim plan applicable to the particular feature of work to be started. Work outside of the features of work included in an accepted interim plan will not be permitted to begin until acceptance of a CQC Plan or another interim plan containing the additional features of work to be started.

3.2.2   Content of the CQC Plan

  The CQC Plan shall include, as a minimum, the following to cover all construction operations, both onsite and offsite, including work by subcontractors, fabricators, suppliers, and purchasing agents:

     a. A description of the quality control organization, including a chart showing lines of authority and acknowledgment that the CQC staff shall implement the three phase control system for all aspects of the work specified. The staff shall include a CQC System Manager who shall report to the project superintendent.

                             SECTION 01440 Page 1

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

     b. The name, qualifications (in resume format), duties, responsibilities, and authorities of each person assigned a CQC function.

     c. A copy of the letter to the CQC System Manager signed by an authorized official of the firm which describes the responsibilities and delegates sufficient authorities to adequately perform the functions of the CQC System Manager, including authority to stop work which is not in compliance with the contract. The CQC Systems Manager shall issue letters of direction to all other various quality control representatives outlining duties, authorities, and responsibilities. Copies of these letters will also be furnished to the Government.

     d. Procedures for scheduling, reviewing, certifying, and managing submittals, including those of subcontractors, offsite fabricators, suppliers, and purchasing agents. These procedures shall be in accordance with Section 01300 SUBMITTAL PROCEDURES.

     e. Control, verification, and acceptance testing procedures for each specific test to include the test name, specification paragraph requiring test, feature of work to be tested, test frequency, and person responsible for each test. (Laboratory facilities will be approved by the Contracting Officer.)

     f. Procedures for tracking preparatory, initial, and follow-up control phases and control, verification, and acceptance tests including documentation.

     g. Procedures for tracking construction deficiencies from identification through acceptable corrective action. These procedures will establish verification that identified deficiencies have been corrected.

     h. Reporting procedures, including proposed reporting formats. See paragraph IMPLEMENTATION OF GOVERNMENT RESIDENT MANAGEMENT SYSTEM FOR CONTRACTOR QUALITY CONTROL OF CONTRACT below.

     i. A list of the definable features of work. A definable feature of work is a task which is separate and distinct from other tasks and has separate control requirements. It could be identified by different trades or disciplines, or it could be work by the same trade in a different environment. Although each section of the specifications may generally be considered as a definable feature of work, there are frequently more than one definable feature under a particular section. This list will be agreed upon during the coordination meeting.

3.2.3  Acceptance of Plan

  Acceptance of the Contractor's plan is required prior to the start of construction. Acceptance is conditional and will be predicated on satisfactory performance during the construction. The Government reserves the right to require the Contractor to make changes in his CQC Plan and operations including removal of personnel, as necessary, to obtain the quality specified.

3.2.4  Notification of Changes

  After acceptance of the CQC Plan, the Contractor shall notify the Contracting Officer in writing of any proposed change. Proposed changes are subject to acceptance by the Contracting Officer.

3.3 IMPLEMENTATION OF GOVERNMENT RESIDENT MANAGEMENT SYSTEM FOR CONTRACTOR QUALITY CONTROL OF CONTRACT

                             SECTION 01440 Page 2

BOSTON HARBOR NAVIGATION IMPROVEMENT AND BERTH DREDGING PROJECT

   The Contractor shall utilize a Government furnished CQC Programming Module (A computerized executable file which is DOS based and operates on a minimum of 80386 IBM compatible computer and uses an HP3 Laserjet or later printer). The module includes a daily CQC Reporting System form which also must be used. This form may be in addition to other Contractor desired reporting forms. However, all other such reporting forms shall be consolidated into this one Government specified Daily CQC Report Form.

   The Contractor will also be required to complete Government-Furnished Module elements which include, but is not limited to, subcontractor codes, planned cumulative progress earnings, subcontractor information showing trade, name, address, point-of-contact, and insurance expiration dates, definable features of work, pay activity and activity information, required Quality Control tests tied to individual activities, planned User Schooling tied to specific specification paragraphs and contractor activities, Installed Property Listing, Transfer Property Listing and Submittal information relating to specification section, description, activity number, review period and expected procurement period. The sum of all activity values shall equal the contract amount, and all Bid Items, Options and Additives shall be separately identified, in accordance with the "Bidding Schedule". Bid Items may include multiple Activities, but Activities may only be assigned to one such Bid Item. This Module shall be completed to the satisfaction of the Contracting Officer prior to any contract payment (except of Bonds, Insurance and/or Mobilization, as approved by the Contracting Officer) and shall be updated as require.

     (1) During the course of the contract, the Contractor will receive various Quality Assurance comments from the Government that will reflect corrections needed to Contractor activities or reflect outstanding or future items needing the attention of the Contractor. The Contractor will acknowledge receipt of these comments by specific number reference on his Daily CQC Report, and will also reflect on his Daily CQC Report when these items are specifically completed or corrected to permit Government verification.

     (2) The Contractor's schedule system shall include, as specific and separate activities, all Preparatory Phase Meeting (inspection), all O&M Manuals and all Test Plans of Electrical and Mechanical Equipment or Systems that require validation testing or instructions to Government representatives.

3.4  COORDINATION MEETING

  After the Preconstruction Conference, before start of construction, and prior to acceptance by the Government of the CQC Plan, the Contractor shall meet with the Contracting Officer or Authorized Representative and discuss the Contractor's quality control system. The CQC Plan shall be submitted for review a minimum of 15 calendar days prior to the Coordination Meeting. During the meeting, a mutual understanding of the system details shall be developed, including the forms for recording the CQC operations, control activities, testing, administration of the system for both onsite and offsite work, and the interrelationship of Contractor's Management and control with the Government's Quality Assurance. Minutes of the meeting shall be prepared by the Government and signed by both the Contractor and the Contracting Officer. The minutes shall become a part of the contract file. There may be occasions when subsequent conferences will be called by either party to reconfirm mutual understandings and/or address deficiencies in the CQC system or procedures which may require corrective action by the Contractor.

3.5  QUALITY CONTROL ORGANIZATION

3.5.1  General

                             SECTION 01440 Page 3

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

  The requirements for the CQC organization are a CQC System Manager and sufficient number of additional qualified personnel to ensure contract compliance. The Contractor shall provide a CQC organization which shall be at the site at all times during progress of the work and with the complete authority to take any action necessary to ensure compliance with the contract. All CQC staff members shall be subject to acceptance by the Contracting Officer.

3.5.2   CQC System Manager

  The Contractor shall identify as CQC System Manager an individual within his organization at the site of the work who shall be responsible for overall management of CQC and have the authority to act in all CQC matters for the Contractor. The CQC System Manager shall have a minimum of five years construction experience on construction similar to this contract. This CQC System Manager shall be on the site at all times during construction and will be employed by the prime Contractor. The CQC System Manager shall be assigned as System Manager but may have duties as project superintendent in addition to quality control. An alternate for CQC System Manager will be identified in the plan to serve in the event of the System Manager's absence. The requirements for the alternate will be the same as for the designated CQC System Manager.

3.5.3   CQC Personnel

3.5.4.  Additional Requirement

  In addition to the above experience and education requirements the CQC System Manager shall have completed the course entitled "Construction Quality Management For Contractors." This course is periodically offered at the Corps of Engineers New England District Office. Call Ms. Joan Garder at (978) 318-8286 for information on the course.

3.5.5   Organizational Changes

  The Contractor shall maintain his CQC at full strength at all times. When it is necessary to make changes to the CQC staff the Contractor shall revise the CQC Plan to reflect the changes and submit the changes to the Contracting Officer for acceptance.

3.6  SUBMITTALS

  Submittals shall be made as specified in Section 01300 SUBMITTAL PROCEDURES. The CQC organization shall be responsible for certifying that all submittals are in compliance with the contract requirements.

3.7  CONTROL

  Contractor Quality Control is the means by which the Contractor ensures that the construction, to include that of subcontractors and suppliers, complies with the requirements of the contract. At least three phases of control shall be conducted by the CQC System Manager for each definable feature of work as follows:

3.7.1   Preparatory Phase

  This phase shall be performed prior to beginning work on each definable feature of work, after all required plans/documents/materials are approved/accepted, and after copies are at the work site. This phase shall include:

     a.   A review of each paragraph of applicable specifications.

     b.   A review of the contract drawings.

                             SECTION 01440 Page 4

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

     c. A check to assure that all materials and/or equipment have been tested, submitted, and approved.

     d. Review of provisions that have been made to provide required control inspection and testing.

     e. Examination of the work area to assure that all required preliminary work has been completed and is in compliance with the contract and verification of the dredging limits with the Contracting Officer and the berth owners.

     f. A physical examination of required materials and equipment to assure that they are on hand, conform to approved shop drawings or submitted data, and are properly stored.

     g. A review of the appropriate activity hazard analysis to assure safety requirements are met.

     h. Discussion of procedures for controlling quality of the work including repetitive deficiencies. Document construction tolerances and workmanship standards for that feature of work.

     i. A check to ensure that the portion of the plan for the work to be performed has been accepted by the Contracting Officer.

     j. Discussion of the initial control phase.

     k. The Government shall be notified at least 24 hours in advance of beginning the preparatory control phase. This phase shall include a meeting conducted by the CQC System Manager and attened by the superintendent, other CQC personnel (as applicable), and the foreman responsible for the definable feature. The results of the preparatory phase actions shall be documented by separate minutes prepared by the CQC System Manager and attached to the daily CQC report. The Contractor shall instruct applicable workers as to the acceptable level of workmanship required in order to meet contract specifications.

     1. That all required permits have been obtained and plans for implementation are in place and reviewed.

3.7.2 Initial Phase

  This phase shall be accomplished at the beginning of a definable feature of work. The following shall be accomplished.

     a. A check of work to ensure that it is in full compliance with contract requirements. Review minutes of the preparatory meeting.

     b. Verify adequacy of controls to ensure full contract compliance. Verify required control inspection and testing.

     c. Establish level of workmanship and verify that it meets minimum acceptable workmanship standards. Compare with required sample panels as appropriate.

     d. Resolve all differences.

     e. Check safety to include compliance with and upgrading of the safety plan and activity hazard analysis. Review the activity analysis with each worker.

     f. The Government shall be notified at least 24 hours in advance of beginning the initial phase. Separate minutes of this phase shall be prepared by the CQC System Manager and attached to the daily

                             SECTION 01440 Page 5

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

          CQC report. Exact location of initial phase shall be indicated for future reference and comparision with follow-up phases.

     g. The initial phase should be repeated for each new crew to work onsite, or any time acceptable specified quality standards are not being met.

3.7.3   Follow-up Phase

  Daily checks shall be performed to assure control activities, including control testing, are providing continued compliance with contract requirements, until completion of the particular feature of work. The checks shall be made a matter of record in the CQC documentation. Final follow-up checks shall be conducted and all deficiencies corrected prior to the start of additional features of work which may be affected by the deficient work. The Contractor shall not build upon or conceal non-conforming work.

3.7.4   Additional Preparatory and Initial Phases

  Additional preparatory and initial phases shall be conducted on the same definable features of work if the quality of on-going work is unacceptable, if there are changes in the applicable CQC staff, onsite production supervision or work crew, if work on a definable feature is resumed after a substantial period of inactivity, or if other problems develop.

3.8   TESTS

3.8.1   Testing Procedure

  The Contractor shall perform specified or required tests to verify that control measures are adequate to provide a product which conforms to contract requirements. Upon request, the Contractor shall furnish to the Government duplicate samples of test specimens for possible testing by the Government. Testing includes operation and/or acceptance tests when specified. The Contractor shall procure the services of a Corps of Engineers approved testing laboratory or establish an approved testing laboratory at the project site. The Contractor shall perform the following activities and record and provide the following data:

     a.   Verify that testing procedures comply with contract requirements.

     b. Verify that facilities and testing equipment are available and comply with testing standards.

     c. Check test instrument calibration data against certified standards.

     d. Verify that recording forms and test identification control number system, including all of the test documentation requirements, have been prepared.

     e. Results of all tests taken, both passing and failing tests, will be recorded on the CQC report for the date taken. Specification paragraph reference, location where tests were taken, and the sequential control number identifying the test will be given. If approved by the Contracting Officer, actual test reports may be submitted later with a reference to the test number and date taken. An information copy of tests performed by an offsite or commercial test facility will be provided directly to the Contracting Officer. Failure to submit timely test reports as stated may result in nonpayment for related work performed and disapproval of the test facility for this contract.

3.8.2   Testing Laboratories

                             SECTION 01440 Page 6

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

3.8.2.1   Capability Check

     The Government reserves the right to check laboratory equipment in the proposed laboratory for compliance with the standards set forth in the contract specifications and to check the laboratory technician's testing procedures and techniques. Laboratories utilized for testing soils, water, biological organisms concrete, asphalt, and steel shall meet criteria detailed in Section 01135 WATER QUALITY MONITORING AND CONTROL.

3.8.2.2   Capability Recheck

     If the selected laboratory fails the capability check, the Contractor will be assessed a charge of $300.00 to reimburse the Government for each succeeding recheck of the laboratory of the checking of a subsequently selected laboratory. Such costs will be deducted from the contract amount due the Contractor.

3.8.3     On-Site Laboratory

     The Government reserves the right to utilize the Contractor's control testing laboratory and equipment to make assurance tests and to check the Contractor's testing procedures, techniques, and test results at no additional cost to the Government.

3.8.4     Furnishing or Transportation of Samples for Testing

     Costs incidental to the transportation of samples or materials will be borne by the Contractor. Samples of materials for test verification and acceptance testing by the Government shall be delivered to the Corps of Engineers District 696 Virginia Road, Concord, Massachusetts 01742-2751.

     Coordination for each specific test, exact delivery location, and dates will be made through the Contracting Officer.

3.9  COMPLETION INSPECTION

     At the completion of all work or any increment thereof established by a completion time stated in the Contract, the CQC System Manager shall conduct an inspection of the work and develop a list of items which do not conform to the approved drawings and specifications. Such a list of deficiencies shall be included in the CQC documentation, as required by paragraph DOCUMENTATION below, and shall include the estimated date by which the deficiencies will be corrected. The CQC System Manager or staff shall make a second inspection to ascertain that all deficiencies have been corrected and so notify the Contracting Officer. These inspections and any deficiency corrections required by this paragraph will be accomplished within the time stated for completion of the entire work.

3.10 DOCUMENTATION

     The Contractor shall maintain current records providing factual evidence that required quality control activities and/or tests have been performed. These records shall include the work of subcontractors and suppliers and shall be on an acceptable form that includes as a minimum, the following information:

     a.   Contractor/subcontractor and their area of responsibility.

     b.   Operating plan/equipment with hours worked, idle, or down for repair.

     c. Work performed each day, giving location, description, and by whom. When Network Analysis (NAS) is used, identify each phase of work performed each day by NAS activity number.

                             SECTION 01440 Page 7

 BOSTON HARBOR NAVIGATION IMPROVEMENT AND BERTH DREDGING PROJECT

     d. Test and/or control activities performed with results and references to specifications/drawings requirements. The control phase should be identified (Preparatory, Initial, Follow-up). List deficiencies noted along with corrective action.

     e. Quantity of materials received at the site with statement as to acceptability, storage, and reference to specifications/drawings requirements.

     f. Submittals reviewed, with contract reference, by whom, and action taken.

     g.   Off-site surveillance activities, including actions taken.

     h. Job safety evaluations stating what was checked, results, and instructions or corrective actions.

     i. Instructions given/received and conflicts in plans and/or specifications.

     j.   Contractor's verification statement.

  These records shall indicate a description of trades working on the project; the number of personnel working; weather conditions encountered; and any delays encountered. These records shall cover both conforming and deficient features and shall include a statement that equipment and materials incorporated in the work and workmanship comply with the contract. The original and one copy of these records in report form shall be furnished to the Government daily within 24 hours after the date(s) covered by the report, except that reports need not be submitted for days on which no work is performed. As a minimum, one report shall be prepared and submitted for every seven days of no work and on the last day of no a work period. All calendar days shall be accounted for throughout the life of the contract. The first report following a day of no work shall be for that day only. Reports shall be signed and dated by the CQC System Manager. The report from the CQC System Manager shall include copies of test reports and copies of reports prepared by all subordinate quality control personnel.

3.11   SAMPLE FORMS

  Sample forms are enclosed at the end of this section. The Contractor may use his own forms, provided they are of similar detail and are approved by the Contracting Officer. The Contractor shall create his forms to be compatble with the Government furnished CQC Programming Module specified above in paragraph "IMPLEMENTATION OF GOVERNMENT RESIDENT MANAGEMENT SYSTEM FOR CONTRACTOR QUALITY CONTROL OF CONTRACT."

3.12   NOTIFICATION OF NONCOMPLIANCE

  The Contracting Officer will notify the Contractor of any detected noncompliance with the foregoing requirements. The Contractor shall take immediate corrective action after receipt of such notice. Such notice, when delivered to the Contractor at the worksite, shall be deemed sufficient for the purpose of notification. If the Contractor fails or refuses to comply promptly, the Contracting Officer may issue an order stopping all or part of the work until satisfactory corrective action has been taken. No part of the time lost due to such stop orders shall be made the subject of claim for extension of time or for excess costs or damages by the Contractor

       -- End of Section --


                             SECTION 01440 Page 8

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

Contractor/Sub. Name _____________________________________________________

DAILY CONSTRUCTION QUALITY CONTROL REPORT FOR WORK IN FEDERAL CHANNEL
---------------------------------------------------------------------
                                                            Date: ___________
                                                            Day: ____________

   Contract No: _________________
   Description and Location of Work:_________________________________________
   __________________________________________________________________________
   Tide: (high)        (low)     (high)    (low)     Sea Condition:
         ----------------------------------------------------------
   Weather: Temp:           Cloud condition          Wind speed/direction
            -------------------------------------------------------------
   Environmental Protection:
   Management                                   Area of responsibility
   a.   Consultant - ________________________________________________________
   b.   Contractor - ________________________________________________________
   c.   Subcontractor - _____________________________________________________
   d.   Surveyor - __________________________________________________________
   e.   Supplier - __________________________________________________________
   f.   Technical Support - _________________________________________________

   1. WORK PERFORMED TODAY (Indicate location and description of work performed. Refer to work performed by individuals listed by letter above.)___________________________________________________________________
   __________________________________________________________________________
   __________________________________________________________________________
   __________________________________________________________________________
   __________________________________________________________________________
   __________________________________________________________________________
   __________________________________________________________________________

   2. Results of Surveillance (Include satisfactory work completed, or deficiencies with action to be taken.)

a.  Preparatory Inspection: _________________________________________________
   __________________________________________________________________________
   __________________________________________________________________________
   __________________________________________________________________________
   b. Initial Inspection: ___________________________________________________
   __________________________________________________________________________
   __________________________________________________________________________
   __________________________________________________________________________
   c. Follow-up Inspection: _________________________________________________
   __________________________________________________________________________
   __________________________________________________________________________
   __________________________________________________________________________

   3. Tests Required by Specifications, Performed and the Results:

   a.  ______________________________________________________________________
   b.  ______________________________________________________________________
   c.  ______________________________________________________________________

                             SECTION 01440 Page 9

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

   4. Verbal Instruction Received; (List any instructions given by Government personnel on construction deficiencies, retesting required, etc. and action.)
   __________________________________________________________________________
   __________________________________________________________________________
   __________________________________________________________________________

   5. Remarks: (Cover all conflicts in plans, specifications, or instructions.)
   __________________________________________________________________________
   __________________________________________________________________________
   __________________________________________________________________________
   __________________________________________________________________________

   6. Safety Inspection (Report violations, corrective instruction given; and corrective actions taken.)
   __________________________________________________________________________
   __________________________________________________________________________
   __________________________________________________________________________
   __________________________________________________________________________

7. Quantities Completed;
Item #                                  Item #
Quantity:                               Quantity:
-----------------------------------------------------------------------------
Item #                                  Item #
Quantity:                               Quantity:
-----------------------------------------------------------------------------
8. Time
#              LABOR       HOURS        EQUIPMENT
               -----       -----        ---------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
9. Additional Comments:

   __________________________________________________________________________
   __________________________________________________________________________
   __________________________________________________________________________
   __________________________________________________________________________
   __________________________________________________________________________
   __________________________________________________________________________
   Contractor's Verification: The above report is complete and correct and all material and equipment used and work performed during this reporting period are in compliance with the contract plans and specifications except as noted above.


 ___________________________________
                                 Contractor Quality Control
 Representative

                             SECTION 01440 Page 10

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

Contractor/Sub. Name _____________________________________________________

DAILY CONSTRUCTION QUALITY CONTROL REPORT FOR WORK AT NON- FEDERAL BERTHS
-------------------------------------------------------------------------
                                                            Date: ___________
                                                            Day: ____________

   Contract No: _________________
   Description and Location of Work:_________________________________________
   __________________________________________________________________________
   Tide: (high)        (low)     (high)    (low)     Sea Condition:
         ----------------------------------------------------------
   Weather: Temp:           Cloud condition          Wind speed/direction
            -------------------------------------------------------------
   Environmental Protection:
   Management                                   Area of responsibility
   a.   Consultant - ________________________________________________________
   b.   Contractor - ________________________________________________________
   c.   Subcontractor - _____________________________________________________
   d.   Surveyor - __________________________________________________________
   e.   Supplier - __________________________________________________________
   f.   Technical Support - _________________________________________________

   1. WORK PERFORMED TODAY (Indicate location and description of work performed. Refer to work performed by individuals listed by letter above.)___________________________________________________________________
   __________________________________________________________________________
   __________________________________________________________________________
   __________________________________________________________________________
   __________________________________________________________________________
   __________________________________________________________________________
   __________________________________________________________________________

   2. Results of Surveillance (Include satisfactory work completed, or deficiencies with action to be taken.)

a.  Preparatory Inspection: _________________________________________________
   __________________________________________________________________________
   __________________________________________________________________________
   __________________________________________________________________________
   b. Initial Inspection: ___________________________________________________
   __________________________________________________________________________
   __________________________________________________________________________
   __________________________________________________________________________
   c. Follow-up Inspection: _________________________________________________
   __________________________________________________________________________
   __________________________________________________________________________
   __________________________________________________________________________

   3. Tests Required by Specifications, Performed, and the Results:

   a.  ______________________________________________________________________
   b.  ______________________________________________________________________
   c.  ______________________________________________________________________

                             SECTION 01440 Page 11

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

   4. Verbal Instruction Received; (List any instructions given by Government personnel on construction deficiencies, retesting required, etc. and action.)
   __________________________________________________________________________
   __________________________________________________________________________
   __________________________________________________________________________

   5. Remarks: (Cover all conflicts in plans, specifications, or instructions.)
   __________________________________________________________________________
   __________________________________________________________________________
   __________________________________________________________________________
   __________________________________________________________________________

   6. Safety Inspection (Report violations, corrective instruction given; and corrective actions taken.)
   __________________________________________________________________________
   __________________________________________________________________________
   __________________________________________________________________________
   __________________________________________________________________________

7. Quantities Completed;
Item #                                  Item #
Quantity:                               Quantity:
-----------------------------------------------------------------------------
Item #                                  Item #
Quantity:                               Quantity:
-----------------------------------------------------------------------------
8. Time
#              LABOR       HOURS        EQUIPMENT
               -----       -----        ---------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
9. Additional Comments:

   __________________________________________________________________________
   __________________________________________________________________________
   __________________________________________________________________________
   __________________________________________________________________________
   __________________________________________________________________________
   __________________________________________________________________________
   Contractor's Verification: The above report is complete and correct and all material and equipment used and work performed during this reporting period are in compliance with the contract plans and specifications except as noted above.


 ___________________________________
                                 Contractor Quality Control
 Representative

                             SECTION 01440 Page 12

Daily Berth Dredging Log

Date:

------------------------------------------------------------------------------------------------------------------------------------
Berth               Est. Soft Material       Disposal Cell Used       Est. Hard Material       Est. Debris         Remarks
                     Dredged This Date                                Dredged This Date       Removed (Tons)
                           (CY)1                                            (CY)1
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

1. Quantity, prior to post dredge survey, shall be estimated using visual observation unless survey data is available. The remarks column must indicate the method used to estimate quantities.

                 INSPECTOR'S DAILY REPORT OF DISPOSAL BY SCOW

Permittee______________________________   Disposal Area________________________

Permit/Contract No. ___________________   Date_________________________________

Project________________________________   Towboat______________________________

Dredging Contractor____________________   Owner________________________________

Trip    Scow    Started    From    Disposal     Returned To     Round     Trip       Loran C or Lat/Long Coord.*  Dist./Dir.
No.      No.     Place     Time      Time       Place  Time      Time     Dist.         Specified     Actual      From Buoy
----------------------------------------------------------------------------------------------------------------------------
                                                                                     ------------------------------
                                                                                     ------------------------------
----------------------------------------------------------------------------------------------------------------------------
                                                                                     ------------------------------
                                                                                     ------------------------------
----------------------------------------------------------------------------------------------------------------------------
Trip     No. Pockets       Reason Pocket          Disposal                             Sea Conditions/  Scow Load   Scow
No.     Loaded Dumped        Not Dumped         Depth  Speed       Weather               Visibility     (Cu. Yds.)  Draft
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Comments:


*Use Loran C values unless unavailable.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Time on          Time off      Hours on Duty                                                    Reviewed By
----------------------------------------------                                          Permittee's Representative/
----------------------------------------------                                              Resident Inspector
----------------------------------------------------------------------------------------------------------------------------

Total Hours on Duty
----------------------------------------------------------------------------------------------------------------------------

To the Division Engineer, US Army Engineer Division, New England, Waltham, MA: I certify that I informed the tug captain of the conditions of the U.S. Army corps of Engineers permit regarding the distance from the buoy and the speed of scow during the release of the dredged material. I also informed the captain that failure to comply with these conditions would constitute a violation of the permit and would be reported to the Corps. I certify that this report is correct and that I am not an employee of the dredging or towing firm, or the permittee, nor have I been employed by any of them at any time during the past 6 months.

                         ______________________________  ____________________
                            (Signature of Inspector)      (Certification No.)


     Print Name Here:_____________________________________________

                                SCOW LOAD CARD

 TRIP#              DATE                      SCOW#

 MEASUREMENTS AT THE JOB                 MEASUREMENTS AT THE DUMP

POCKET#   DEPTH  CU. YARDS               POCKET#  DEPTH  CU. YARDS

          ------                                  ------
     1                                       1
          --------------                          --------------

          ------                                  ------
     2                                       2
          --------------                          --------------

          ------                                  ------
     3                                       3
          --------------                          --------------

          ------                                  ------
     4                                       4
          --------------                          --------------

          ------                                  ------
     5                                       5
          --------------                          --------------

          ------                                  ------
     6                                       6
          --------------                          --------------

          ------                                  ------
     7                                       7
          --------------                          --------------

   TOTAL CU. YARDS _____                   TOTAL CU. YARDS _____


NOTE: THE DEPTH IS THE DISTANCE BETWEEN THE TOP OF THE COMBING
       MEASURED DOWN TO THE MATERIAL IN THE POCKET IN TENTHS.

        PLEASE STAPLE THIS AND THE COMPUTER PRINTOUT TO THE
        INSPECTORS DUMP LOG BY THE TRIP NUMBER.

                                                                 -------------------------------------------------------------------
                         ENGINE LOG                                  SERVICE ENGINE          GENERATOR              PUMP
------------------------------------------------------------------------------------------------------------------------------------
TIME    R.P.M.   OIL     FUEL      OIL    WATER           DRIVE
                PRESS.  PRESS.    TEMP    TEMP    AMP      OIL     OIL    WATER    FUEL    CYCLES     VOLTS     BEARING    PACKING
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               ---------------------
                                                                                           FUEL ON BOARD
                                                                                                               ---------------------
SIGNATURE _______________________________________________________                        HYDRAULIC FLUID
                                                                                                               ---------------------
                                                                                                GREASING
                                                                                                               ---------------------

-------------------------------------------------------------------------------------------------------------------------
REPORT OF OPERATIONS-PIPELINE, DIPPER OR BUCKET DREDGES                                      REPORTS CONTROL SYMBOL
                                                                                                    ENGCW-0-13
-------------------------------------------------------------------------------------------------------------------------
THEN:                           TO:                                FROM:                                  REPORT NO:

-------------------------------------------------------------------------------------------------------------------------
CHARACTER   [_] ????^     [_]NEW        [_]???      [_]STATUS     [_] COMPLETION   [_]???      DATE OR PERIOD
OF REPORT       ????^        WORK
-------------------------------------------------------------------------------------------------------------------------
         NAME AND TYPE                                           SIZE      PIPELINE          DREDGE OR BUCKET
                                                                                ^????
DREDGE  HORSEPOWER OF      DREDGE PUMP                 SUCTION PIPE??        CUTTER OR BUCKET             ^?????
        ----------------------------------------------------------------------------------------------------------------
          NUMBER OF        DREDGE        ????         ????         TOTAL      WORK        ??? PER DAY    DAYS PER WEEK
        CREW MEMBERS                                  ????                   SCHEDULE
------------------------------------------------------------------------------------------------------------------------
          NAME                                                    AUTO      WIDTH         DEPTH          OVERDEPTH
PROJECT                                                        DIMENSIONS
        ----------------------------------------------------------------------------------------------------------------
AND BAR   LOCATION (include ???? ????)
------------------------------------------------------------------------------------------------------------------------
            ABSOLUTE DENSITY               IN PLACE DENSITY         ^???? ????
CHARACTER                     ???? ???                      ^??????
          --------------------------------------------------------------------------------------------------------------
   OF     ???? SIZE                                                          GEOLOGICAL CLASSIFICATION
MATERIAL   13-          MM ??                 MM 13..        MM
------------------------------------------------------------------------------------------------------------------------
  CONTRACT   NUMBER                                      [_]CONTRACTOR         [_]??? LABOR   TOTAL NO.OF
OR DREDGING                                                                                   DAYS ON ???
   ORDER                                                                                      WORK WAS DONE
------------------------------------------------------------------------------------------------------------------------
 CHANNEL     AVERAGE   BEFORE DREDGING  AFTER DREDGING   MINIMUM          BEFORE DREDGING     AFTER DREDGING
CONDITION     DEPTH                                      SOUNDING
------------------------------------------------------------------------------------------------------------------------
  RIVER      MINIMUM             TIME           MAXIMUM         TIME            GRADE LOCATION
  STAGE
------------------------------------------------------------------------------------------------------------------------
 WEATHER     ^?? ???? ???                                           velocity    wind (maximum velocity direction)
CONDITION                                                                ???^
------------------------------------------------------------------------------------------------------------------------
      WORK PERFORMED                    DISTRIBUTION OF TIME
------------------------------------------------------------------------------------------------------------------------
         ITEM                         UNIT     QUANTITY          EFFECTIVE WORKING TIME                HOURS      MIN
                                                                     (chargeable to rest of work)
------------------------------------------------------------------------------------------------------------------------
AVERAGE WIDTH OF CUT                  FEET                       PUMPING OR DREDGING
------------------------------------------------------------------------------------------------------------------------
TOTAL ADVANCE THIS PERIOD             FEET                       PCT, OF EFFECTIVE RENTAL TIME     %
------------------------------------------------------------------------------------------------------------------------
TOTAL ADV, PREVIOUS TO THIS PERIOD    FEET                       BOOSTER (in hours)         hrs mins.
------------------------------------------------------------------------------------------------------------------------
TOTAL ADVANCE TO DATE                 FEET                       NON-EFFECTIVE WORKING TIME
--------------------------------------------------------------
FLOATING PIPE:   SHORE PIPE           FEET                       (chargeable to rest of work)
------------------------------------------------------------------------------------------------------------------------
TOTAL LENGTH OF DISCHARGE PIPE        FEET                       HANDLING PIPE LINES
------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFT                          FEET                       HANDLING ANCHOR LINES
------------------------------------------------------------------------------------------------------------------------
AVERAGE PUMP SPEED                    R.P.M.                     CLEARING PUMP AND PIPE LINE
------------------------------------------------------------------------------------------------------------------------
AVG, DREDGED PER PUMP, MR, GROSS      CU.YDS.                    CLEARING CUTTER OR SUCTION HEAD
------------------------------------------------------------------------------------------------------------------------
SCOWS LOADED                          NUMBER                     WAITING FOR SCOWS
------------------------------------------------------------------------------------------------------------------------
AVERAGE LOAD PER SCOW                 CU.YDS.                    TO AND FROM WHARF OR ANCHORAGE
------------------------------------------------------------------------------------------------------------------------
              CUBIC YARDS REMOVED                                CHANGING LOCATION OF PLANT ON JOB
------------------------------------------------------------------------------------------------------------------------
AMOUNT DREDGED THIS PERIOD:                                      LOSS DUE TO OPPOSING NATURAL ELEMENTS
                                                                 -------------------------------------------------------
  (1) GROSS (computed amount)                                    LOSS DUE TO PASSING VESSELS
------------------------------------------------------------------------------------------------------------------------
  (2) CREDITED (pay ^???)                                        SHORE LINE AND SHORE WORK
------------------------------------------------------------------------------------------------------------------------
AMOUNT PREVIOUSLY REPORTED:                                      WAITING FOR BOOSTER
                                                                 -------------------------------------------------------
  (1) GROSS (^???? ????)                                         MINOR OPER. REPAIRS (explain in remarks)
------------------------------------------------------------------------------------------------------------------------
  (2) CREDITED (pay ???)                                         WAITING FOR ATTENDANT PLANT
-------------------------------------------------------------------------------------------------------------------------
TOTAL AMOUNT DREDGED TO DATE:                                    PREPARATION AND MAKING UP TOW
                                                                 --------------------------------------------------------
  (1) GROSS (??? ????)                                           TRANSFERRING PLANT BETWEEN WORKS
-------------------------------------------------------------------------------------------------------------------------
  (2) CREDITED (??? ????)                                        LAY TIME OFF SHIFT AND SATURDAYS
-------------------------------------------------------------------------------------------------------------------------
                ATTENDANT PLANT                                  SUNDAYS AND HOLIDAYS
-------------------------------------------------------------------------------------------------------------------------
ITEM                 NAME OR NUMBER          HOURS               FIRE DRILL
-------------------------------------------------------------------------------------------------------------------------
                                                                 MISCELLANEOUS (explain in remarks)
-------------------------------------------------------------------------------------------------------------------------
                                                                 TOTAL NON-EFFECTIVE WORKING TIME
-------------------------------------------------------------------------------------------------------------------------
                                                                 PCT OF NON-EFFECTIVE RENTAL TIME
-------------------------------------------------------------------------------------------------------------------------
                                                                 TOTAL EFFECTIVE AND NON-EFFECTIVE  %
----------------------------------------------------------------
                                                                            TIME
                                                                      (chargeable to rest of work)
-------------------------------------------------------------------------------------------------------------------------
                                                                 PCT. OF TOTAL TIME IN PERIOD        %
-------------------------------------------------------------------------------------------------------------------------
                                                                               LOST TIME
                                                                     (not chargeable to rest of worK)

                                                                 MAJOR REPAIRS AND ALTERATIONS
-------------------------------------------------------------------------------------------------------------------------
                                                                 CESSATION
-------------------------------------------------------------------------------------------------------------------------
                                                                 COLLISIONS
-------------------------------------------------------------------------------------------------------------------------
                                                                 MISCELLANEOUS (explain in remarks)
-------------------------------------------------------------------------------------------------------------------------
 NUMBERS OF   BY DISTRICT PERSONNEL    BY ??? & ??? PERSONNEL    TOTAL LOST TIME
                                                                 --------------------------------------------------------
INSPECTIONS                                                      PERCENTAGE OF TOTAL TIME            %
-------------------------------------------------------------------------------------------------------------------------
CONTRACT    ^??????? ?????? ?????? ???????? ?????????? ?????
USE ONLY    CHANGE ORDER OR ????        [_] NO     [_]YES        TOTAL TIME IN PERIOD
                                                                 --------------------------------------------------------
            (If "YES", explain under reports or ^???)

===================================================================================================================================

                                                       SUMMARY OF COSTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                        ITEMS                                                          COST
-----------------------------------------------------------------------------------------------------------------------------------
 DIRECT PLANT OPERATING COSTS

   UNIFORM DAILY RATE BASIS (To be completed when submitting ^????? and Completion reports.)

      CHARGES:_________ DAYS AT $_________ PER DAY (Item 19, ENG Form 22 (costs)- adjusted to exclude plans increment cost.)

                                                     OR

   ACTUAL PLANT COSTS (To be completed when submitting Annual report.)
      PAYROLLS (gross)............................................................................ $____________
      SUBSISTENCE & QUARTERS OF PER DIEM & MILEAGE................................................ $____________
      FUEL ___________ BARRELS AT $____________ PER BARREL........................................ $____________
      WATER....................................................................................... $____________
      LUBRICANTS.................................................................................. $____________
      PLANT OWNERSHIP COSTS (or computed below)................................................... $____________
      INSURANCE................................................................................... $____________
      ATTENDANT PLANT............................................................................. $____________
      MISCELLANEOUS............................................................................... $____________

   SUBTOTAL--UNIFORM DAILY RATE OR ACTUAL COSTS..................................................................  $_____________
   SUBTOTAL--PLANT UNIT COST $                  PER CUBIC YARD.
===================================================================================================================================

 SHORE WORK

   SUBTOTAL--SHORE WORK COSTS....................................................................................  $_____________
   SUBTOTAL--SHORE WORK UNIT COSTS $                   PER CUBIC YARD.
===================================================================================================================================
 OTHER COSTS

   SURVEYS........................................................................................ $____________
   INSPECTION AND SUPERVISION..................................................................... $____________
   OVERHEAD....................................................................................... $____________
   OTHER INDIRECT COSTS........................................................................... $____________

   SUBTOTAL--OTHER COSTS.........................................................................................  $_____________
   SUBTOTAL--OTHER UNIT COST $                    PER CUBIC YARD.
===================================================================================================================================

   GRAND TOTAL--ALL COSTS........................................................................................  $_____________
   GRAND TOTAL--ALL UNIT COSTS $                  PER CUBIC YARD.
===================================================================================================================================
                    OPERATING SUPPLIES                                                  ANNUAL REPORT DATA
------------------------------------  --------------------
 COMMODITIES          CONSUMED              INVENTORY                        (complete when submitting Annual Report)
               ---------------------  --------------------   ----------------------------------------------------------------------
                 UNIT     QUANTITY     QUANTITY     VALUE     COST PER RENTAL MINUTE                                      Per min.
-------------- -------- ------------ ------------ --------                   (Based on total operating cost)...... $_____________
 FUEL (oil)      BRLS                                         TOTAL COST OF PLANT
-------------- -------- ------------ ------------ --------                   (End of F.Y. reporting period)....... $_____________
 LUBRICANT                                                    BOOK VALUE
   (oil)         GAL                                                         (End of F.Y. reporting period)....... $_____________
-------------- -------- ------------ ------------ --------    BALANCE IN PLANT ACCOUNT
 LUBRICANT                                                                   (End of F.Y. reporting period)....... $_____________
  (grease)       LBS                                         ===================================================== ================
-------------- -------- ------------ ------------ --------    PLANT OWNERSHIP COSTS
 WATER           GAL                                                         (Actual for F.Y. reporting period):
-------------- -------- ------------ ------------ --------
                                                                   DEPRECIATION................................... $_____________
-------------- -------- ------------ ------------ --------         REPAIRS (Adjusted)............................. $_____________
                                                                   CESSATION OF WORK.............................. $_____________
-------------- -------- ------------ ------------ --------         SMALL TOOLS, ETC............................... $_____________
 SUBSISTENCE SUPPLIES............................
------------------------------------------------- --------
 MISCELLANEOUS SUPPLIES..........................
------------------------------------------------- --------                                                         --------------
 TOTAL........................................... $           TOTAL............................................... $
================================================= ========   ======================================================================
 REMARKS




-----------------------------------------------------------------------------------------------------------------------------------
 SUBMITTED BY (Name, title, and signature)   RECOMMENDED BY (Name, title, and signature)  APPROVED BY (Name, title, and signature)




===================================================================================================================================

                               DAILY WORK REPORT

Job Location__________________________ Dredge________________ Date______________

Operation_____________________ Shift ____________________ Wether_______________

Type Material - Sand _______ Mud _______ Clay_______ Silt _________ Other_______

     ____________________     __________________     ____________________


--------------------------------------------------------------------------------
STOP     START             LOST TIME EXPLAIN                    HRS.        MIN.
--------------------------------------------------------------------------------

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


                                       OPERATORS SIGNATURE______________________

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

                           SECTION TABLE OF CONTENTS

                      DIVISION 01 - GENERAL REQUIREMENTS

                                 SECTION 01500

                CONSTRUCTION FACILITIES AND TEMPORARY CONTROLS

PART 1    GENERAL

  1.1  REFERENCES
  1.3  AVAILABILITY OF UTILITIES
    1.2.1  Temporary Connections
    1.2.2  Temporary Equipment and Lines
  1.3  TELEPHONE SERVICE
  1.4  SANITATION

PART 2    PRODUCTS

  2.1  SAFETY SIGN
  2.2  CONSTRUCTION SIGN
  2.3  GOVERNMENT FIELD OFFICE

PART 3    EXECUTION

  3.1  CLEANING DURING CONSTRUCTION
    3.1.1  Daily Cleaning
    3.1.2  On-Site Container
    3.1.3  Removal of Waste
    3.1.4  Burning
  3.2  SAFETY SIGN
  3.3  CONSTRUCTION SIGN
  3.4  GOVERNMENT FIELD OFFICE (TRAILER)
  3.5  SECURITY AT THE SITE
  3.6  REMOVAL OF TEMPORARY MATERIALS AND EQUIPMENT

-- End of Section Table of Contents --

                    SECTION TABLE OF CONTENTS 01500 PAGE 1

BOSTON HARBOR NAVIGATION IMPROVEMENT AND BERTH DREDGING PROJECT

                                 SECTION 01500

                CONSTRUCTION FACILITIES AND TEMPORARY CONTROLS

PART 1 GENERAL

1.1     REFERENCES

  The publications listed below form a part of this specification to the extent referenced. The publications are referred to in the text by basic designation only.

                  NATIONAL FIRE PROTECTION ASSOCIATION (NFPA)

  NFPA 70                                 (1996) National Electrical Code

1.2     AVAILABILITY OF UTILITIES

  The Contractor shall provide all temporary facilities and controls required for the execution of the work, including arranging for water, heat, and electricity for Contractor and Government trailers. Each utility at Massport's properties shall be metered and paid for by the Contractor at prevailing rates charged by Massport.

1.2.1   Temporary Connections

  The Contractor, at his own expense and in a workmanlike manner satisfactory to the Contracting Officer, shall install and maintain all necessary temporary connections, distribution lines and all meters required to measure the amount of each utility used; and he shall remove them prior to final acceptance of the construction.

1.2.2   Temporary Equipment and Lines

  All required temporary electrical equipment and lines shall be furnished, installed, connected, and maintained by the Contractor according to the COE EM 385-1-1, Section 11.D and shall be removed prior to final acceptance of the work. Temporary wiring shall conform to Article 305 of NFPA 70. Materials and equipment need not be new, but must be in good repair and serviceable condition. Prior to being energized, the systems and devices will be checked and approved for polarity, continuity of ground, and resistance to ground. Periodic inspections of systems and devices will be made by the Contractor at intervals not to exceed one (1) week.

1.3     TELEPHONE SERVICE

  Provide and maintain separate lines for facsimile machine and two standard telephone service lines to the Government Field Office. Telephone service shall be accessible during all work hours.

1.4     SANITATION

  Adequate sanitary conveniences of a type approved for the use of persons employed on the work shall be provided, properly secluded from public observation, and maintain by the Contractor in such a manner as required or approved by the Contracting Officer. These conveniences shall be maintained at all times without nuisance. Upon completion of the work, the convenience shall be removed by the Contractor from the premises, leaving the premises, clean and free from nuisance.

PART 2    PRODUCTS

2.1     SAFETY SIGN

                             SECTION 01500 Page 1

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT


  Sign shall be 3 feet by 6 feet and shall conform to the requirements of Drawing No. STD-36 attached at the end of this section.

2.2    CONSTRUCTION SIGN

  Sign shall conform to the requirements of the Standard Construction Sign Detail attached at the end of this section.

2.3    GOVERNMENT FIELD OFFICE

  Field office shall be a trailer approximately 12' x 60'. The trailer shall include, as a minimum, two overhead shelves, two double desks with pedestals, a 36" x 72" plan table, a plan rack, a moveable office desk, chairs for all desks, 4 folding chairs, an enclosed toilet, a water cooler, two telephones, a new facsimile machine, a plain paper photocopy machine, and one partition. Doors shall be provided with cylinder locks and six keys.

PART 3    EXECUTION

3.1    CLEANING DURING CONSTRUCTION

3.1.1     Daily Cleaning

  Execute daily cleaning to keep the work, the site and adjacent properties free from accumulation of waste materials, rubbish and windblown debris, resulting from construction operations.

3.1.2     On-Site Container

  Provide on-site containers for the collection of waste materials, debris and rubbish.

3.1.3     Removal of Waste

  Remove waste materials, debris and rubbish from the site periodically and dispose of off Government property in accordance with applicable laws and regulations.

3.1.4     Burning

  No burning of brush or debris will be permitted at the site.

3.2    SAFETY SIGN

  The Contractor shall construct a safety sign at a location directed by the Contracting Officer. The sign shall be erected as soon as possible and within 15 calendar days after date of receipt of Notice to Proceed. The data required by the sign shall be inserted. No separate payment will be made for erecting and maintaining the safety sign and all costs in connection therewith will be considered a subsidiary obligation of the Contractor. The sign will remain the property of the Contractor. Previously used signs may be reused when satisfactorily reconditioned.

3.3    CONSTRUCTION SIGN

  The Contractor shall furnish, erect, and maintain a construction sign. The information needed to complete the wording on the sign will be furnished by the Contracting Officer and will be essentially as shown on the cover of the specifications. The sign shall be erected not later than 15 calendar days after receipt of Notice to Proceed at a location selected by the Contracting Officer. Upon completion of the work, the sign will remain the property of the Contractor. No separate payment will be made for furnishing, erecting and maintaining the construction sign.

                            SECTION 01500  Page 2

BOSTON HARBOR NAVIGATION IMPROVEMENT AND BERTH DREDGING PROJECT

3.4  GOVERNMENT FIELD OFFICE (TRAILER)

  The Contractor shall provide a trailer for the Government field office. The contractor shall provide all services and supplies in connection with maintaining the trailer including cleaning, janitorial services, heating, lighting, water supply, and sanitary services. The trailer will be located by the Contractor where directed. No separate payment will be made for the trailer and all costs shall be included in the items comprising the bid schedule. The trailer, after completion of the work, will become the property of the contractor and be removed from the site. The trailer shall be secured against overturning by an approved anchorage system consisting of a minimum of four soil anchors firmly set in solid ground.

3.5  SECURITY AT THE SITE

  The Contractor shall be responsible for site security during the course of the work.

3.6  REMOVAL OF TEMPORARY MATERIALS AND EQUIPMENT

  Remove temporary materials, equipment, services, and construction prior to completion of work. Clean and repair damages caused by installation or use of temporary facilities. Return site to pre-construction condition.

  -- END OF SECTION --


                             SECTION 01500  Page 3

CORPS OF ENGINEERS                                                    U.S. ARMY

                                                            [GRAPH APPEARS HERE]

                              (CONTRACTOR'S NAME)

                                   (ADDRESS)


                          SAFETY IS A JOB REQUIREMENT            ELEVATION
                                                                 ---------
                       THIS CONTRACT HAS OPERATED SINCE

(APPROPRIATE DATE)        WITHOUT A LOST TIME INJURY       [GRAPH APPEARS HERE]

                            PREVIOUS RECORD    DAYS
                                                             SECTION C-C
                                                             -----------

                                   ELEVATION             3" x 6" SIGN
                                   ---------             ------------
                                   SEALE ????^
                                                   (4" x  8" SIGN SIMILAR)
                                                   -----------------------

                                        NOTE:
                                        ----
                                           I And ^?????? is at 3" x 6" sign
                                           ??? ????????? for ?????? required
                                           ??????  ???? contract.
SPECIFICATIONS
--------------
     1. Posts, ????? and ????? shall be No. 1 yellow ???
or approved ???, SOS, Fed.???? MM-R-??
     2. All expand surfaces, including edges, shall be
?????? and cost of ???? and ???? ?????? to ???? ????            [LOGO APPEARS
  TTP-P5c, as amended. ???? ???? of sign, shall be given         HERE]
??? ???? costs of green point confirming to Fed.
Spec ?T-P Bid, ???? 24260. All other inforces shall conforming to ??? ???? ?????
     3. ???? following point shall be ???? Buffalo Colour C20
WI as performed by Sherwin - Williams Co., or approved ????.
     4. Plywood shall conform to Product Standard PS 1-55, A-c,
EXT-DFPA.


                                              DEPARTMENT OF THE  ????

                                                  ????? ????? ????

                                                ???? ????? ???? ????

                                                    STANDARD CONSTRUCTION DETAIL

                                                            SAFETY SIGN

                                                       ELEVATIONS AND SECTION

                                                       ?????      DATE JUNE 1967

                                                       S T D - 36

                                                               NED STANDARD DWG.

                                     8'-0"
-------------------------------------------------------------------------
                       (RED LETTERS ON WHITE BACKGROUND)
                                                                  RED
-------------------------------------------------------------------------
                                                  [LOGO]
                                               US ARMY, CORPS
                                               OF ENGINEERS.
                                               NEW ENGLAND DIVISION

                           PROJECT TITLE

                        PROJECT NAME CONT'D
                                                                           4'-0"
        CONSTRUCTION BY:                  CONSTRUCTION MANAGER:
        CONTRACTOR NAME                   NEW ENGLAND DIVISION.
             AND                           CORPS OF ENGINEERS
            ADDRESS
        ADDRESS CONT'D

                           PLANNED COMPLETION DATE:
-------------------------------------------------------------------------

                          METAL OVER 3/4" CDX PLYWOOD




--------------------------------------------------------------------------------
                                                                               1
DEPARTMENT OF THE ARMY
 NEW ENGLAND DIVISION                                   STANDARD
  CORPS OF ENGINEERS                               CONSTRUCTION SIGN
      WALTHAM, MA                                        DETAIL                1
--------------------------------------------------------------------------------

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

                           SECTION TABLE OF CONTENTS

                      DIVISION 01 - GENERAL REQUIREMENTS

                                 SECTION 01600

                              PLANT AND EQUIPMENT

PART 1 GENERAL

  1.1  SUBMITTALS
  1.2  PLANT AND EQUIPMENT
    1.2.1  Sufficient Capacity
    1.2.2  Minimum Capacity
    1.2.3  Reduction in Capacity
    1.2.4  Inspections and Certifications
  1.3  LICENSE REQUIREMENTS
  1.4  PERMIT REQUIREMENTS
  1.5  HEIGHT LIMITATIONS

PART 2 PRODUCTS (Not Used)

PART 3 EXECUTION (Not Used)

-- End of Section Table of Contents --

                    SECTION TABLE OF CONTENTS 01600 PAGE 1

BOSTON HARBOR NAVIGATION IMPROVEMENT AND BERTH DREDGING PROJECT

                                 SECTION 01600

                              PLANT AND EQUIPMENT

PART 1    GENERAL

1.1    SUBMITTALS

  Government approval is required for submittals with a "GA" designation; submittals having an "FIO" designation are for information only. The following shall be submitted in accordance with Section 01300 SUBMITTAL PROCEDURES;

       SD-07 Schedules

  Plant and Equipment; FIO, E reviewer.

  Submit a schedule of the plant and equipment the Contractor intends to employ in the performance of the work of this contract. Submit also copies of all applicable inspections and certifications for all floating plant and equipment.

1.2    PLANT AND EQUIPMENT

1.2.1     Sufficient Capacity

  The Contractor shall keep on the job sufficient plant and equipment to meet the requirements of the work. The plant and equipment shall be in satisfactory operating condition and be capable of safely and efficiently performing the work. The plant and equipment shall be subject to inspection by the Contracting Officer at all times.

1.2.2     Minimum Capacity

  The plant and equipment listed on the Plant and Equipment Schedule submitted with the Contractor's bid is the minimum which the Contractor shall place and keep on the job unless otherwise determined by the Contracting Officer. The listing of plant and equipment is not to be construed as an agreement on the part of the Government that the equipment is adequate to perform the required work.

1.2.3     Reduction in Capacity

  No reduction in the capacity of the plant and equipment employed on the work shall be made except by written permission of the Contracting Officer. The measure of the capacity of the plant and equipment shall be its actual performance on the work covered by this contract.

1.2.4     Inspections and Certifications

  Prior to commencement of work at the site, the Contractor shall submit to the Contracting Officer for review, copies of all applicable inspections and certifications of floating plant and equipment as required by Federal, State and local laws and regulations. See also SAFETY AND HEALTH REQUIREMENTS MANUAL EM 385-1-1, Sections 16 and 19. Such inspections and certifications shall be current and maintained in force for the duration of this contract. Each item of floating plant and equipment shall have on board a waste oil management plan which details the intended disposal method for waste oil. All equipment used in the prosecution of the work that uses fuel, oil or hydraulic fluid shall be inspected daily for leakage.

1.3    LICENSE REQUIREMENTS

                            SECTION 01600   Page 1

BOSTON HARBOR NAVIGATION IMPROVEMENT AND BERTH DREDGING PROJECT

     Each vessel exceeding twenty-six feet in length, excluding sheer, which is used for pushing, hauling alongside, or any other method of towing, and not required by law to have a valid Certificate of Inspection by the U.S. Coast Guard, shall be under the actual direction and control of a person licensed for towing in the geographic area of the work by the U.S. Coast Guard. Licensed persons shall not perform command or other duties in excess of twelve hours in any consecutive twenty-four hour period except in an emergency.


   1.4  PERMIT REQUIREMENTS

     The Contractor's plant and equipment employed on the work shall meet the requirements of all applicable permit and certifications issued for the project as specified in these specifications.

   1.5  HEIGHT LIMITATIONS

     Height limitations for equipment shall conform to the FAA requirements for the various areas of the project. The Contractor is responsible for coordinating these height limitations prior to commencing with the work.

   PART 2 PRODUCTS (Not Used)

   PART 3 EXECUTION (Not Used)

          -- End of Section --

                             SECTION 01600 Page 2

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

                           SECTION TABLE OF CONTENTS

                      DIVISION 01 - GENERAL REQUIREMENTS

                                 SECTION 01900

                          GENERAL SAFETY REQUIREMENTS

PART 1    GENERAL

   1.1    Copies of Safety and Health Requirements Manual
   1.2    SUBMITTALS
     1.2.1     Statements
     1.2.2     Accident Prevention Plan Submittal
   1.3    UNFORESEEN HAZARDOUS MATERIAL

PART 2    PRODUCTS  (Not Applicable)

PART 3    EXECUTION

   3.1    WEEKLY SAFETY MEETINGS
   3.2    UNDERWATER DIVING OPERATIONS

-- End of Section Table of Contents --

                    SECTION TABLE OF CONTENTS 01900 PAGE 1

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT


                                 SECTION 01900

                          GENERAL SAFETY REQUIREMENTS

PART 1    GENERAL

1.1  Copies of Safety and Health Requirements Manual

  One copy of COE EM 385-1-1 will be provided to the Contractor. Additional copies may be ordered at a cost of $31.00 each (Check or Money Order only) from the following address:

     U.S. Government Printing Office (GPO)
     Superintendent of Documents
     PO Box 371954
     Pittsburgh, PA 15250-7954

     (GPO Stock Number for the manual is 0008-022-00-310-0)

  The manual may be purchased by calling 202-512-1800 and using a credit card (Mastercard or Visa only). COE EM 385-1-1 may be viewed at the COE Technical Library, at 424 Trapelo Road, Waltham, MA 02254-9149, Building 116N. The Manual may also be viewed or downloaded free of charge via the Internet USACE Homepage (http:/www.usace.army.mil). Follow the organizational link to the Safety and Occupational Health Office.

1.2  SUBMITTALS

  Submit the following for acceptance by the Contracting Officer. Follow the administrative procedures for making submittals as specified in Section 01300 SUBMITTAL PROCEDURES.

1.2.1   Statements

     a.   Site Specific Accident Prevention Plan.

     b.   Phased Job Activity Hazard Analysis.

     c.   Machinery Inspection Certification:

   Submit certification that machinery floating plant and other mechanized equipment is in safe operating condition (see COE EM 385-1-1, paragraph 16.A.01 and 19.A.01).

     d.   Modification to Equipment:

   Submit manufacturer's written approval of modifications or additions to hoisting equipment. Government acceptance of submittal must be attained before such equipment can be brought on the job-site.

     e.   Safety Meeting Report:

   Submit safety meeting reports detailing the subjects discussed at safety meetings within three days after each meeting.

1.2.2   Accident Prevention Plan Submittal

   Submit a plan outlining Contractor proposals for accident prevention in accordance with Contract Clause "ACCIDENT PREVENTION." Reference COE EM 385-1-1, 01.A.07 (page 2) and Appendix "A" (pages A-1 through A-5) for the guidelines for preparation of Accident Prevention Plans.

                             SECTION 01900 Page 1

BOSTON HARBOR NAVIGATION IMPROVEMENT AND BERTH DREDGING PROJECT

     a. List all major definable features of work to be completed under this contract.

     b.   Accident Reporting

          1)   All accidents shall be investigated.

          2) The Plan must state that all lost-time injuries and property damage accidents (excluding on-the-road vehicle accidents) in which the property damage exceeds $2,000.00 shall be reported to the Area Engineer within 48 hours of the accident.

          3) In the event of an accident or occupational illness which results in a lost work day or $2,000.00 or more in property damage, an ENG Form 3394 shall be completed, signed by the Contractor, and submitted to the NAE Safety Office within five working days.

     c. Submit an "Activity Hazard Analysis" for each definable feature of the work identified in "a" above. Submit each "Activity Hazard Analysis" a minimum of 15 days prior to the start of that phase of work. Submit Activity Hazard Analysis Worksheets in accordance with COE EM 385-1-1, paragraphs 01.A.09 and 01.A.10 and FIGURE 1-1. A major phase of work is defined as an operation involving a type of work presenting hazards not experienced in previous operations or where a new subcontractor or work crew is to perform. The analysis shall define all activities to be performed and identify the sequence of work, the specific hazards anticipated, and the control measures to be implemented to eliminate or reduce each hazard to an acceptable level. Work shall not proceed on that phase until the activity hazard analysis has been accepted by the Contracting Officer and a preparatory meeting has been conducted by the Contractor to discuss its contents with all engaged in the activities, including the Contractor, subcontractor(s), and Government on-site representatives. The activity hazard analyses shall be continuously reviewed with the quality control definable features of work and when appropriate modified to address changing site conditions or operations.

     d. Severe Weather Plan: The Contractor shall submit a Severe Weather Plan describing the actions to be taken to protect persons and property in the event of severe weather warnings or extreme sea conditions. Submit the plan as an attachment to the Accident Prevention Plan, for review and acceptance. This plan shall include but not be limited to the following:

          1. The types of storms anticipated (Winter storm, Hurricane, Tornado).

          2. The time intervals before storms when action will be taken and the details of the actions to be taken

          3. List of the equipment to be used on the project and its ability to handle adverse weather.

          4. Distance from the work area to a safe place in the harbor and the time required to move the equipment.

          5.   Method of securing equipment.

          6. List of equipment to be utilized to make the move to a safe place in the harbor (tug boats, work boats, etc.), to include the name and horsepower of the equipment.

          7.   Methods of securing equipment not moved.

                             SECTION 01900 Page 2

BOSTON HARBOR NAVIGATION IMPROVEMENT AND BERTH DREDGING PROJECT

               8. Plan of evacuation to include immediate reaction plans to be taken for all storm occurrences, particularly sudden storms.

               9. A statement that full time monitoring of the NOAA marine weather broadcasts and other local commercial weather forecasting services will be the Contractor's primary source of information in the decision process to implement action under the severe weather plan.

1.3  UNFORESEEN HAZARDOUS MATERIAL

  If hazardous materials are encountered during construction operations that may be dangerous to human health upon disturbance, stop that portion of work and notify the Contracting Officer immediately. Within 14 calendar days the Government will determine if the material is hazardous. If the material is not hazardous or poses no danger, the Government will direct the Contractor to proceed without change. If the material is hazardous and handling of the material is necessary to accomplish the work, the Government will issue a modification pursuant to "FAR 52.243-4, Changes" and "FAR 52.236-2, Differing Site Conditions."

PART 2 PRODUCTS (Not Applicable)

PART 3 EXECUTION

3.1  WEEKLY SAFETY MEETINGS

  In accordance with COE EM 385-1-1, Section 1, paragraph 01.B.03, at least once a month Contractor shall conduct a safety meeting for all supervisors and foremen. Additionally, at least one safety meeting per week shall be conducted by the foremen for all workers. After each safety meeting, a safety meeting report shall be completed. A copy of a suggested weekly safety meeting form is attached at the end of this section.

3.2  UNDERWATER DIVING OPERATIONS

  In the event that underwater diving operations become necessary due to the work of this contract, such operations shall be conducted in accordance with
  Section 02492 UNDERWATER DIVING WORK.

    -- End of Section --

                             SECTION 01900 Page 3

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT


                             WEEKLY SAFETY MEETING

CENAE                                              Date Held _____________
                                                   Time __________________

SUBJECT: CONTACT NO. DACW33-97-C-00 __ - WEEKLY SAFETY MEETING

CONTRACTOR ___________________________     PERSONNEL PRESENT
                                         --------------------
Date and Time Held: __________________     Contr. Sub. Govt.
                                         ....................
Conducted By: ________________________
                                         -------- ---- ------

All persons attending the meeting must sign the bottom or back of this form.

Subjects discussed (Note, delete, or add):
COE EM 385-1-1, Section: __________

Accident Prevention Plan ______   Individual Protective Equipment        _______

Prevention of Falls      ______   Back Injury/Safe Lifting Techniques    _______

Fire Prevention          ______   Sanitation, First Aid, Waste Disposal  _______

Tripping Hazards         ______   Clean-up - trash, nails in lumber      _______

Staging, Ladders, Concrete Forms, Safety Nets      ______

Hand Tools, Power Tools, Machinery, Chain Saws     ______

Equipment Inspection & Maintenance (Zero Defects)  ______

Hoisting Equipment, Winch and Crane Safety         ______

Ropes, Hooks, Chains and Slings                    ______

Vehicles Operation Safety                          ______

Electrical Grounding, Temporary Wiring, GFCI       ______

Lockouts/Safe clearance procedures
(electrical, pressure, moving parts)               ______

Welding, Cutting         ______    Excavation Hazard/Rescue  ______

Loose Rock/Steep Slopes  ______    Explosives                ______

Water Safety             ______    Boat Safety               ______

HAZMAT, Toxic hazards, MSDS, respiratory, ventilation        ______

Other Items of concern specific to this contract:


CQC Rep. Signature ________________  CR Inspector ____________________


                             SECTION 01900 Page 4

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

                           SECTION TABLE OF CONTENTS

                            DIVISION 02 - SITE WORK

                                 SECTION 02482

                                   DREDGING

PART 1   GENERAL

     1.1   DEFINITIONS
       1.1.1   Soft Material
       1.1.2   Hard Material
     1.2   RELATED WORK SPECIFIED ELSEWHERE
     1.3   SUBMITTALS
     1.4   EXISTING CONDITIONS
       1.4.1   Material to be Dredged
       1.4.2   Results of Explorations
       1.4.3   Existing Reports and Historical Data
       1.4.4   Artificial Obstructions
       1.4.5   Existing Utilities
         1.4.5.1    Private Utilities and Public Agencies
         1.4.5.2    Protection of Utility Lines
         1.4.5.3    Removal of Utility Lines
     1.5   OVERDEPTH AND SIDE SLOPES
       1.5.1   Allowable and Required Overdepth
       1.5.2   Side Slopes
         1.5.2.1    Side Slopes at Disposal Cells
         1.5.2.2    Side Slopes at Berths
       1.5.3   Excessive Dredging
       1.5.4   Protection of Existing Structures
     1.6   INSPECTION OF DISPOSAL
       1.6.1   Communication
       1.6.2   Transportation

PART 2   PRODUCTS

     2.1   CLEAN GRANULAR MATERIAL FOR CAPPING DISPOSAL CELLS

PART 3   EXECUTION

     3.1   CONDUCT OF DREDGING WORK
       3.1.1   Order of Work
       3.1.2   Disposal of Excavated Material
       3.1.3   Interference with Navigation
       3.1.4   Ranges, Gages, and Lines
       3.1.5   Method of Communication
       3.1.6   Debris Management
         3.1.6.1    Clearing of Main Ship Channel Debris
       3.1.7   Underwater Diving Operations
     3.2   DREDGING BOSTON HARBOR
       3.2.1   Dredging of Soft Material
       3.2.2   Dredging of Hard Material
       3.2.3   Dredging of Berth Areas
       3.2.4   Underwater Utilities
       3.2.5   Removal of Abandoned Water Tunnel
     3.3   CONSTRUCTION OF IN-CHANNEL DISPOSAL CELLS
       3.3.1   Work Restrictions for the Protection of Fisheries
       3.3.2   Location and Number of Cells
       3.3.3   Verification of Electronic Positioning System
       3.3.4   Cell Filling at High Tide
       3.3.5   Cell Construction Surveys by the Government

                    SECTION TABLE OF CONTENTS 02482 PAGE 1

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

     3.3.6     Cell Construction Surveys by the Contractor
       3.3.6.1      Documentation
     3.3.7     Passage of Vessels
     3.3.8     Initial In-channel Disposal Cell
     3.3.9     Dredging of Hard Material in Cells
     3.3.10    Placement of soft Material in Cells
     3.3.11    Documentation
     3.3.12    Capping of In-Channel Disposal Cells
       3.3.12.1     General
       3.3.12.2     Cap Placement and Integrity
       3.3.12.3     Cap Thickness and Coverage Determination
   3.4      TOW BOATS AND SCOWS
     3.4.1     Tow Boats
     3.4.2     Scows
       3.4.2.1      Scow Pocket Doors

-- End of Section Table of Contents --


                    SECTION TABLE OF CONTENTS 02482 PAGE 2

BOSTON HARBOR NAVIGATION IMPROVEMENT AND BERTH DREDGING PROJECT


                                 SECTION 02482

                                   DREDGING

PART 1    GENERAL

1.1  DEFINITIONS

1.1.1     Soft Material

  "Soft" or maintenance material is defined as the accumulated silty sediments within the channel and berth areas. The "soft" material also includes material that sloughs off the banks when dredging adjacent to the piers in the berth areas. Permits require that all "soft" material, regardless of its depth or location in the work, be removed by a special environmental bucket, and sealed in cells dredged beneath the federal channels as specified in this section and as indicated on the contract drawings. All material, capable of being removed using the environmental bucket, will be considered soft material, unsuitable for unconfined ocean disposal.

1.1.2     Hard Material

  "Hard material" is defined as parent improvement material, except rock, to be removed from Boston Harbor after removal and disposal of the overlying soft material with the environmental bucket. Hard material shall be removed as specified in this Section, and as indicated on the contract drawings. Rock material is defined in Section 02491 UNDERWATER DRILLING AND BLASTING.

1.2  RELATED WORK SPECIFIED ELSEWHERE

  a. Additional requirements relative to water quality monitoring and testing, and submittal of Environmental Bucket Performance Data are specified in
  Section 01135 WATER QUALITY MONITORING AND CONTROL.

  b. Additional requirements relative to water quality monitoring and testing, including protection of finfish and marine mammals, are specified in Sections 01130 ENVIRONMENTAL PROTECTION and 02491 UNDERWATER DRILLING AND BLASTING.

1.3  SUBMITTALS

  Government approval is required for submittals with a "GA" designation; submittals having "FIO" designation are for information only. The following shall be submitted in accordance with Section 01300 SUBMITTALS:

     SD-1 Data

  Inspection of Disposal; FIO, C Reviewer.

  Submit names of inspectors certified by the Corps of Engineers to be used for monitoring disposal activities for the Government.

  Scow Cards; GA, C Reviewer.

  Submit scow cards for each scow to be used for contract work. Scow cards shall have information specified in paragraph "Scows."

  Disposal Positioning Plan; GA, C Reviewer.

  The Contractor shall submit a disposal positioning plan, which details the method proposed to position the scows over the disposal cells and to locate

                             SECTION 02482 Page 1

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

  the limits of the disposal cells which may be DGPS, laser technology or other means of identifying the scows position and orientation before disposal. A means of visually verifying location, such as computer imaging, shall be integral with the positioning system.

  Work Plan; GA, E Reviewer.

  The Contractor shall submit a work plan for construction of the in-channel disposal cells, channel dredging, and berth dredging. Anticipated equipment, cells locations, cell capacity, temporary soft material storage method and location, expected coordination requirements, survey requirements, soft material placement, sloughing calculations at berths, proposed measures for avoiding pier damage, potential underwater diving operations and proposed measures to avoid overdredging, are items to be considered, at a minimum, for inclusion in the work plan.

  Cell Capping Plan; Ga, E Reviewer.

  Submit a cell capping plan describing the source and gradation of capping material, a complete sequence and schedule of events, proposed equipment to be used, and the methods to be employed to ensure the proper capping of cells as specified. The plan shall also include the Contractor's proposed methodology for cap thickness and coverage determination. Submit a 20 pound representative sample of the capping material to the Contracting Officer.

  Cell Cap Thickness and Coverage Determination Data; GA, E Reviewer.

  Submit cell capping thickness and coverage determination data for each cell capped, within 14 days of completion of data collection. Include data collection methods and results obtained. Provide a certification for each cell that the cell construction is in compliance with the performance requirements of these specifications. If a cell is not in compliance, then state the materials and methods proposed to achieve compliance.

  MWRA Water Tunnel Removal Plan; GA, E REviewer.

  Submit the proposed method of demolition and removal of the MWRA "Old Section 38" water tunnel. Include the proposed procedures for breaking-up the tunnel, removing all of the resulting debris, and verifying that the tunnel has been completely removed.

  Abandoned Cable - Boston Edison; GA, E Reviewer.

  Submit the proposed method of dredging operation in the vicinity of Boston Edison power lines (both live and abandoned) near the Chelsea Street bridge. The submittal shall include, but not be limited to : notification contacts; locating procedures, including diving operations as necessary; and coordination prior to moving lines.

1.4  EXISTING CONDITIONS

1.4.1   Material to be Dredged

  Dredged material is referred to in these specifications as either "soft" material, "hard" material, "rock" or "debris." The material to be removed to accomplish the specified dredging work is anticipated to be silt, sand, clay, glacial till and rock. Requirements for the excavation of rock material are specified in Section 02491 UNDERWATER DRILLING AND BLASTING. The Contractor is expected to examine the site of the work and determine the character of the materials to be dredged.

1.4.2   Results of Explorations

  Explorations to determine the character of materials to be removed, have

                             SECTION 02482 Page 2

BOSTON HARBOR NAVIGATION IMPROVEMENT AND BERTH DREDGING PROJECT

  been made by the Government for selected areas of this project. Graphic logs of explorations are shown on the contract drawings. Grain size analysis curves are attached at the end of this section. Although the results of such explorations are representative of subsurface conditions at their respective locations and for their respective vertical reaches, local variations in the subsurface materials are to be expected and, if encountered, will not be considered materially different within the purview of the contract.

1.4.3   Existing Reports and Historical Data

  Listed below are reports and historical data, relative to the dredging of Boston Harbor, which are available for viewing at the Corps of Engineers District Office. Advance arrangements to view the reports may be made with Mr. Peter Jackson (978) 318-8861.

     U.S. Army Corps of Engineers, and Massachusetts Port Authority, 1994, Draft Environmental Impact Report (EOEA File Number 8695) and Draft Environmental Impact Statement, Boston Harbor, Massachusetts, Navigation and Berth Dredging Project, 2 volumes, April 1994.

     U.S. Army Corps of Engineers, and Massachusetts Port Authority, 1995, Final Environmental Impact Report (EOEA File Number 8695) and Final Environmental Impact Statement, Boston Harbor, Massachusetts, Navigation and Berth Dredging Project, 3 volumes, June 1995.

     U.S. Army Corps of Engineers, Design Memorandum, Boston Harbor, Massachusetts, Navigation Improvement Project, April 1996.

     ENSR. Oct. 1997, Summary Report of Independent Observations Phase 2 - Boston Harbor Navigation Improvement Project. Prepared for Massachusetts Costal Zone Management. ENSR Document Number 4479-001-150, ENSR, Acton, MA.

     Science Applications International Corporation, Postcap Monitoring of Boston Harbor Navigation Improvement Project (BHNIP) Phase 1: Assessment of Inner Confluence CAD Cell, Prepared for U.S. Army Corps of Engineers, SAIC Report No. 413, SAIC, Newport, RI.

     Written report for "Sample Event #3" prepared by the U.S. Army Corps of Engineers Environmental Laboratory, Hubbardston, MA. Reference Section 01135 WATER QUALITY MONITORING AND CONTROL Paragraph "WATER COLUMN MONITORING - BASELINE."

1.4.4   Artificial Obstructions

  The Contractor may encounter bottom debris such as, but not limited to, pieces of broken cable, rope, miscellaneous metal, and broken and abandoned piles. The Government has no knowledge of existing wrecks, wreckage, or other artificial obstructions of such size or character as to require the use of explosives for its removal. However, special or additional plant may be required for economical removal of some items, such as abandoned pilings, and the obstruction described below in paragraph "Clearing of Main Ship Channel Debris." During dredging operations, the Contractor shall remove all debris encountered. Debris removed from the dredging area shall be separated and stockpiled for disposal. Disposal in accordance with local, Federal, and State laws and regulations shall be the responsibility of the Contractor. In case the actual conditions differ from those stated or shown, or both, an adjustment in contract price or time of completion, or both, will be made in accordance with "FAR 52.236-2, Differing Site Conditions."

1.4.5   Existing Utilities

1.4.5.1   Private Utilities and Public Agencies

                             SECTION 02482 Page 3

BOSTON HARBOR NAVIGATION IMPROVEMENT AND BERTH DREDGING PROJECT


  The following tabulation of utility owners and public agencies is provided for the convenience of the Contractor:

      a.  Edison: Contact Beverly Shultz (617) 424-2711.

      b.  NYNEX: Contact Everette Bryan (617) 381-6423.

      c.  Boston Gas: Contact Dennis Peri (617) 723-5512 ext 4434.

      d.  MWRA: Contact John McComack (617) 241-4637.

1.4.5.2   Protection of Utility Lines

  Existing utility lines that are shown on the drawings or the locations of which are made known to the Contractor prior to dredging, and that are to be retained, shall be protected from damage during dredging, and if damaged shall be satisfactorily repaired by the Contractor at no additional cost to the Government. Prior to commencement of dredging, the Contractor shall coordinate with the Contracting Officer and the applicable utility company to mark the exact locations of existing utilities, and establish in detail the proposed method of protecting the existing utilities. In the event that the Contractor damages any existing utility lines that are not shown on the drawings or the locations of which are not known to the Contractor, report thereof shall be made immediately to the Contracting Officer. If the Contracting Officer determines that repairs shall be made by the Contractor, such repairs will be ordered under the Contract Clause entitled "DIFFERING SITE CONDITIONS."

1.4.5.3   Removal of Utility Lines

  The Contracting Officer and the applicable utility company or owner shall be notified in ample time to mark the exact locations of existing utilities to be removed under this contract, and establish in detail the proposed method of protecting any existing adjacent utilities.

1.5  OVERDEPTH AND SIDE SLOPES

1.5.1   Allowable and Required Overdepth

  To cover the inaccuracies of the dredging process, material actually removed from within the specific areas to be dredged, to depths as specified below for allowable overdepth, will be estimated and paid for at the contract price. Allowable overdepth dredging will be permitted to a depth of not more than 1.7 feet for all dredging will be permitted to a depth of not more than 1.7 feet for all dredging areas shown, except in areas of rock excavation. There is a required overdepth for rock excavation only. Overdepth dredging of rock will be required to a depth of not more than 2 feet below the project depth in all dredging areas where rock is encountered. An allowable overdepth will be permitted to a depth of not more than 2 feet below the required overdepth in all areas where rock excavation is performed. Allowable and required overdepth dredging will be measured and paid for at the applicable contract price in the same manner as specified for the overlying dredge material.

1.5.2   Side Slopes

1.5.2.1   Side Slopes at Disposal Cells

  The Contractor shall construct disposal cells with side slopes of 1 vertical to 2 horizontal. However, the Contractor may construct the side slopes steeper than 1 vertical to 2 horizontal to increase cell volume, as approved by the Contracting Officer on a case by case basis. Contracting Officer approval will be based on the impact steeper slopes will have on the stability of adjacent structures and the stability of the cell.. Cells shall be constructed to maintain a 50 foot separation from the edge of the

                             SECTION 02482 Page 4

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

  federal channel limits and all adjoining cells.

1.5.2.2   Side Slopes at Berths

  Material actually removed, within the limits approved by the Contracting Officer, to provide for final project depth at the land side of the berths and 1 vertical on 3 horizontal elsewhere, but not in excess of the amount originally lying above these limiting side slopes, will be estimated and paid for, whether dredged in the original position or by dredging the space below the pay slope plane at the bottom of the slope for upslope material capable of falling into the cut. In computing the limiting amount of side slope dredging, an overdepth of 1.7 feet measured vertically will be used. The above is not to be taken as a guarantee that all slopes will stand on a slope of 1 vertical and 3 horizontal. The Contractor shall make his own determination as to what the angle of repose will be on all side slopes. The Contractor will be required to exercise care in dredging near wharfs and piers so as not to overdredge to such an extent as to undermine the structures or in any way impair the stability of such structures.

1.5.3   Excessive Dredging

  Material taken from beyond the limits as extended in paragraph OVERDEPTH AND SIDE SLOPES above will be deducted from the total amount dredged as excessive overdepth dredging, or excessive side-slope dredging for which payment will not be made.

1.5.4   Protection of Existing Structures

  The Contractor shall conduct the dredging operation such that it does not undermine, weaken or otherwise impair existing structures located in or near the areas to be dredged. The Contractor shall investigate the existing structures at the site and plan the dredging work accordingly. The Contractor shall be held responsible for any damage to the existing facilities resulting from dredging. The Contractor could be directed by the Contracting Officer to fill overdredged areas with clean material at no cost to the Government. Filling of overdredged areas may require permit modifications to be obtained by the Contractor.

1.6     INSPECTION OF DISPOSAL

  No disposal shall be done unless an inspector, approved by the Contracting Officer is present. The inspector shall be available on a full-time basis to cover all phases of operations in connection with disposal of the dredged materials.

  The Contractor shall be responsible for and provide qualified disposal inspection services at no additional cost to the Government. The Contractor shall notify the Contracting Officer of the names of the Corps of Engineers Certified inspectors to be used prior to commencement of work. Every discharge of dredge material must be officially witnessed and properly documented by an onboard inspector who has been trained by, and who holds a current certification from the New England District, Army Corps of Engineers. Failure to adhere to this requirement will be considered a serious violation of this contract and cause for an immediate stop-work order by the Contracting Officer and which could precipitate substantial penalties including but not necessarily limited to fines, withholding of funds and/or non-payment due to misplaced materials.

1.6.1   Communication

  The Contractor shall provide the Contracting Officer with 2 hand-held VHF radios capable of communicating with the Contractor's marine plant for the duration of the contract.

1.6.2   Transportation

                             SECTION 02482 Page 5

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

  The Contractor shall furnish, on the request of the Contracting Officer or Independent Observer, the use of such boats, boatmen, laborers, and material forming a part of the ordinary and usual equipment and crew of the equipment or marine plant as may be reasonably necessary in inspecting and monitoring the work. The Contractor shall furnish, on the request of the Contracting Officer or Independent Observer, suitable transportation from all points on shore designated by the Contracting Officer to and from the various pieces of plant, and the work site.

PART 2    PRODUCTS

2.1  CLEAN GRANULAR MATERIAL FOR CAPPING DISPOSAL CELLS

  The material used to cap the soft material in the disposal cells shall be clean well-graded granular material which primarily sand having less than 10% of the material passing a #200 sieve and less than 10% of the material retained by a #4 sieve. The Contractor shall provide grain size data and representative samples of cap material to the Contracting Officer as part of the capping plan.

PART 3    EXECUTION

3.1  CONDUCT OF DREDGING WORK

3.1.1     Order of Work

  The Contractor shall start and complete the work in the order of precedence as prescribed below or as otherwise approved by the Contracting Officer. See
  Section 01010 for additional requirements relative to project coordination and sequence of work.

  The Contractor shall first construct a single disposal cell. Cell construction shall commence by dredging and storing the overlying soft material, and transporting the dredged hard material to Massachusetts Bay Disposal Site
  (MBDS) for disposal. Once the initial disposal cell has been constructed, dredging of the channel and berth areas shall begin. After soft material has been placed in a disposal cell, capping of the cell shall commence as specified in paragraph "CONSTRUCTION OF IN-CHANNEL DISPOSAL CELLS" below.

  The Contractor shall prepare and submit to the Contracting Officer for review and approval a progress schedule in accordance with Section 01010, Paragraph "Work Sequence."

3.1.2   Disposal of Excavated Material

  The material excavated shall be transported and disposed as specified in this section in paragraph DREDGING BOSTON HARBOR. Other dredged material disposal providing a beneficial use such as landfill daily cover or capping, as identified by the Contractor and approved by the Contracting Officer, is encouraged. Except as otherwise authorized by the Contracting Officer in writing, no dumping shall be done unless an inspector approved by the Corps of Engineers is present at the time.

  Any material that is deposited elsewhere than in places designated or approved by the Contracting Officer will not be paid for and the Contractor will be required to remove such misplaced material and deposit it where directed at the Contractor's expense.

3.1.3   Interference with Navigation

  Minimize interference with the use of channels and passages. The Contracting Officer will direct the shifting or moving of dredges or the interruption of dredging operations to accomodate the movement of vessels

                             SECTION 02482  Page 6

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

  and floating equipment, if necessary. The Contractor shall comply with all requests from the Contracting Officer to move or interrupt dredging operations for a reasonable time period at on additional cost to the Government. During winter months there is heavy usage of the Chelsea River by tankers; coordination with docking pilots will be necessary on a daily basis.

3.1.4   Ranges, Gages, and Lines

  Furnish, set, and maintain ranges, buoys, and markers needed to define the work and to facilitate inspection. Establish and maintain gages in locations observable from each part of the work so that the depth may be determined. Suspend dredging when the gages or ranges cannot be seen or followed. The Contracting Officer will furnish, upon request by the Contractor, survey lines, points, and elevations necessary for the setting of ranges, gages, and buoys.

3.1.5   Method of Communication

  Provide a system of communication between the dredge crew, the sampling/monitoring contractor, the towboat, the Independent Observer, the disposal inspector, and the Contracting Officer. Portable two-way marine radios are acceptable.

3.1.6   Debris Management

  A debris management plan shall be developed, accepted by the Contracting Officer and followed by the Contractor. The plan shall be submitted as part of the Environmental Protection Plan, as specified in Section 01130 ENVIRONMENTAL PROTECTION. This plan shall include accommodation for specific removal of the debris identified in paragraph "Clearing of Main Ship Channel Debris" below, as well as latent debris discovered during dredging operations. Each day during dredging operations, the Contractor shall use a boat to collect and remove floating debris resulting from project activities. Floating debris shall also be removed from within barges. Debris removed from the bottom during dredging operations, which is not suitable for disposal in the cells or at the Massachusetts Bay Disposal Site (MBDS), shall also be collected and removed from the site. Abandoned and broken piles within 25 feet of a structure shall be broken or cut off rather than extracted. Containers for temporary storage of the collected debris shall be maintained on the dredge or support barge.

3.1.6.1   Clearing of Main Ship Channel Debris

  An obstruction has been identified in the -35 - foot portion of the Main Ship Channel opposite Castle Island, as shown on the contract drawings. The Contractor shall locate and remove the debris. A plan for locating, removing, and disposing of the debris shall be included in the Contractor's "Debris Management Plan".

3.1.7   Underwater Diving Operations

  In the event that underwater diving operations become necessary due to the work of this contract, such operations shall be conducted in accordance with
  Section 02492 UNDERWATER WORK.

3.2  DREDGING BOSTON HARBOR

  Consistent with the environmental dredging window restrictions, the Contractor shall begin by constructing the initial disposal cell. Once the disposal cell is excavated, dredging of the Boston Harbor Channels and berths shall commence.

3.2.1   Dredging of Soft Material

                             SECTION 02482 Page 7

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

  An environmental bucket shall be used for dredging the soft material from Boston Harbor. No dragging of material will be allowed except as directed by the Contracting Officer. The soft material shall be transported in scows and deposited in the in-channel disposal cells shown on the drawings. Construction of the in-channel disposal cells is specified below in paragraph "CONSTRUCTION OF IN-CHANNEL DISPOSAL CELLS" The maximum distance soft material must be transported will not exceed 7 nautical miles. Placement of soft material in disposal cells will only be permitted during the interval 1 hour before high tide to 2 hours after high tide. No disposal shall take place during passage of tugboat in escort of large vessels, such as tankers, while the vessel is within 1000 feet of a disposal cell until the Contracting Officer directs otherwise. Use of a fully automated horizontal positioning system capable of locations within 1.0 meter of the true position is required to ensure proper positioning of the scows over the disposal cell.

3.2.2   Dredging of Hard Material

  The environmental bucket is required only for the removal of soft material. Hard material shall be placed in dump scows and transported to the Massachusetts Bay Disposal Site and disposed at a taut wire buoy. The location of the Mass Bay Disposal Site is shown on the drawing attached at the end of this section. The National Marine Fisheries Service (NMFS) has placed specific conditions governing the use of the Massachusetts Bay Disposal Site: See
  Section 01130 ENVIRONMENTAL PROTECTION for information on the NMFS conditions governing the use of the Massachusetts Bay Disposal Site.

3.2.3   Dredging of Berth Areas

  The Contractor shall dredge the berth areas shown on the drawings. The limits of the berth areas shall be verified with the berth owners and the Contracting Officer prior to dredging. Dredging of the berth areas shall be performed as the adjacent Federal Channel is dredged. The requirements listed above for dredging of soft and hard material apply to dredging of the berth areas. However, prior to removing the dredge plant from the site, the Contractor will make a final pass along the fender face to remove material expected to slough off of the slope under the piers. Sloughed material removed from the trench shall be disposed in the in-channel disposal cells. The Contractor is directed not to dig below the overdepth elevation.

3.2.4   Underwater Utilities

  Utility locations which are known are shown on the drawings. Utility companies contacted for information included: Boston Edison, Bell Atlantic, MWRA, Boston Gas, Boston Water and Sewer Commission, and the MBTA. Water and sewer pipelines, cables, and a gas siphon were identified in the Chelsea Creek area and cables were identified in the Reserved Channel. The Contractor shall note the location of these utilities and take special precautions when dredging in their vicinity. "No Spud" areas are marked on the contract drawings for protection of known utilities. The Contractor shall not dredge the area of channel over the MWRA "Section 8" waterline as noted on the contract drawings. The Contractor shall dredge the area of channel over the Boston Gas Siphon to a depth of -35 feet with an allowable overdepth of 1.7 feet, as shown on the contract drawings. To prevent damage to the gas siphon, the Contractor is directed not to dig below the overdepth elevation. Removal of the "Old Section 38" abandoned water tunnel shall be completed prior to dredging the area over the gas siphon.

3.2.5   Removal of Abandoned Water Tunnel

  The Contractor shall verify the location and remove the abandoned MWRA concrete lined water tunnel known as "Old Section 38" to the limits as

                             SECTION 02482 Page 8

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

  shown on the contract drawings. The Contractor shall submit a proposal detailing the methods he intends to implement to accomplish demolition and removal of the water tunnel. Demolition methods may include underwater cutting, breaking, controlled blasting and other methods approved by the Contracting Officer. Underwater blasting shall be performed in accordance with
  Section 02491 UNDERWATER DRILLING AND BLASTING, with peak particle velocities no greater than 1.0 inch per second, due to the proximity of the gas siphon.

3.3  CONSTRUCTION OF IN-CHANNEL DISPOSAL CELLS

3.3.1   Work Restrictions for the Protection of Fisheries

  Cell excavation and disposal activities located upstream of the Tobin Bridge in the Mystic River and at cells 1, 2, and 3 in the Inner Confluence occurring from February 15 to June 15 shall be conducted with a fish startle system, sonar, and an approved fisheries observer. However, the Contractor has the option of not performing cell excavation and disposal activities at these cells during the above time period; provided all contract work can be performed within the specified prosecution period. See Section 01130 ENVIRONMENTAL PROTECTION for fisheries observer, fish startle system and, sonar equipment requirements. No restrictions are placed on work for the protection of fisheries in the Chelsea River upstream of the McArdle Bridge (Meridian Street).

  Cell excavation and disposal activities will not be permitted during the period February 15 to June 15 of any year at cell locations 3A, 4, 5, 6, 7, 8, and 9 in the Inner Confluence, as shown on the contract drawings.

3.3.2   Location and Number of Cells

  All dredged soft material, which by definition is unsuitable for unconfined ocean disposal, shall be placed in cells dredged beneath the federal channels and the unsuitable material shall be capped. Capping of any cell shall be completed within 30 days of the start of cap placement. The soft material may swell as much as 50% prior to consolidation within the cells and the cells shall be sized accordingly. After actual swell and consolidation data is obtained from Government and Contractor surveys during the prosecution of the work, the Contractor shall use that data to size future cells.

  The disposal cells shall be located in the areas shown on the drawings. Coordinates delineating the limits of each of the constructed in-channel disposal cells shall be furnished to the Contracting Officer. The Contractor shall size the disposal cells to contain all soft material dredged, including material which may slough off of the slope under the piers adjacent to the berths and incidental hard material if dredged along with the soft material. Post-dredge soundings will be provided by the Government for both berths and the disposal cells in order to calculate soft material volumes before dredging of the hard material. It is the Contractor's responsibility to ensure adequate disposal cell capacity exists for all soft material to be dredged. The Contractor will be required to continue to dredge additional disposal cells at his expense for disposal of all of the soft material dredged. However, cell construction shall be programmed to ensure that no empty or partially filled cells remain at the completion of soft material disposal operations. A table of disposal cell locations and proposed cell depths is attached at the end of this section. The coordinates given in the table serve as a guide only and will be adjusted by the Contracting Officer dependant on the actual field conditions encountered.

3.3.3   Verification of Electronic Positioning System

  Visual indicators shall be deployed clearly delineating the disposal cells during all periods of active disposal into the cells, until the accuracy of

                             SECTION 02482 Page 9

BOSTON HARBOR NAVIGATION IMPROVEMENT AND BERTH DREDGING PROJECT

  electronic positioning equipment is verified by the Contracting Officer. Use of differential global positioning system (DGPS) accurate to 1 meter or better, with real time graphic display will satisfy this condition. The purpose of this requirement is to enable the dredge operator and regulatory agency inspectors to verify that disposal occurs into the permitted cells.

3.3.4   Cell Filling at High Tide

  Sediment disposal into any cell shall occur only during high tide, defined for this activity as the time from 1 hour before to 2 hours after the predicted Boston high tide time. The purpose of this requirement is to provide maximum dilution and minimal dispersion and transport of fine contaminated sediment during disposal operations. If an alternative technology is proposed and approved by the Contracting Officer that allows the material to be placed directly in the disposal cell without passing through the water column, disposal may occur at any time during the tidal cycle.

3.3.5   Cell Construction Surveys by the Government

  The following bathymetric surveys will be conducted by the Government during cell construction: A pre-dredge survey will be made by the Government prior to commencement of dredging operations; an after-dredge survey will be made by the Government after the dredging of the soft material from the cells; a survey will be made by the Government immediately prior to the commencement of cell capping; and an after-dredge survey will be made by the Government after the sand cap is placed. The Contractor shall notify the Contracting Officer a minimum of 5 days prior to completion of an item of work listed above that requires a Government survey to allow adequate time to prepare for the surveys. The Contractor shall also allow a reasonable amount of time for the completion of each Government survey. For the first cell, the range of the survey will be 1 barge length (up to 300 feet) beyond the perimeter of the cells. For subsequent cells, the range of the survey will be at least 50 feet beyond the perimeter of the cell. If a placement problem is detected, then the Contractor will be required to remove all misplaced material and deposit it in the cell and to submit a revised positioning plan for Contracting Officer approval.

3.3.6   Cell Construction Surveys by the Contractor

  The following bathymetric surveys shall be conducted by the Contractor during cell construction: After dredging of hard material from cells; after placement of soft material in cells; and within 2 weeks after capping as specified below in paragraph, "Cap Thickness and Coverage Determination." Surveys shall be run on 25 foot intervals, with all subsequent surveys done on the same spacing, tracks and reference lines. Copies of all Contractor surveys shall be submitted to the Contracting Officer within 2 days after completion of the respective survey. For the first cell, the range of the Contractor survey shall be 1 barge length (up to 300 feet) beyond the perimeter of the cells. For subsequent cells, the range of the Contractor survey will be at least 50 feet beyond the perimeter of the cell. If a placement problem is detected, then the Contractor will be required to remove all misplaced material and deposit it in the cell and to submit a revised positioning plan for Contracting Officer approval. Further surveys by the Contractor may be required to verify accurate placement of the soft material and the cell cap.

3.3.6.1  Documentation

  The results of bathymetric surveys performed by the Contractor and by the Government shall be combined and documentation provided by the Contractor for all cells as follows:

     a.  Cell bottom elevation and status (i.e., active disposal, completed

                             SECTION 02482 Page 10

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

     disposal, completed capping, etc.) of all cells shall be shown in matrix chart form, similar to the chart attached at the end of this section;

     b. the matrix chart shall be provided to the Contracting Officer within 7 business days of completion of the caps for each of the first three cells and thereafter as specified below;

     c. the matrix chart shall be updated and provided to the Contracting Officer every three months thereafter throughout the remainder of the project;

     d. Contractor and Government bathymetric survey data shall be shown in graphic form for each cell where disposal has occurred. This graphic report shall be provided to the Contracting Officer within 30 days of completion of each cap.

3.3.7   Passage of Vessels

  No cell shall be filled during passage of tug boat in escort or tanker vessels while the vessel is within 1000 ft of the disposal cell.

3.3.8   Initial In-channel Disposal Cell

  Soft material overlying the area of the initial in-channel disposal cell shall be dredged using an environmental bucket and the material temporarily stored in tight scows or other suitable containers within a reasonable distance of the disposal cell. The environmental bucket shall conform to the performance standards as indicated in Section 01135 WATER QUALITY MONITORING AND CONTROL.

3.3.9   Dredging of Hard Material in Cells

  After the soft material is removed the Contractor will be allowed to change buckets to remove the underlying hard material. The hard material shall be placed in dump scows and transported to the Massachusetts Bay Disposal Site for disposal at a taut wire buoy.

3.3.10  Placement of Soft Material in Cells

  Overlying soft material, stored in scows during construction of the initial disposal cells, shall be carefully placed in the disposal cells as specified. Placement of soft material within the disposal cells shall be such that mounding of the soft material is minimized. The Contractor shall redistribute all mounds of soft material that project above the -45 foot MLLW datum to other areas of the disposal cells.

3.3.11  Documentation

  The origin of the last barge load of sediment placed in each cell shall be documented and provided to the Contracting Officer with the final project report, as required by Section 01175 WATER QUALITY MONITORING AND CONTROL.

3.3.12  Capping of In-Channel Disposal Cells

3.3.12.1  General

  After placement of soft material in a disposal cell, the Contractor will be required to wait a minimum of 30 days, but not more than 60 days, to allow the soft material to settle before closing the cell. Each cell shall be closed by construction of a cell cap, consisting of 2 uniform layers of the specified clean granular fill material. Each cell cap shall be constructed a minimum of 3 feet thick over the top of the soft material. Capping of a cell shall be completed within 30 days of the start of cap placement. The Contractor shall submit a capping plan for approval prior to placement of

                            SECTION 02482  Page 11

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

  the cap. Cap material shall be as specified above. Precautions shall be taken to ensure that no portion of the cap projects above -42 feet MLLW, Portions of the cap protruding above -42 MLLW may require removal as directed by the Contracting Officer at the expense of the Contractor.

  In addition to capping the cells constructed by the Contractor under this contract, the Contractor shall complete the cap on the southern portion of the existing disposal cell of maintenance material constructed in July 1997.
  Final capping of this cell shall be completed within two months of the channel deepening in the Inner Confluence. However, completion of this in capping the first 3 disposal cells. The location of the existing cell is shown on the contract drawings. Completion of the cap on the existing cell shall comply with requirements for capping of Contractor constructed cells.

3.3.12.2  Cap Placement and Integrity

  The disposal cell cap shall be placed gradually, in 2 uniform layers, so as to minimize disturbance to the unconsolidated soft material in the disposal cells. In order to calculate drift of cap material during placement, the Contractor shall measure and record real time current measurements at the surface, mid-level and at the bottom of the water column in the immediate area of the capping operation. The cap placement method shall be adjusted to ensure necessary cap thickness over the entire cell area. The Contractor shall ensure that the edges of the cap meet the minimum thickness requirement. Further, there shall be no mechanical disturbance of the sand cap by means including but not limited to drag bar, clamshell bucket, and barge spudding, unless such disturbance is pre-approved by the Contracting Officer. Obtaining core samples will not be considered "mechanical disturbance".

3.3.12.3  Cap Thickness and Coverage Determination

  Within two weeks of capping, each of the first three disposal cells shall be surveyed by the Contractor using a combination of methods to verify to the Government that each cap has three feet of thickness over a minimum of 90% of the cell and that the zone of mixed dredged silt and cap material (i.e., within the three foot cap) is less than 12 inches. Methods used to provide this verification shall include acoustic sub-bottom profiling, vibracore sampling consisting of a minimum of 4 cores per acre, and may include other proven technologies. Vibracore sampling shall consist of 4 cores per acre, with a minimum of 3 cores per cell. The location of the cores shall be as selected by the Contracting Officer Unproven technologies may be acceptable for cap thickness and coverage determination provided proper validation is furnished to the Contracting Officer for his approval. After the Contractor has proven the effectiveness of his cap thickness and coverage determination methodology for the first three cells, the Contracting Officer will approve the methodology for cell cap verification for all other project cells.

  The Contracting Officer will determine the effectiveness of the Contractor's cap thickness and coverage determination methodology, and will so acknowledge in writing.

  If the Contractor's cap thickness and coverage determination methodology has not been approved within three months of completion of the first cell cap, then disposal in all other project cells shall cease. New cell construction will not be permitted until new or additional cap placement verification methodology is proposed by the Contractor, accepted by the Contracting Officer for trial, and its effectiveness demonstrated by the Contractor on completed cells.

  If data collected indicates that a completed cell is not in compliance with these specifications, the Contractor shall continue capping operations and

                             SECTION 02482 Page 12

BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT


    cap verification testing until contract compliance is demonstrated.


3.4     TOW BOATS AND SCOWS

    See also Section 01600 PLANT AND EQUIPMENT

3.4.1   Tow Boats

    All tow boats used for towing to disposal areas shall be equipped with DGPS and track recording navigational equipment of approved equivalent electronic navigation equipment, radar, corrected compass, marine radio, and depth sounding equipment which is to be maintained in operating condition during each tow. The tow boats utilized by the Contractor for this purpose shall be of a size adequate for towing in the open ocean and shall have necessary reserve power for maneuvering with scows and under emergency conditions as well as for control of scows at the disposal point.

3.4.2   Scows

    The Contractor shall provide and maintain markings on all scows clearly indicating the draft of the scow and shall provide scow cards for each scow used on the contract work. The scow cards shall show dimensions and volumes of individual pockets of scows and total volumes for varying depths below coaming or top of pockets. The Contractor shall also provide draft verses displacement curves for all scows. This is to enable the Contracting Officer personnel to make determination of scow volume and corresponding drafts under partial and full load conditions. These measurements are to be made at the time of initial use of each scow. This information will then be furnished to disposal inspectors to enable them to estimate scow volume from draft of scows for each scow being towed to the disposal area. The scow volume estimates are for use in connection with disposal area monitoring studies and are not intended to be used in determining quantities dredged. At the beginning of the work and as additional scows arrive on the project, sufficient time shall be allowed by the Contractor and assistance of Contractor personnel shall be made available by the Contractor for the purpose of obtaining the measurements of each scow under various partial and full load conditions. During the entire period of contract work, the Contractor shall provide and maintain sufficient spot or floodlights to permit the reading of the draft on the sides of scows at bow and stern from the tow boat at night and when visibility is impaired. The draft readings will be required for each scow towed to the disposal area and will be made by the disposal inspector. The Contractor shall ensure that adequate time is allowed by the tow boat captain for these readings to be obtained.

3.4.2.1 Scow Pocket Doors

    Due to the fine nature of the dredge material, the Contractor will be required to achieve proper closure and adequate tightness of pocket doors to eliminate any seepage or leakage of material. The use of plastic material to cover cracks in scow pockets will not be allowed.

        -- End of Section --

                             SECTION 02482 Page 13

             [MAP OF MASSACHUSETTS BAY DISPOSAL SITE APPEARS HERE]

Description: This site is a circular area with a diameter of 2 nautical miles and center at 42 degrees 25.1' N, 70 degrees 35.0' W. From the center, the Marblehead Tower bears true 295 degrees at 24,916 yards and Bakers Island Horn bears true 308 degrees at 23,237 yards. The authorized disposal point (within the overall disposal area) is specified for each dredging project in other project documents. Depth range: 272 to 302 feet MLW.

NOTE: The map depicts the disposal site's location in relation to landmarks. It is not intended for use in navigation.

                         BOSTON HARBOR DISPOSAL CELLS

                       GENERALIZED LOCATIONS AND DEPTHS

Cell   Corner   Mass State Plane NAD27   Depth       Cell   Corner   Mass State Plane NAD27   Depth
 No.    I.D.      Northing   Easting     (MLLW)       No.    I.D.      Northing   Easting     (MLLW)
===============================================      ===============================================
I1      NE        502,550    723,133       55         I7     NE        504,777    723,044       60
        SE        502,083    723,006                         SE        504,256    723,336
        SW        502,085    722,943                         SW        504,253    723,083
        NW        502,558    722,954                         NW        504,701    722,832
-----------------------------------------------      -----------------------------------------------
I3      NE        503,646    723,188       55         I8     NE        505,062    723,564       60
        SE        503,146    723 166                         SE        504,889    723,664
        SW        503,155    722,969                         SW        504,319    723,358
        NW        503,654    722,990                         NW        504,797    723,092
-----------------------------------------------      -----------------------------------------------
I3a     NE        504,190    723.312       55         I9     NE        505,324    724,032       55
        SE        503,701    723,191                         SE        505,149    724,128
        SW        503,704    722,991                         SW        504,916    723,711
        NW        504,204    723,014                         NW        505,090    723,614
-----------------------------------------------      -----------------------------------------------
I4      NE        504,422    722,409       60         C1     NE        509,963    731,161       60
        SE        503,969    722,585                         SE        509,474    731,246
        SW        503,969    722,373                         SW        509,444    731,074
        NW        504,353    722,227                         NW        509,890    730,996
-----------------------------------------------      -----------------------------------------------
I5      NE        504,828    722,851       48         C2     NE        509,449    731,250       58
        SE        504,388    722,565                         SE        509,028    731,324
        SW        504,480    722,425                         SW        509,950    731,160
        NW        504,875    722,681                         NW        509,419    731,078
-----------------------------------------------      -----------------------------------------------
I6      NE        504,942    722,536       55         C3     NE        509,415    731,053       56
        SE        504,600    722,324                         SE        508,939    731,136
        SW        504,617    722,118                         SW        508,850    730,949
        NW        505,036    722,390                         NW        509,381    730,856
-----------------------------------------------      -----------------------------------------------

                         BOSTON HARBOR DISPOSAL CELLS

                       GENERALIZED LOCATIONS AND DEPTHS

Cell   Corner   Mass State Plane NAD27   Depth       Cell   Corner   Mass State Plane NAD27   Depth
 No.    I.D.      Northing   Easting     (MLLW)       No.    I.D.     Northing    Easting     (MLLW)
===============================================      ===============================================
C4      NE        509,879    730,972       56        C10     NE        507,155    730,300       65
        SE        509,440    731,049                         SE        508,727    730,040
        SW        509,405    730,852                         SW        506,831    729,869
        NW        509,754    730,791                         NW        507,259    730,129
-----------------------------------------------      -----------------------------------------------
C5      NE        509,713    730,773       58        C11     NE        506,685    730,015       58
        SE        508,964    730,903                         SE        506,211    729,245
        SW        509,107    730,504                         SW        506,361    729,584
        NW        509,405    730,636                         NW        506,788    729,844
-----------------------------------------------      -----------------------------------------------
C6      NE        508,909    730,913       55        C12     NE        506,163    729,815       58
        SE        508,754    730,749                         SE        505,649    729,245
        SW        508,878    730,403                         SW        505,795    729,159
        NW        509,061    730,484                         NW        506,318    729,558
-----------------------------------------------      -----------------------------------------------
C7      NE        508,745    730,702       55         M1     NE        506,230    717,379       55
        SE        508,287    730,498                         SE        506,105    717,358
        SW        508,297    730,353                         SW        506,181    716,890
        NW        508,856    730,392                         NW        506,306    716,911
-----------------------------------------------      -----------------------------------------------
C8      NE        508,236    730,499       55         M2     NE        506,056    717,350       55
        SE        507,738    730,465                         SE        505,891    717,322
        SW        507,748    730,315                         SW        505,967    716,854
        NW        508,247    730,349                         NW        506,132    716,882
-----------------------------------------------      -----------------------------------------------
C9      NE        507,688    730,461       65         M3     NE        506,101    717,915       70
        SE        507,198    730,326                         SE        506,017    717,901
        SW        507,301    730,155                         SW        506,097    717,407
        NW        507,698    730,312                         NW        506,222    717,428
-----------------------------------------------      -----------------------------------------------

                         BOSTON HARBOR DISPOSAL CELLS

                       GENERALIZED LOCATIONS AND DEPTHS

Cell   Corner   Mass State Plane NAD27   Depth       Cell   Corner   Mass State Plane NAD27   Depth
 No.    I.D.      Northing   Easting     (MLLW)       No.    I.D.      Northing   Easting     (MLLW)
===============================================      ===============================================
M4      NE        505,968    717,893       70        M10     NE        505,642    719,738       65
        SE        505,803    717,865                         SE        505,445    719,706
        SW        505,883    717,372                         SW        505,525    719,213
        NW        506,048    717,399                         NW        505,722    719,245
-----------------------------------------------      -----------------------------------------------
M5      NE        506,057    718,190       60        M11     NE        505,395    719,698       60
        SE        505,965    718,221                         SE        505,198    719,666
        SW        506,009    717,950                         SW        505,278    719,172
        NW        506,093    717,964                         NW        505,478    719,205
-----------------------------------------------      -----------------------------------------------
M6      NE        505,911    718,240       70        M12     NE        505,149    719,658       65
        SE        505,632    718,335                         SE        505,000    719,634
        SW        505,791    717,914                         SW        505,066    719,138
        NW        505,960    717,942                         NW        505,229    719,164
-----------------------------------------------      -----------------------------------------------
M7      NE        506,011    718,711       55        M13     NE        505,697    720,304       60
        SE        505,729    718,664                         SE        505,603    720,289
        SW        505,993    718,575                         SW        505,683    719,796
        NW        506,025    718,628                         NW        505,832    719,820
-----------------------------------------------      -----------------------------------------------
M8      NE        505,534    719,154       55        M14     NE        505,554    720,281       70
        SE        505,073    719,077                         SE        505,356    720,249
        SW        505,312    718,914                         SW        505,437    719,755
        NW        505,567    718,957                         NW        505,634    719,788
-----------------------------------------------      -----------------------------------------------
M9      NE        505,840    719,770       56        M15     NE        505,307    720,241       65
        SE        505,691    719,746                         SE        505,110    720,209
        SW        505,772    719,253                         SW        505,190    719,715
        NW        505,920    719,277                         NW        505,387    719,747
-----------------------------------------------      -----------------------------------------------

                         BOSTON HARBOR DISPOSAL CELLS

                       GENERALIZED LOCATIONS AND DEPTHS

Cell   Corner   Mass State Plane NAD27               Depth               Cell   Corner   Mass State Plane NAD27              Depth
 No.    I.D.          Northing           Easting     (MLLW)               No.    I.D.         Northing           Easting     (MLLW)
=================================================================        ===========================================================
M16     NE      505,060                  720,201               65         M22    NE        504,944               721,333          50
        SE      504,929                  720,180                                 SE        504,781               721,320
        SW      504,994                  719,683                                 SW        504,846               720,823
        NW      505,141                  719,707                                 NW        504,984               720,634
-----------------------------------------------------------------        -----------------------------------------------------------
M17     NE      505,457                  720,822               55        M23     NE        505,371               721,875          55
        SE      505,266                  720,807                                 SE        505,160               722,122
        SW      505,348                  720,298                                 SW        505,238               721,407
        NW      505,669                  720,350                                 NW        505,408               721,421
-----------------------------------------------------------------        -----------------------------------------------------------
M18     NE      505,216                  720,803               65        M24     NE        505,132               722,091          48
        SE      505,016                  720,787                                 SE        504,942               721,967
        SW      505,102                  720,258                                 SW        504,989               721,387
        NW      505,299                  720,290                                 NW        505,189               721,403
-----------------------------------------------------------------        -----------------------------------------------------------
M19     NE      504,966                  720,783               65        M25     NE        504,894               721,936          48
        SE      504,852                  720,773                                 SE        504,801               721,875
        SW      504,923                  720,229                                 SW        504,775               721,369
        NW      505,052                  720,250                                 NW        504,939               721,383
-----------------------------------------------------------------        -----------------------------------------------------------
M20     NE      505,412                  721,371               55                NE
        SE      505,243                  721,357                                 SE
        SW      505,283                  720,859                                 SW
        NW      505,453                  720,873                                 NW
-----------------------------------------------------------------        -----------------------------------------------------------
M21     NE      505,193                  721,353               65                NE
        SE      504,993                  721,337                                 SE
        SW      505,034                  720,839                                 SW
        NW      505,234                  720,855                                 NW
-----------------------------------------------------------------        -----------------------------------------------------------

Disposal Cell Construction Status

Report Date:

<CAPTIION>
------------------------------------------------------------------------------------------------------------------
                               Cell            Average
               Channel        Corner         Bottom Elev.        Current
Cell No.       Location     Coordinates         MLLW             Status*                    Remarks
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

                       *Status Key:  Cell Excavation Active (incl. date started)
                                     Cell Excavation Complete (include date)
                                     Disposal Active (incl. date started)
                                     Disposal Complete (include date)
                                     Capping Active (incl. date started)
                                     Capping Complete (include date)
                                     Cap verified (include date)

                     LOCATION INDEX OF SOILS TEST RESULTS

AREA               BORING       SAMPLE  DEPTH (FT)        CLASSIFICATION
                                (SAMPLE ELEV -MLW)
--------------------------------------------------------------------------------
BOSTON ARMY BASE   FD-93-1              2.0 - 4.0         Silty SAND (SM)*
                                      (36.2 - 38.2)
                   FD-93-2              4.0 - 6.0         Lean CLAY (CL)
                                      (37.7 - 39.7)       (LL=47, PL=25, PL=22)
                   FD-93-3              4.9 - 6.9         Lean CLAY (CL) & SILT
                                      (37.1 - 39.1)         (LL=37, PL=20,
                                                             PI=17, SG=2.85)
                   FD-93-3              6.9 - 8.9         Silty SAND (SM)*
                                      (39.1 - 41.1)
--------------------------------------------------------------------------------

NOTCH              FD-93-4              3.1 - 5.1         Lean CLAY (CL) & SLIT
                                      (41.7 - 43.7)         (LL=49, PL=26,
                                                             PI=23)
                   FD-93-5              3.0 - 5.0         Lean CLAY (CL)*
                                      (40.7 - 42.7)         (LL=49, PL=26,
                                                             PI=23, SG=2.80)
                   FD-93-6              0.0 - 2.3         Lean CLAY (CL)*
                                      (36.7 -39.0)
                   FD-93-6              3.0 - 5.0         Lean CLAY (CL)*
                                      (39.7 - 41.7)
--------------------------------------------------------------------------------

_INNER CONFLUENCE FD-93-7               5.4 - 7.4         SAND (SP-SM)*
                                      (40.3 - 42.3)
                  FD-93-7               7.4 - 9.4         Silty SAND (SM)*
                                      (42.3 - 44.3)         (SG=2.79)
                  FD-93-8               0.0 - 2.0         Silty SAND (SM)*
                                      (39.5 - 41.5)
                  FD-93-8               2.0 - 4.0         Clayey SAND (SC)*
                                      (41.5 - 43.5)
                  FD-93-9               2.0 - 4.0         Silty SAND (SM)*
                                      (42.5 - 44.5)
--------------------------------------------------------------------------------

MYSTIC RIVER      FD-93-10              5.0 - 7.0         Clayey SAND (SC)*
                                      (41.7 - 43.7)         (SG=2.83)
                  FD-93-12              2.5 - 3.5         Lean SILT and CLAY*
                                      (38.6 - 39.6)       (LL=42, PL=21,
                                                            PI=21)
                  FD-93-12              3.5 - 5.5         Silty SAND (SM)
                                      (39.6 - 41.6)
                  FD-93-13              7.3 - 8.3         Fat CLAY (LL=51,
                                      (43.5 - 44.5)         PL=25, PI=26,
                                                            SG=2.80)
--------------------------------------------------------------------------------

CHELSEA RIVER     FD-93-14              5.0 - 7.0         Sandy Silt (SM)*
                                      (40.3 - 42.3)        (SG=2.76)
                  FD-93-14              7.0 - 9.0         Silty GRAVEL (GM)*
                                      (42.3 - 44.3)
--------------------------------------------------------------------------------

* Grain size distribution curve included

                  INDEX TEST RESULTS AND SAMPLE DESCRIPTIONS
                          BOSTON HARBOR TEST PROGRAM

====================================================================================================================================
Boring     Sample     Liquid     Plastic     Plasticity     Specific    Sample Description
                       Limit      Limit        Index         Gravity
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
FD1          2                                                          Brown Fine to Medium SAND, little course send and fine
                                                                         gravel, little silt
------------------------------------------------------------------------------------------------------------------------------------
FD2          3          47         25            22                     Gray lean CLAY, little silt, trace course to fine sand
------------------------------------------------------------------------------------------------------------------------------------
FD3          3          37         20            17           2.85      Gray lean CLAY, and SILT, trace gravel
------------------------------------------------------------------------------------------------------------------------------------
FD3          4                                                          Gray Fine to Medium SAND, trace course sand, little silt
------------------------------------------------------------------------------------------------------------------------------------
FD4          2          49         25            24                     Gray lean CLAY and SILT
------------------------------------------------------------------------------------------------------------------------------------
FD5          1B         49         26            23           2.80      Gray lean CLAY, trace fine to medium sand
------------------------------------------------------------------------------------------------------------------------------------
FD6          1A                                                         Dark gray lean silty CLAY, little fine to medium sand, trace coarse sand and fine gravel
------------------------------------------------------------------------------------------------------------------------------------
FD6          2                                                          Gray lean CLAY, little fine to medium sand, trace coarse
                                                                         sand and fine gravel
------------------------------------------------------------------------------------------------------------------------------------
FD7          2                                                          Brown medium to fine SAND, some coarse sand and fine to
                                                                         coarse gravel, little silt
------------------------------------------------------------------------------------------------------------------------------------
FD7          3                                                2.79      Light gray SILT and fine SAND, some medium to coarse sand, little gravel, trace clay
------------------------------------------------------------------------------------------------------------------------------------
FD8          1                                                          Gray fine SAND, some silt, trace medium and coarse sand,
                                                                         trace fine gravel
------------------------------------------------------------------------------------------------------------------------------------
FD8          2                                                          Light gray fine to medium SAND, some course sand and fine
                                                                         gravel, some silt
------------------------------------------------------------------------------------------------------------------------------------
FD9          2                                                          Light gray fine to medium SAND, some course sand and fine
                                                                         to coarse gravel, little silt
------------------------------------------------------------------------------------------------------------------------------------
FD10         2                                                2.83      Blue gray SILT, and fine sand, some medium to coarse sand, some fine to coarse gravel
------------------------------------------------------------------------------------------------------------------------------------
FD12         1B         42         21            21                     Gray lean SILT and CLAY
------------------------------------------------------------------------------------------------------------------------------------
FD12         2                                                          Gray fine to medium SAND, some silt, some coarse to medium sand, some fine gravel
------------------------------------------------------------------------------------------------------------------------------------
FD13         1B         51         25            26           2.80      Gray ???^ CLAY
------------------------------------------------------------------------------------------------------------------------------------
FD14         2                                                          Brown SILT and fine SAND, some coarse to medium sand, little fine gravel
------------------------------------------------------------------------------------------------------------------------------------
FD14         3                                                2.76      Brown medium to fine SAND, some silt, little gravel
====================================================================================================================================

     Borings FD1 to FD3 are in the Boston Army Base vicinity.

     Borings FD4 to FD6 are in the Notch.

     Borings FD7 to FD9 are in the Inner Confluence.

     Borings FD10 to FD13 are in the Mystic River.

     Borings FD14 is in the Chelsea River.

                                                                   Project 93317
                                                                     October 22,

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                           SECTION TABLE OF CONTENTS

                            DIVISION 02 - SITE WORK

                                 SECTION 02491

                       UNDERWATER DRILLING AND BLASTING

PART 1   GENERAL

     1.1   REFERENCES
     1.2   RELATED WORK SPECIFIED ELSEWHERE
     1.3   DEFINITIONS
       1.3.1   Soft Material
       1.3.2   Hard Material
       1.3.3   Rock Material
     1.4   PERFORMANCE REQUIREMENTS
       1.4.1   Responsibilities
         1.4.1.1    General
       1.4.2   Coordination
         1.4.2.1    Schedules
         1.4.2.2    Permits
         1.4.2.3    Fisheries Observer
       1.4.3   Work Restrictions
         1.4.3.1    Protection of Finfish and Marine Mammals
         1.4.3.2    Reserved Channel Blasting Operations
         1.4.3.3    Other Restrictions
     1.5   SUBMITTALS
     1.6   QUALITY CONTROL
       1.6.1   Qualifications
       1.6.2   Blasting Safety Plan
     1.7   LIGHTNING PROTECTION
     1.8   RECORDKEEPING
       1.8.1   Daily Explosive Material Summary
       1.8.2   Report of Loss
       1.8.3   Licenses
       1.8.4   Daily Blasting Log
     1.9   DELIVERY, STORAGE, AND HANDLING
       1.9.1   Safety
     1.10  PROJECT/SITE CONDITIONS
       1.10.1  EXISTING CONDITIONS

PART 2   PRODUCTS - NOT USED


PART 3   EXECUTION

     3.1   EXAMINATION
       3.1.1   Preblast Survey
     3.2   PREPARATION
       3.2.1   Test Blast Program
     3.3   BLASTING METHODS AND PROCEDURES
       3.3.1   General
       3.3.2   Blasting Control
         3.3.2.1    Submittals
         3.3.2.2    Vibration Control
     3.4   DISPOSAL OF DREDGED ROCK MATERIAL

     -- End of section Table of Contents --

                    SECTION TABLE OF CONTENTS 02491 Page 1
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BOSTON HARBOR NAVIGATION IMPROVEMENT AND BERTH DREDGING PROJECT



                                 SECTION 02491

                       UNDERWATER DRILLING AND BLASTING


PART 1    GENERAL

1.1      REFERENCES

  The publications listed below form a part of this specification to the extent referenced. The publications are referred to in the text by basic designation only.

          ENGINEERING MANUALS (EM)

  EM 385-1-1                  (1996) U.S. Army Corps of Engineers,
                              Safety and Health Requirements Manual

1.2      RELATED WORK SPECIFIED ELSEWHERE

  a. Requirements relative to water quality monitoring and testing including Data are specified in Section 01135 WATER QUALITY MONITORING AND CONTROL.

  b. Additional requirements relative to water quality monitoring and testing, including protection of finfish and marine mammals, are specified in
  Section 01130 ENVIRONMENTAL PROTECTION.

  c. Measurement and payment for rock material removal and disposal is specified Section 01025 MEASUREMENT AND PAYMENT.

  d. See also EM 385-1-1 U.S. Army Corps of Engineers, Safety and Health Requirements Manual, Section 29 for additional requirements relative to blasting.

1.3      DEFINITIONS

1.3.1    Soft Material

  "Soft" or maintenance material is defined in Section 02482 DREDGING.

1.3.2    Hard Material

  "Hard material" is defined in Section 02482 DREDGING.

1.3.3    Rock Material

  "Rock material" must be of such composition as, in the opinion of the Contracting Officer, requires blasting or the use of special plant for its removal. All other materials including wrecks, snags, stumps, piles, fragments of rock, and boulders, capable of being removed by the dredge in one piece will be classified and paid for under other items of work, as applicable. Rock material shall be removed and disposed as specified in this section, and as indicated on contract drawings.

1.4      PERFORMANCE REQUIREMENTS

1.4.1    Responsibilities

1.4.1.1  General

  The Contractor's blasting program and methods shall be those necessary to accomplish the excavation shown on the contract drawings in accordance with the procedures specified in this section. The Contractor will be required to make necessary plans, examinations, surveys, and test blasts to

                             SECTION 02491  Page 1

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BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

     determine the quantity of explosives that can be fired without injuries to persons, and fish and wildlife, or damage to personal or public property.

1.4.2     Coordination

1.4.2.1   Schedules

     The Contractor shall thoroughly coordinate his schedules for blasting with the proper authorities, Federal, State, and local. No blasting will be done unless the Contractor is notified by all concerned parties that he may blast.

1.4.2.2   Permits

     The Contractor will be required to obtain all necessary permits from the local authorities to perform blasting operations. The Contracting Officer shall be notified in writing that all permits have been obtained.

1.4.2.3   Fisheries Observer

     The Contractor shall provide the services of an approved fisheries observer to monitor fish passage and report on any possible fish kills from the blasting operations. The Contractor shall cooperate with the observer in his observations and recommendations. The Contractor, in cooperation with the fisheries observer, shall also avoid impacts to marine mammals during blasting operations See Section 01130 ENVIRONMENTAL PROTECTION for Fisheries Observer qualifications and approval action requirements.

1.4.3     Work Restrictions

1.4.3.1   Protection of Finfish and Marine Mammals

     No blasting shall be performed in the Mystic River and the Inner Confluence from February 15 to June 15 of any year to protect winter flounder spawning and anadromous fish. Blasting shall also comply with the following restrictions:

          a. No blasting will be permitted during periods of dead slack water consistent with safety requirements.

          b. All blasting operations are contingent upon using sonar, and with a Fisheries Observer present. Significant schools of fish may appear in the area at any time of year. In the event that a fish school is detected during these fish passage periods, the Contractor shall temporarily stop blasting operations when so advised by the Fisheries Observer.

          c. A fish startle system shall be used if blasting occurs in the Reserved Channel during anadromous fish runs between February 15 and June 15. See Section 01130 ENVIRONMENTAL PROTECTION for fish startle system and, sonar equipment requirements.

          d. To reduce fish mortality, all blasting shall be conducted using inserted delays of a fraction of a second per hole and stemming shall be rock or similar material placed into the top of the borehole to deaden the shock wave reaching the water column.

          e. The Fisheries Observer and the Contractor shall also maintain observations for marine mammals in the area and avoid blasting while the animals are in visible range.

1.4.3.2   Reserved Channel Blasting Operations

     Blasting operations in the Reserved Channel and in the nearby portion of the Main Ship Channel will be permitted during any time of the year.

                             SECTION 02491 Page 2
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BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

  However, the other requirements stated above for the protection of finfish and marine mammals will apply.

1.4.3.3   Other Restrictions

  Blasting will not be permitted on Sundays or on State or Federal Legal Holidays, unless approved in advance in writing by the Contracting Officer.

1.5  SUBMITTALS

  Government approval is required for submittals with a "GA" designation; submittals having an "FIO" designation are for information or for acceptance only. The following shall be submitted in accordance with Section 01300 SUBMITTAL PROCEDURES.

     SD-08, Statements

  Blasting Safety Plan; FIO, E Reviewer.

  Prior to blasting, submit a plan for protection of surrounding structures, equipment, vessels and the environment. Acceptance of the plan by the Contracting Officer will not relieve the Contractor of the responsibility for producing safe and satisfactory results.

     SD-01, Data

  Licenses; FIO, C Reviewer.

  Prior to blasting, submit a list of blasting license holders and their responsibilities for this project.

     SD-18, Records

  Daily Blasting Log; FIO, C Reviewer.

  Submit the required daily blasting log of operations on a weekly basis.

     SD-09, Reports

  Preblast Survey; FIO, E Reviewer.

  Prior to blasting, submit a preblast structural survey of existing structures.

     SD-09, Reports

  Test Blast Program; FIO, E Reviewer.

  After test blasting, submit the results of the test blast program. Acceptance of the plan by the Contracting Officer will not relieve the Contractor of the responsibility for producing safe and satisfactory results.

1.6  QUALITY CONTROL

1.6.1     Qualifications

  The Contractor shall employ a specialist qualified in vibration control methods and who is capable of analyzing results obtained from seismograph readings. A minimum of 30 days prior to commencement of blasting operations, the Contractor shall provide the Contracting Officer with the written qualifications of the seismic specialist to include but not be limited to past experience, training, and education. The acceptability of the specialist is subject to the approval of the Contracting Officer. The Contractor shall provide a minimum of three seismographs to measure and

                             SECTION 02491 Page 3
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BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

  vibrations of nearby structures caused by each blast detonated under the contract. Seismograph operators shall be qualified personnel capable of setting up instruments at designated locations and efficiently recording the blast.

1.6.2     Blasting Safety Plan

  No later than 30 days after receipt of Notice to Proceed, the Contractor shall submit a Blasting Plan for review and acceptance. If the plan is not acceptable, the Contractor shall revise and resubmit the plan. The Contracting Officer will require seven days for review and acceptance of the revised plan.

  The Contractor shall also submit a weekly blasting operation schedule to the Contracting Officer to facilitate the Corps' monitoring of the effects of blasting operations on the fishery resource; include also the Fisheries (marine mammal) Observer report. This schedule shall be provided by Wednesday of the week before the blasting is to occur. The schedule shall include, as a minimum, the days when blasting will occur and the areas to be blasted.

  No blasting shall be started until after the Blasting Safety Plan has been reviewed and accepted by the Contracting Officer.

  In addition to the requirements of EM 385-1-1, Section 29, the Contractor's Blasting Plan shall include, as a minimum, the following items:

     (1) Proposed method of transportation, storage, and handling of explosives.

     (2)  Procedure for monitoring the blast operations and handling misfires.

     (3) Location, size, depth, and spacing of blast holes, type of explosive and method of loading and detonating, and maximum number of holes to be detonated per blast. Type of blasting machine to be used and when last tested.

     (4) Type of instrumentation to be used, manufacturer, and when last calibrated and/or certified.

     (5) List of licenses, permits, and/or clearances required, when applied for, and date of approval or anticipated approval by Federal, State, and local concerns.

     (6) A format for maintaining a record of individual blasts (i.e. the "Daily Blasting Log") throughout the life of the project designed to record pertinent data before, during, and after the blasting operation. Pertinent information shall include, but not be limited to, those items specified in paragraph "Daily Blasting Log".

     (7) Names and qualifications of specialists for vibration control analysis and airblast over-pressure measurements, see paragraph "Qualifications". Names and addresses of all certified blasters and users.

     (8) Plan showing location of warning signs and signals to be used Method of controlling vessel traffic and communications.

     (9) Name and address of Contractor's representative to which any claims for damage due to blasting should be addressed.

     (10) A test plan which encompasses the requirements of the Test Blast Program specified below. This plan shall also include the planned test patterns and weights of explosives of each test blast with the anticipated and the allowed peak particle velocities and peak positive airblast pressures at structures most likely to receive damage from the test blast.

                             SECTION 02491 Page 4
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BOSTON HARBOR NAVIGATION IMPROVEMENT AND BERTH DREDGING PROJECT

     (11) The plan shall be signed off by the Contractor's "Contractor Quality Control System Manager."

1.7  LIGHTNING PROTECTION

  The Contractor shall furnish, maintain, and operate lightning-detection equipment during the entire period of blasting operations and/or during the periods that explosives are stored at the site. The equipment shall be similar and equal to the Litton TSM/C Thunderstorm Monitor and Lightning Warning Instrument, as manufactured by Litton Industries, Inc., Environmental Systems Division, Camarillo, California. The equipment shall be installed in accordance with the manufacturer's written instructions. When the lightning-detection device indicates a blasting hazard potential. Personnel shall be evacuated from all areas where explosives are present. The lightning protection equipment shall be identified in the Blasting Plan.

1.8  RECORDKEEPING

1.8.1.    Daily Explosive Material Summary

  The Contractor shall keep a daily record of transactions, to be maintained at each storage magazine. The inventory records shall be updated at the close of business each day. Records shall show class and quantities received and issued, and total remaining on hand at the end of each day. The remaining stock shall be checked each day, and any discrepancies that would indicate a theft or loss of explosive material shall be reported immediately.

1.8.2 Report of Loss

  Should a loss or theft of explosives occur, all circumstances and details of the loss/theft will be immediately reported to he nearest office of the Bureau of Alcohol, Tobacco and Firearms (ATF), as well as to the local law enforcement authorities and the Contracting Officer's Representative.

1.8.3     Licenses

  The Contractor shall provide the Contacting Officer with a list of Contractor's blasting license holders, and only these personnel shall be permitted to handle explosives and conduct blasting operations.

1.8.4     Daily Blasting Log

  The Contractor shall provide the Contacting Officer, on a weekly basis, a daily log of blasting operations. The log shall be updated at close of business each day. The log shall include the number of blasts; time and date of blast; the blast locations and patterns; pounds of explosive used per hole; average water and substrate depth; millisecond delays used; the drill tip elevation at the top of bedrock for each hole drilled as recorded by the Contractor under the direction of the Contracting Officer's representative; and the occurrence of any fish kills.

1.9       DELIVERY, STORAGE, AND HANDLING

1.9.1     Safety

  The Contractor shall take all reasonable precautions for the protection of individuals and property exposed to his operations. Such precautions shall include, but are not limited to:

     (1) The amount of explosives permitted aboard the plant at one time will be subject to the approval of the Contacting Officer, but in no case shall amount exceed that required by the Contractor for one day's operations.

                             SECTION 02491 Page 5
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BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

     (2) Provision shall be made for jettisoning explosives in emergencies. It shall be the Contractor's responsibility for retrieving the same after the emergency is over.

     (3) The Contractor shall take all necessary precautions to prevent damage to any vessel (moored or underway), structures or property, and preserve the crew or occupants thereof from exposure to injury as a result of his operations.

     (4) In order to prevent flyrock damage, blasting mats shall be employed unless four or more feet of water overlies the rock surface.

     (5) The Contractor shall look out for and take all precautions necessary to warn and/or protect swimmers, divers, or other individuals in the water exposed to his operations prior to blasting.

     (6) Transport of explosives and detonators shall be in vehicles suitably grounded and protected from lightning strikes and electrical storm phenomena, in accordance with Federal and State requirements.

     (7) No explosive material shall be handled, transported, or in any way made use of during any period of electrical storms, of lightning, or other electrical phenomenon. In the event that any such condition should appear imminent or occur, or if some known leakage of electricity should occur in the neighborhood of or in the work area, while the transport, handling, making up, charging, or such like use of explosives is being effected, then the work area shall be evacuated and abandoned completely until at least 30 minutes after the condition has ceased or the leakage stopped. The Contracting Officer shall be notified prior to any blasting or loading operation so that stationary or mobile radio transmissions are not made on the site.

     (8) The handling, storage, and use of explosives shall be governed by the applicable provisions of the section on "Blasting" of the Corps of Engineers Manual EM 385-1-1, dated September 1996, entitled, "Safety and Health Requirements Manual." In addition, the Contractor shall make necessary arrangements as may be required by the applicable U.S. Coast Guard, State, County, Municipal, or Port Authority codes, rules, regulations, and laws, and shall be responsible for compliance therewith, including storage of explosives.

  All handling, use, and storage of explosives will be under the personal supervision of a Licensed Blaster.

  No blasting is permitted when visibility is less than 1,500 feet in fog or rain, and between beginning of evening nautical twilight, and ending of morning nautical twilight.

1.10      PROJECT/SITE CONDITIONS

1.10.1    EXISTING CONDITIONS

  The rock to be excavated is from the geologic formation locally known as the Cambridge slate in early literature and as argillite in later references. Argillite is used as the classification for this project. The bedrock map of the area by the United States Geological Survey describes the argillite as gray, laminated to massively bedded with poorly developed bedding-plane partings, having locally imperfect slaty cleavage, and with minor inter bedded sandstone and (or) quartzite.

  Bedrock was encountered by several borings in the Mystic River Channel and in the Boston Army base vicinity as described on the graphic logs shown on the drawings. The bedrock surface is expected to be irregular and its actual occurrence within dredge depth is unknown.


                             SECTION 02491 Page 6
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BOSTON HARBOUR NAVIGATION IMPROVEMENT AND BERTH DREDGING PROJECT

  Contractors are expected to examine the site of the work, cores and logs, and, after investigation, decide for themselves, the character of materials and make their bids accordingly. The Government assumes no responsibility for the types of material encountered, nor does it guarantee that other materials will not be encountered in performance of the work. The removal cost of such other materials shall be included in the Bid Prices. Other subsurface data are referenced in Section 02482 Dredging.

PART 2  PRODUCTS - NOT USED

PART 3  EXECUTION

3.1  EXAMINATION

3.1.1 Preblast Survey

  The Contractor shall provide one qualified person from his organization and his specialist on vibration control to work as a team with a representative of the Contracting Officer in making a preblast structural survey. A representative sample of structures (approximately 20 percent), as determined by the Contractor, that could receive seismic motion greater than 0.5 inch per second or airblast over pressure greater than 0.01 psi, shall be inspected and their condition documented. The Contractor may perform additional preblast surveys of additional structures, at his option and at no additional expense to the Government. All existing outstanding structural defects such as broken windows shall be photographically documented. Video photography may be utilized in addition to still photographs to augment particularly large areas of poor condition, but shall not be used in lieu of the written reporting procedure. Each structure shall be documented as to its construction, foundation type, condition, and closest distance to rock removal locations. The preblast survey inspection methods will be subject to the approval of the Contracting Officer. The Contractor shall prepare a preblast survey report and submit the report to the Contracting Officer. All necessary rights of entry to properties subject to a preblast survey shall be obtained by the Contractor. Owners of all properties that could receive seismic motion greater than 0.5 inch per second or airblast over pressure greater than 0.01 psi shall be notified prior to the commencement of blasting.

3.2  PREPARATION

3.2.1  Test Blast Program

  A test blast program shall be conducted by the Contractor, consisting of a minimum of three test blasts in each area of rock excavation. The purpose of the test program is to allow the Contractor to establish the desired effects for excavation, the safe limits of vibration and airblast over-pressure. The test blast program shall be conducted and reported in strict accordance with procedures outlined in these specifications covering blasting methods and vibration control.

  No test blasting shall be started until after the location for the individual test blasts has been reviewed and approved by the Contracting Officer.

  Test blasting in the Mystic River and Inner Confluence, if necessary, will be permitted only between June 16 of one year through February 14, inclusive, of the next year.

  The test event shall begin with a small number of charges and extend upward to the maximum yield to be used. The final test event shall simulate as close as practicable the explosive charge type, size, overlying water depth, charge configuration, charge separation, initiation methods, and emplacement conditions anticipated for the largest detonations. Upon any

                             SECTION 02491 Page 7
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BOSTON HARBOR NAVIGATION IMPROVEMENT AND BERTH DREDGING PROJECT

  evidence of any damage to preblast survey structures, test blasting shall cease until the Contracting Officer has been notified and adjustments made. One copy of the record for the test blasts shall be submitted in tabular form to the Contracting Officer.

  After the series of test blasts, the Contractor shall examine the representative structures of the preblast survey as previously specified. All new damage resulting from the test blasting shall be reported in detail to the Contracting Officer, including photographs.

  At the conclusion of the test blast program, the Contractor shall examine all reports, surveys, test data, and other pertinent information: the conclusions reached shall be the basis for developing a completely engineered procedure for blasting. The procedures shall include sketches showing blasting patterns, weights and explosives, wiring, and charge emplacement. The developed procedure shall be submitted for review to the Contracting Officer, and upon completion of the review and acceptance, it shall be appended to and become a part of the blasting plan. A period of seven days will be required for review and acceptance by the Contracting Officer of the proposed procedure. Such review period shall not be the basis for a claim against the Government for delay. In no event shall operational blasting proceed until the developed procedure for blasting has been reviewed and accepted by the Contracting Officer. If the procedure is not acceptable, the Contractor shall revise and resubmit the procedure. The Contracting Officer will require five days for review and acceptance of the revised procedure.

3.3  BLASTING METHODS AND PROCEDURES

3.3.1  General

  The Contractor shall take appropriate measures for controlling blast damage which shall include but are not limited to:

     a. Choosing a suitable ignition pattern with millisecond delay detonators to minimize the instantaneous impulse.

     b. Using lower charges in the first detonating delay than those in subsequent delays.

     c. Taking precautions to avoid flashover, which shall include the following measures unless otherwise allowed by the Contracting Officer:

          (1) Keeping the top of the hole uncharged for a depth equal to at least one-half the burden width.

          (2) Using low sensitivity explosives in the entire pattern or loading the holes alternatively with high and low sensitivity explosives.

          (3)  Inspecting the ignition system using ground fault testing.

     d. One person shall be charged with overall development of pattern design, loading and connection the explosives and may supervise subordinates, who also shall have blasting credentials to accomplish the same duties.

     e. Proper lighting plant shall fully illuminate the drilling and loading barge(s) when work is being conducted without full daylight. Drilling shall be vertical with a hole diameter of 6-inches or smaller. Blast holes shall be accurately positioned a Differential Global Positioning System
     (DGPS) and recorded with electronic drill monitoring.

     f. The Contractor shall determine a safe means to drill, load and connect the firing lines to the submerged borings. The vertical

                             SECTION 02491 Page 8

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BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

     loading casing shall be seated into rock and accurately positioned be modern survey procedures.

3.3.2     Blasting Control

3.3.2.1   Submittals

  On a semi-monthly basis, the Contractor shall submit in tabular form a record for each blast which shall consist of positively identified, date and time and location of blast, amount of explosives used, peak particle velocity, and all other data necessary to adequately control blasting operations. A memorandum or telephone report on vibration intensity shall be submitted within 24 hours when specifically requested by the Contracting Officer or without request when such intensity exceeds a peak particle velocity of 1.5 inches per second.

3.3.2.2   Vibration Control

  The vibration specialist shall adopt appropriate measures for blast damage reduction and shall be fully involved in a design of the test blasting and monitoring program and the final production blasting and monitoring program. As a minimum, seismic monitoring equipment shall be placed on the tower and another lower location on or in the Tobin Bridge for monitoring blasting in the Mystic River, and at the Conley Terminal and Boston Army Base for monitoring blasting in the Reserved Channel. Other monitoring stations shall be set up as necessary to gain reliable data on blast effects to structures deemed sensitive by the vibration specialist, Contractor, or Contracting Officer. Fourteen days shall be allowed for the Contracting Officer to review and accept the final blasting plan. The vibration specialist shall be retained throughout the operational program to provide and vertify round-by-round blasting records.

  Millisecond delay caps shall be used on all blasting work.

  Blasting shall be controlled in such a manner that the maximum ground vibration level at any structure which is vulnerable to damage shall not exceed a zero-to-peak particle velocity of 1.0 inches per second nor an energy ratio of 1.0. The instrumentation shall record all three orthoganal components (vertical, radial, and transverse with respect to the location of the blast) of particle velocity direct (or shall have sufficient resolution of acceleration or displacement such that particle velocity can be readily and accurately determined from the records). The instantaneous vector sum of the three directional components of vibration will be used to compute the maximum vibration level.

3.4  DISPOSAL OF DREDGED ROCK MATERIAL

  Rock material shall be placed in dump scows and transported to the Massachusetts Bay Disposal Site and disposed at a taut wire buoy. The location of the Mass Bay Disposal Site is shown on the drawing attached at the end of
  Section 02482 DREDGING. The National Marine Fisheries Service (NMFS) has placed specific conditions governing the use of the Massachusetts Bay Disposal
  Site: See Section 01130 ENVIROMENTAL PROTECTION for information on the NMFS conditions governing the use of the Massachusetts Bay Disposal Site.

     -- End of Section --
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BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

                           SECTION TABLE OF CONTENTS

                            DIVISION 02 - SITE WORK

                                 SECTION 02492

                            UNDERWATER DIVING WORK

PART 1     GENERAL

 1.1      SUMMARY
   1.1.1     Location of Diving Operations
   1.1.2     Underwater Work
   1.1.3     Time of Year and Weather
   1.1.4     Depths of Diving Operations and Visibility
   1.1.5     Types of Diving Operations
   1.1.6     Potential Diving Tasks
   1.1.7     Measurement and Payment

 1.2      REFERENCES
 1.3      SUBMITTALS
   1.3.1     Accepted Submittals
   1.3.2     Unaccepted Submittals
   1.3.3     Submittal Procedure
     1.3.3.1    Procedures
     1.3.3.2    Diving Coordinator Review
     1.3.3.3    Information on Submittal Status
     1.3.3.4    Deviations
   1.3.4     Government Accepted Submittals
   1.3.5     Information Only Submittals
   1.3.6     Submittal Items
     1.3.6.1    Contractor Safe Practices Manual
   1.3.7     Medical Requirements; GA: See Revisions to COE EM 385-1-1,
       Section 30, Paragraph 30.A.12.
     1.3.7.1    Site Specific Diving Operational Plans
  1.4     REGULATORY REQUIREMENTS
    1.4.1    Policy
  1.5 PRE-DIVE CONFERENCE (See COE EM 385-1-1, Section 30, Paragraph 30.A.14 and 30.A.15)
  1.6 MANNING LEVELS FOR DIVE TEAMS (See COE EM 385-1-1, dated 3 Sep 96, Appendix N)

PART 2    PRODUCTS (Diving Equipment)

  2.1     EQUIPMENT REQUIREMENTS (See COE EM 385-1-1, Section 30, dated 3 Sep
          96.

PART 3    EXECUTION

  3.1 SURFACE SUPPLIED AIR OPERATIONS (See COE EM 385-1-1, Section 30, Paragraph 30C)
  3.2     MIXED GAS DIVING OPERATIONS

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                   SECTION TABLE OF CONTENTS 02492 Page 1
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BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

                                 SECTION 02492

                            UNDERWATER DIVING WORK

PART 1    GENERAL

1.1  SUMMARY

1.1.1     Location of Diving Operations

  The location of services to be performed under this contract include Boston Harbor Channels and Berth areas.

1.1.2     Underwater Work

  Provide diving services and equipment as necessary to perform the work of this contract.

1.1.3     Time of Year and Weather

  Diving operations may be conducted year round and in all weather conditions.

1.1.4     Depths of Diving Operations and Visibility

  Depths of diving operations may range from 10 to 80 feet, and may include both clear and limited visibility conditions.

1.1.5     Types of Diving Operations

  The surface supplied air mode of diving shall be used for all underwater work.

1.1.6     Potential Diving Tasks

  A partial list of potential underwater tasks that may be necessary due to the work performed under this contract are as follows:

     a. Underwater investigations and inspections may be necessary in support of underwater drilling and blasting operations.

     b. Services may include conducting underwater surveys to see what is on the channel or berth area bottom prior to dredging.

     c. The Contractor may utilize underwater investigations and surveys as a part of his disposal cell coverage and thickness verification methodology.

     d. Diving operations may be necessary for the attachment of rigging equipment for removal of debris and obstructions.

     e. Diving operations may be necessary for locating and marking underwater utilities with buoys to reduce the risk of damage due to the dredging operation.

     f. Diving operations may be necessary for assisting in retrieving dredge equipment lost in the water during the dredging operation.

     g. Diving operations may be necessary for performing scientific observations and sampling in support of water quality monitoring and control.

     h. The Contractor may utilize underwater surveys to verify complete removal of the MWRA "Old Section 38" water tunnel.

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BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

1.1.7     Measurement and Payment

     No separate measurement or payment will be made for the work of this section. All costs associated with underwater diving work shall be included in the unit and lump sum Bidding Schedule payment items most closely associated with the work involved.

1.2       REFERENCES

     The publications listed below form a part this specification to the extent referenced. The publications are referred to in the text by basic designation only.

               CORPS OF ENGINEERS (COE)

     COE EM 385-1-1
                                      (1996) Safety & Health Requirements Manual

1.3       SUBMITTALS

     The items listed in subpart "Submittal Items" below shall be submitted to the Contracting Officer for review and acceptance by the New England District Safety Officer and the USACE Diving Coordinator (UDC).

1.3.1     Accepted Submittals

     The acceptance of submittals by the Contracting Officer shall not be construed as a complete check, but will indicate only that the submittal generally complies with regulatory requirements. Acceptance will not relieve the Contractor of the responsibility for compliance with COE EM 385-1-1, Section 30. After submittals have been accepted by the Contracting Officer or his designated representative, no resubmittal will be given consideration unless accompanied by an explanation as to why changes are necessary.

1.3.2     Unaccepted Submittals

     The Contractor shall make all corrections required by the Contracting Officer and promptly furnish a corrected submittal in the form and number of copies as specified for the initial submittal. If the Contractor considers any correction indicated on the submittals to constitute a change to the contract, notice shall be given promptly to the Contracting Officer.

1.3.3     Submittal Procedure

     Submittals shall be made as follows:

1.3.3.1   Procedures

     Submit six (6) copies of each submittal item to the USACE Diving Coordinator. For emergency work, FAX or hand carry one copy of each
                      --------------
     submittal. In extreme emergencies, review actions may take place at the dive site, just prior to the dive operation.

1.3.3.2   Diving Coordinator Review

     Review action on all submittals is by the New England District Diving Coordinator (UDC), Mr. George Norton, Telephone Number (978) 318-8870.

1.3.3.3   Information on Submittal Status

     All Contractor requests for current status of submittal reviews shall be made through the Project Resident Engineer.

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BOSTON HARBOR NAVIGATION IMPROVMENT AND BERTH DREDGING PROJECT

1.3.3.4   Deviations

     For submittals which include proposed deviations requested by the Contractor, the Contractor shall set forth in writing the reason for the deviations and annotate such deviations on the submittal. The Government reserves the right to rescind inadvertent approval of submittals containing unnoted deviations.

1.3.4     Government Accepted Submittals

     Upon completion of review of submittals requiring Government acceptance, the submittals will be identified as having received acceptance by being so noted and dated. Four copies of the submittal will be retained by the Contracting Officer and copies of the submittal will be returned to the Contractor.

1.3.5     Information Only Submittals

     Normally submittals for information only will not be returned. Acceptance of the Contracting Officer is not required on information only submittals. These submittals will be used for information purposes. The Government reserves the right to require the Contractor to resubmit any item found not to comply with the contract. This does not relieve the Contract or from the obligation to comply with these specifications and will not prevent the Contracting Officer from requiring contract compliance.

1.3.6     Submittal Items

     The Contractor shall submit all items listed below. The Contracting Officer may request submittals in addition to those listed when deemed necessary to adequately describe the work covered in the particular work order. Each submittal shall be complete and in sufficient detail to allow ready determination of compliance with contract requirements. Prior to submittal, all items shall be checked and approved by the Contractor's Quality Control
     (CQC) representative and shall be stamped, signed, and the contract requirements. Proposed deviations from the contract requirements shall be clearly identified.

1.3.6.1   Contractor Safe Practices Manual

     The Contractor shall develop and maintain a safe practices manual. The safe practices manual shall contain all of the information required by 29 CFR 1910.420 and the additional information as specified below. This manual shall encompass the Contractor's entire diving program and be available at all times at the dive location to each dive team member and the Government representative. The safe practices manual shall include the items listed in paragraph 30.A.11 of COE EM 385-1-1, Section 30, and verification of dive team qualifications and experience. Verification of dive team qualifications and experience includes divers, diving supervisor, and tenders. Evidence that each dive team member has current certification in cardiopulmonary resuscitation (CPR) and first aid shall be submitted. A lack of experience or qualifications to perform the tasks stated in the dive plan will be cause for rejection or cessation of operations.

1.3.7 Medical Requirements; GA; See Revisions to COE EM 385-1-1, Section 30, Paragraph 30.A.12.

1.3.7.1   Site Specific Diving Operational Plans

     A site specific diving operations plan shall be developed for each separate diving operation. This plan shall be submitted to the Contracting Officer for review and acceptance by the New England District UDC, prior to commencement of diving operations. The accepted plan shall be at the diving location at all times and be made available to the Government diving

                             SECTION 02492 Page 3
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BOSTON HARBOR NAVIGATION IMPROVEMENT AND BERTH DREDGING PROJECT

  inspector upon request. As a minimum, the plan shall contain the information required by COE EM 385-1-1, Section 30, Paragraph 30.A.13.

1.4  REGULATORY REQUIREMENTS

  All diving operations performed under this contract shall comply with COE EM 385-1-1, Section 30, dated 3 Sep 96.

  The New England District may elect to implement and enforce more stringent diving requirements than stated in the above reference, but under no circumstances will the operational requirements to be less than specified in the reference.

1.4.1  Policy

  It is the policy of the Corps of Engineers that all contract diving operations be conducted in a prudent manner that will provide for maximum efficiency and minimize the potential for personal injury, loss of life, occupational illness and/or property damage. The Contractor shall not utilize drivers if the objective can be more safely and effectively accomplished by another means, e.g., using remote controlled television system in lieu of drivers.

  The Contractor shall demonstrate that each diver is:

     (1)  Medically fit to dive.

     (2) Adequately trained and have the required proficiency for the work assigned.

     (3)  Provided with and adheres to prescribed safe operating procedures.

     (4) Trained with and required to use all equipment and/or tools to safely perform the assigned tasks.

1.5 PRE-DIVE CONFERENCE (see COE EM 385-1-1, Section 30, Paragraph 30.A.14 and 30.A.15)

1.6  MANNING LEVELS FOR DIVE TEAMS (see COE EM 385-1-1, dated 3 Sep 96, Appendix
N)

PART 2 PRODUCTS (Diving Equipment)

2.1  EQUIPMENT REQUIREMENTS (See COE EM 385-1-1, Section 30, dated 3 Sep 96.

PART 3 EXECUTION

3.1  SURFACE SUPPLIED AIR OPERATIONS (See COE EM 385-1-1, Section 30, Paragraph
30C)

3.2  MIXED GAS DIVING OPERATIONS

  Mixed gas diving operations will not be permitted for the work of this contract.

          -- End of Section --

                             SECTION 02492 Page 4